Exhibit 10.11
This Network Lease Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Tennessee Valley Authority. The representations and warranties of the parties in this Network Lease Agreement were made to, and solely for the benefit of, the other parties to this Network Lease Agreement. The assertions embodied in the representations and warranties may be qualified by information included in schedules, exhibits or other materials exchanged by the parties that may modify or create exceptions to the representations and warranties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Final
NETWORK LEASE AGREEMENT
(A1)
Dated as of September 26, 2003
between
NVG NETWORK I STATUTORY TRUST,
as Owner Lessor
and
Tennessee Valley Authority,
as Lessee

Lease of Control, Monitoring and
Data Analysis Network
CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE OWNER LESSOR IN AND TO THIS NETWORK LEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO, A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS LEASE INDENTURE TRUSTEE UNDER AN INDENTURE OF TRUST AND SECURITY AGREEMENT (Al), DATED AS OF SEPTEMBER 26, 2003, BETWEEN SAID LEASE INDENTURE TRUSTEE, AS SECURED PARTY, AND THE OWNER LESSOR, AS DEBTOR. SEE SECTION 22 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

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Network Lease Agreement
(A1)
     This NETWORK LEASE AGREEMENT (A1), dated as of September 26, 2003 (this “Network Lease”), between NVG NETWORK I STATUTORY TRUST, a Delaware statutory trust (the “Owner Lessor”), and TENNESSEE VALLEY AUTHORITY, a wholly owned corporate agency and instrumentality of the United States (the “Lessee” or “TVA”).
WITNESSETH:
     WHEREAS, the Lessee (i) holds title to the Network (other than the Software Rights) and (ii) owns, or has a license to use, the Software Rights;
     WHEREAS, pursuant to the Head Lease, the Lessee has leased an undivided interest equal to the Owner Lessor’s Percentage in the Network (other than the Software Rights) to the Owner Lessor (which undivided interest, other than the Software Rights, is referred to herein as the “Undivided Interest”);
     WHEREAS, pursuant to the Head Lease, the Lessee has assigned the Software Licenses and/or granted a license to use the Software Rights owned by the Lessee, to the Owner Lessor for the Head Lease Term, and the Owner Lessor has accepted such assignment of, or grant of, such license to use, such Software Rights from the Lessee; and
     WHEREAS, pursuant to this Network Lease, the Owner Lessor will lease the Undivided Interest to the Lessee for the term provided herein and will assign its rights in the Software Rights to the Lessee for the term provided herein.
     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. DEFINITIONS
     Unless the context hereof otherwise requires, capitalized terms used in this Network Lease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto. The general provisions of such Appendix A shall apply to the terms used in this Network Lease and specifically defined herein.
SECTION 2. LEASE OF THE UNDIVIDED INTEREST; ASSIGNMENT OF SOFTWARE RIGHTS
     The Owner Lessor hereby leases the Undivided Interest and assigns its interest in the Software Rights, upon the terms and conditions set forth herein, to the Lessee for the Network Lease Term, and the Lessee hereby leases the Undivided Interest and accepts the assignment of the Software Rights, upon the terms and conditions set forth herein, from the Owner Lessor. The

Lessee and the Owner Lessor understand and agree that (i) this lease of the Undivided Interest and assignment of the Software Rights is subject and subordinate to the interest of the Head Lessee under the Head Lease, (ii) legal title to the Undivided Interest remains vested in the Head Lessor, and (iii) ownership of the software constituting the Software Rights is vested in (a) the vendors of the software in the case of software that is the subject of the Software Licenses, or (b) the Lessee in the case of software owned by the Lessee. The Undivided Interest shall also include an undivided interest equal to the applicable Owner Lessor’s Percentage in (x) all Modifications which are incorporated in the Network and which pursuant to Section 8.3 hereof become subject to this Network Lease, (y) all Replacement Components which become part of the Network pursuant to Section 7.2 hereof and (z) all Substituted Components and Substituted Non-Network Equipment that become subject to the Head Lease and this Network Lease pursuant to Section 14A.3 hereof. The Undivided Interest and Software Rights shall be subject to the terms of this Network Lease from the date on which this Network Lease is executed and delivered.
SECTION 3. NETWORK LEASE TERM AND RENT
     Section 3.1 Network Lease Term. The term of this Network Lease (the “Network Lease Term”) shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on September 26, 2027 subject to earlier termination in whole or in part pursuant to Section 10, 13, 14, 14A, 15, or 18 hereof.
     Section 3.2 Rent. (a) The Lessee hereby agrees to pay to the Owner Lessor basic lease rent payable with respect to the Network Lease Term (“Basic Lease Rent”) for the lease of the Undivided Interest and assignment of the Software Rights as follows: each payment of Basic Lease Rent shall be payable on each Rent Payment Date in the amount equal to the product of the Owner Lessor’s Cost and the percentage set forth opposite such Rent Payment Date on Schedule 1A hereto, subject to adjustment in accordance with Section 3.4 hereof. In the event this Network Lease shall have been terminated in part pursuant to Section 14A with respect to the Termination Percentage of the Network, Basic Lease Rent payable on any Rent Payment Date thereafter shall be reduced by an amount equal to the product of the Termination Percentage and the amount otherwise determined pursuant to the preceding sentence. All Basic Lease Rent to be paid pursuant to this Section 3.2(a) shall be payable in the manner set forth in Section 3.5.
          (b) Basic Lease Rent shall be allocated to each full or partial calendar year during the Network Lease Term (each, a “Rental Period”) as set forth on Schedule 1B hereto, and within each Rental Period, Basic Lease Rent shall be allocated on a level daily basis. The Owner Lessor and the Lessee agree that such allocation is intended to constitute an allocation of fixed rent within the meaning of Treasury Regulation §1.467-1 (c)(2)(ii)(A) to each Rental Period. The Basic Lease Rent payable on each Rent Payment Date pursuant to Section 3.2(a) shall be in satisfaction of the Lessee’s obligation to pay the Basic Lease Rent allocated to the related Rental Period, as set forth on Schedule 1C hereto.
          (c) Basic Lease Rent payable on any Termination Date and the Early Purchase Price, the Purchase Option Price and the Termination Values have been determined on a net basis, by taking into account any Underpayment of Basic Lease Rent or Overpayment of

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Basic Lease Rent as of the Early Purchase Date, the date of the exercise of the Purchase Option or Termination Date. Accordingly, on any such date, the Lessee’s obligation to pay to the Owner Lessor any Underpayment of Basic Lease Rent and the Owner Lessor’s obligation to pay to the Lessee any Overpayment of Basic Lease Rent shall be satisfied in full by the payment by the Lessee to the Owner Lessor of the Early Purchase Price, Purchase Option Price or Termination Value due and payable on such date.
     Section 3.3 Supplemental Lease Rent. The Lessee also agrees to pay to the Owner Lessor, or to any other Person entitled thereto as expressly provided herein or in any other Operative Document, as appropriate, any and all Supplemental Lease Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of the Lessee to pay any Supplemental Lease Rent, the Owner Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise for the failure to pay Basic Lease Rent. The Lessee will also pay as Supplemental Lease Rent, to the extent permitted by Applicable Law, an amount equal to interest at the Overdue Rate on any part of any payment of Basic Lease Rent not paid when due for any period for which the same shall be overdue and on any Supplemental Lease Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid. All Supplemental Lease Rent to be paid pursuant to this Section 3.3 shall be payable in the manner set forth in Section 3.5.
     Section 3.4 Adjustment of Lease Schedules.
          (a) The Lessee and the Owner Lessor agree that Basic Lease Rent shall be adjusted after the Closing Date, either upwards or downwards, to reflect the principal amount, amortization and interest rate on any Additional Lessor Notes issued pursuant to Section 2.12 of the Lease Indenture in connection with a refinancing of the Lessor Note pursuant to Section 11.1 or 11.2 of the Participation Agreement, provided that in connection with an adjustment relating to a refinancing pursuant to Section 11.2, the adjustment shall reflect only the interest rate on such Additional Lessor Notes. To the extent not inconsistent with the prior sentence, any adjustments pursuant to this Section 3.4(a) shall be calculated (i) first, to preserve the Owner Participant’s Net Economic Return through the end of the Network Lease Term; (ii) second, consistent with (i), to minimize the present value to the Lessee of the Basic Lease Rent; and (iii) third, to be consistent with any uneven rent safe harbor provided under Section 467 of the Code and the Treasury Regulations promulgated thereunder, but only to the extent that Basic Lease Rent prior to such adjustment was so consistent (other than, with respect to the limitation on the criterion established by this clause (iii), if there shall have occurred a Tax Law Change), thereby not increasing the possibility, if any, of the Network Lease being determined to be a “disqualified leaseback or long term agreement” within the meaning of Section 467 of the Code and the Treasury Regulations thereunder. Adjustments will be made using the same method of computation originally used in the calculation of the Basic Lease Rent and the Pricing Assumptions as set forth on Schedule 3 hereto (other than those that have changed as the result of the event giving rise to the adjustment). The adjustments contemplated by this Section 3.4(a) will result in corresponding adjustments to the Termination Values. Any adjustment pursuant to this Section 3.4(a) shall be made subject to and in compliance with Sections 3.4(c) and (d) hereof.

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          (b) The Lessee and the Owner Lessor agree that Basic Lease Rent, Termination Values and the Early Purchase Price shall each be reduced by an amount equal to the product of the Termination Percentage and each of such amounts, respectively, to reflect a partial termination of this Network Lease pursuant to Section 14A.
          (c) Anything herein or in any other Operative Document to the contrary notwithstanding, Basic Lease Rent payable on any Rent Payment Date, whether or not adjusted in accordance with this Section 3.4, shall, in the aggregate, be in an amount at least sufficient to pay in full scheduled principal and interest payments on the Lessor Note on such Rent Payment Date. Anything herein or in any other Operative Document to the contrary notwithstanding, Termination Values and the Early Purchase Price under this Network Lease, whether or not adjusted in accordance with this Section 3.4, shall in the aggregate, together with all other Rent due and owing on such date, exclusive of any portion thereof that is an Excepted Payment, be in an amount at least sufficient to pay in full the principal of, premium, if any, and accrued interest on the Lessor Note payable on such date (excluding, however, principal and interest payable on a Lease Indenture Event of Default not caused by a Lease Event of Default).
          (d) Any adjustment pursuant to this Section 3.4 shall initially be computed by the Owner Participant, subject to the verification procedure described in this Section 3.4(d). Once computed, the results of such computation shall promptly be delivered by the Owner Participant to the Lessee. Within 20 days after the receipt of the results of any such adjustment, the Lessee may request that a lease advisory firm or nationally recognized firm of independent public accountants jointly selected by the Owner Participant and the Lessee (the “Verifier”) verify, after consultation with the Owner Participant and the Lessee, the accuracy of such adjustment in accordance with this Section 3.4. The Owner Participant and the Lessee hereby agree, subject to the execution, by the Verifier of an appropriate confidentiality agreement, to provide the Verifier with all information and materials (other than income tax returns and books) as shall be necessary in connection therewith. If the Verifier confirms that such adjustment is in accordance with this Section 3.4, it shall so certify to the Lessee, the Owner Lessor and the Owner Participant and such certification shall be final, binding and conclusive on the Lessee, the Owner Participant and the Owner Lessor. If the Verifier concludes that such adjustment is not in accordance with this Section 3.4, and the adjustments to Basic Lease Rent or Termination Value calculated by the Verifier are different from those calculated by the Owner Participant, then it shall so certify to the Lessee, the Owner Lessor and the Owner Participant and the Verifier’s calculation shall be final, binding and conclusive on the Lessee, the Owner Lessor and the Owner Participant. If the Lessee does not request verification of any adjustment within the period specified above, the computation provided by the Owner Participant shall be final, binding and conclusive on the Lessee, the Owner Lessor and the Owner Participant. The final determination of any adjustment hereunder shall be set forth in an amendment to this Network Lease, executed and delivered by the Owner Lessor and the Lessee and consented to by the Owner Participant; provided, however, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Verifier in verifying an adjustment pursuant to this Section 3.4 shall be paid by the Lessee; provided, however, that, in the event that such Verifier determines that the implicit financing rate of Basic Lease Rent to be made under this Network Lease as calculated by the Owner Participant is greater than the implicit financing rate of the correct Basic Lease Rent as certified by the Verifier by more than two basis points, then such expenses of the Verifier

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shall be paid by the Owner Participant. Notwithstanding anything herein to the contrary, the sole responsibility of the Verifier shall be to verify the calculations hereunder and matters of interpretation of this Network Lease or any other Operative Document shall not be within the scope of the Verifier’s responsibilities.
     Section 3.5 Manner of Payments. All Rent (whether Basic Lease Rent or Supplemental Lease Rent) shall be paid by the Lessee in lawful currency of the United States of America in immediately available funds to the recipient not later than 11:00 a.m. (New York City time) on the date due. All Rent payable to the Owner Lessor (other than Excepted Payments) shall be paid by the Lessee to the Owner Lessor by payment to the Owner Lessor’s Account, or to such other place as the Owner Lessor shall notify the Lessee in writing; provided, however, that so long as the Lien of the Lease Indenture has not been discharged, the Owner Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien of the Lease Indenture shall have been fully discharged in accordance with its terms), and the Lessee agrees, that all payments of Rent (other than Excepted Payments) payable to the Owner Lessor shall be paid by wire transfer directly to the Lease Indenture Trustee’s Account or to such other place as the Lease Indenture Trustee shall notify the Lessee in writing pursuant to the Lease Indenture. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify the Lessee in writing.
SECTION 4. DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT
     Section 4.1 Disclaimer of Warranties.
          (a) Without waiving any claim the Lessee may have against any manufacturer, vendor or contractor, THE LESSEE ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE OWNER LESSOR AND THE OWNER PARTICIPANT THAT (i) THE NETWORK AND EACH COMPONENT THEREOF IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE LESSEE, (ii) THE LESSEE IS SATISFIED THAT THE NETWORK AND EACH COMPONENT THEREOF IS SUITABLE FOR THEIR RESPECTIVE PURPOSES, (iii) NONE OF THE OWNER LESSOR, THE OWNER PARTICIPANT OR THE LEASE INDENTURE TRUSTEE IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (iv) THE UNDIVIDED INTEREST IS LEASED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE NETWORK LEASE TERM SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED, INCLUDING (1) ZONING REGULATIONS, (2) ENVIRONMENTAL LAWS OR (3) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS NETWORK LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE OWNER LESSOR, THE OWNER PARTICIPANT OR THE LEASE INDENTURE TRUSTEE, (v) THE SOFTWARE RIGHTS ARE ASSIGNED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE NETWORK LEASE TERM SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED, AND (vi) THE OWNER LESSOR LEASES FOR THE NETWORK LEASE TERM SPECIFIED HEREIN AND THE LESSEE

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TAKES THE UNDIVIDED INTEREST AND THE SOFTWARE RIGHTS UNDER THIS NETWORK LEASE “AS-IS”, “WHERE-IS” AND “WITH ALL FAULTS”, AND THE LESSEE ACKNOWLEDGES THAT NONE OF THE OWNER LESSOR, THE OWNER PARTICIPANT OR THE LEASE INDENTURE TRUSTEE MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY OF THE NETWORK (OR ANY RELATED SOFTWARE) OR AS TO THE TITLE OF THE UNDIVIDED INTEREST OR THE SOFTWARE RIGHTS, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE NETWORK (OR ANY RELATED SOFTWARE) OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Owner Lessor represents and warrants that on the Closing Date, the Undivided Interest and the Software Rights will be free of Owner Lessor’s Liens. It is agreed that all such risks, as between the Owner Lessor, the Owner Participant and the Lease Indenture Trustee on the one hand and the Lessee on the other hand are to be borne by the Lessee with respect to acts, occurrences or omissions prior to or during the Network Lease Term. None of the Owner Lessor, the Owner Participant or the Lease Indenture Trustee shall have any responsibility or liability to the Lessee or any other Person with respect to any of the following: (x) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Network (or any related software) or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (y) the use, operation or performance of the Network (or any related software) or any Component thereof or any risks relating thereto; or (z) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of the Network (or any related software) or any Component thereof. The provisions of this paragraph (a) of this Section 4.1 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties of the Owner Lessor, the Owner Participant or the Lease Indenture Trustee, express or implied, with respect to the Undivided Interest, the Network (or any related software), the Software Rights, or any Components thereof that may arise pursuant to any Applicable Law now or hereafter in effect, or otherwise.
      (b) During the Network Lease Term, so long as no Lease Event of Default shall have occurred and be continuing, the Owner Lessor hereby appoints irrevocably and constitutes the Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Owner Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Owner Lessor may have in respect of the Undivided Interest, the Network, the Software Rights, or any Component thereof, against any manufacturer, vendor or contractor, or under any express or implied warranties relating to the Undivided Interest, the Network, the Software Rights, or any Component thereof.

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     Section 4.2 Quiet Enjoyment. The Owner Lessor expressly, as to its own actions only, agrees that, notwithstanding any provision of any other Operative Document, so long as no Lease Event of Default shall have occurred and be continuing, it shall not interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Lessee of the Network.
SECTION 5. RETURN OF NETWORK
     Section 5.1 Return. Upon the Expiration Date or early termination of this Network Lease pursuant to Section 18, the Lessee, at its own expense, shall return the Undivided Interest and Software Rights (together with an undivided interest equal to the Owner Lessor’s Percentage in all Modifications to the Network, all rights in software that shall have become subject to the Head Lease pursuant to Section 10 of the Head Lease and Section 8.3 of this Network Lease, and an undivided interest equal to the Owner Lessor’s Percentage in all Substituted Components and Substituted Non-Network Equipment that shall have become subject to the Head Lease and this Network Lease pursuant to Section 10 of the Head Lease and Section 14A of this Network Lease) to the Owner Lessor or any permitted transferee or assignee of the Owner Lessor. Promptly following the Expiration Date or early termination of this Network Lease (or, if later, the last “Expiration Date” or date of termination of any Other Network Lease), the Lessee shall effect delivery of the Undivided Interest and Software Rights at its own cost and expense by assembling and preparing the Network (including any related software) and each Component thereof for shipment to a site or sites designated by the Owner Lessor in order to permit the efficient reinstallation of the Network at such site or sites. The Lessee further agrees to pay any and all installation costs necessary to install the Network (including any related software) at such site or sites in conformity with Prudent Industry Practice. Unless the Measurement and Analysis System shall no longer be operating as part of the Network as a consequence of a Partial Termination under Section 14A, or as otherwise agreed between the Owner Participant and the Lessee, the Lessee shall cause the Network to be returned and installed pursuant to this Section 5.1 as a single integrated “system” which shall include the presence of an automated data-communication, link established between the Energy Management, Protection and Billing System and the Measurement and Analysis System, which link will allow for the automatic exchange and retrieval of data between the two systems. In addition, the Lessee shall execute and deliver to the Owner Lessor or such transferee or assignee an instrument or instruments in form and substance reasonably acceptable to the Owner Lessor evidencing surrender by the Lessee of the Lessee’s right to the Undivided Interest and Software Rights under this Network Lease and to the possession thereof. In connection with such return, the Lessee shall (a) assign, to the extent permitted by Applicable Law, an undivided interest equal to the Owner Lessor’s Percentage in, and shall cooperate with all reasonable requests of the Owner Participant, the Owner Lessor or a permitted transferee or assignee of either of such parties For purposes of obtaining, or enabling the Owner Participant, the Owner Lessor or such transferees or assignees to obtain, any and all licenses, permits, approvals and consents of any Governmental Entities that are or will be required to be obtained by the Owner Participant, the Owner Lessor or such transferee or assignee in connection with the use, operation or maintenance of the Network on or after such return in compliance with Applicable Law; and (b) provide the Owner Lessor or a permitted transferee or assignee of the Owner Lessor, subject to any equipment manufacturer-imposed conditions of confidentiality, originals or copies of all documents, instruments, plans, maps, specifications, manuals, drawings and other documentary materials relating to the installation, maintenance, operation, construction, design, modification and repair of the

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Network (including any related software) or any portion thereof, as shall be in the Lessee’s possession and shall be reasonably appropriate or necessary for the ownership, possession, operation or maintenance of the Network (including any related software).
     Section 5.2 Condition Upon Return. At the time of a return of the Undivided Interest and the Software Rights by the Lessee to the Owner Lessor or any permitted transferee or assignee of the Owner Lessor pursuant to Section 5.1, the following conditions shall be complied with, all at the Lessee’s sole cost and expense:
          (a) the Network and any related software (including all Modifications and Substituted Components (and any related software), and all Substituted Non-Network Equipment (and any related software)) will be in at least as good condition as if it had been maintained, repaired and operated during the Network Lease Term in compliance with the provisions of this Network Lease, ordinary wear and tear and degradation excepted, and there shall be no deferred maintenance in respect of the Network (or any related software);
          (b) the Undivided Interest and the Software Rights shall be free and clear of all Liens other than Permitted Post Network Lease Term Liens;
          (c) if the Network (including any related software) has been reconfigured or upgraded after the Closing Date in compliance with this Network Lease, the Network (including any related software) shall be returned in its reconfigured or upgraded form;
          (d) the Network shall have at least the capability and functional ability to perform as an integrated system substantially all of the Network Functions (normal wear and tear and degradation excepted);
          (e) no Component shall be a temporary Component and any Replacement Component shall comply with Prudent Industry Practice; and
          (f) rights in respect of any software necessary for the efficient operation of the Network at the standard required by the other provisions of this Section 5.2 will, to the extent requiring the consent of any vendor or other Person, be subject to a consent of such vendor or other Person in a form substantially similar to the Software License Consents or in a form reasonably acceptable to the Owner Lessor.
SECTION 6. LIENS
     The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Network, the Undivided Interest, the Software Rights or any interest therein or in, to or on its interest in this Network Lease or its interest in any other Operative Document, except Permitted Liens, and the Lessee shall promptly notify the Owner Lessor of the imposition of any such Lien of which the Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

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SECTION 7. MAINTENANCE; REPLACEMENTS OF COMPONENTS
     Section 7.1 Maintenance. The Lessee, at its own cost and expense, will (a) cause the Network (including any related software) to be maintained in good condition, repair and working order, ordinary wear and tear and degradation excepted, and will operate the Network (including any related software) in compliance with all Applicable Laws of any Governmental Entity having jurisdiction, and (b) cause to be made all necessary repairs, renewals and replacements thereof, (i) as may be necessary so that the business carried on in connection with the Network may be properly and advantageously conducted at all times, (ii) in accordance with Prudent Industry Practice, (iii) as may be necessary to preserve the functional capability of the Network (including any related software) to perform as an integrated “system” the Network Functions, and (iv) as may be necessary to cause the Network to be operated in a manner which does not discriminate against the Network when compared to any other similar equipment owned or leased by the Lessee.
     Section 7.2 Replacement and Removal of Components. In the ordinary course of maintenance, service, repair or testing, the Lessee, at its own cost and expense, may remove or cause or permit to be removed from the Network any Component (including any related software); provided, however, that the Lessee shall (a) cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and in as good operating condition as the Component replaced, assuming that the Component replaced, was maintained in accordance with this Network Lease (each such replacement Component being herein referred to as a “Replacement Component”) and (b) cause such replacement to be performed in a manner which does not diminish the current or residual value of the Network (taking into account any related software) or the remaining useful life or utility of the Network (taking into account any related software) by more than a de minimis amount or cause the Network or any related software to become “limited-use” property within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 and 2001-29, 2001-19 I.R.B. 1160, such current value, residual value, utility and remaining useful life of any Replacement Component shall be determined based on appropriate factors relating to the current value, residual value, utility and remaining useful life of the Network as a whole both immediately prior to and subsequent to such replacement (i.e., the contribution of such Replacement Component to the Network’s function and capacity) rather than the specific current value, residual value, utility or remaining useful life of the Replacement Component and replaced Component itself. If any Component subject to the Head Lease and this Network Lease is at any time removed from the Network, such Component shall remain subject to the Head Lease and this Network Lease, wherever located, until such time as such Component shall be replaced by a Replacement Component, which has been incorporated in the Network and which meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Network, without further act (and at no cost to the Owner Lessor and with no adjustment to Head Lease Rent, Basic Lease Rent or Termination Value), (i) the removed or replaced Component shall no longer be subject to the Head Lease and this Network Lease, (ii) title to the removed Component shall remain vested in the Lessee or vest in such other Person as shall be designated by the Lessee, free and clear of all rights of the Owner Lessor and the Lease Indenture Trustee, (iii) title to the Replacement Component shall thereupon vest with the Lessee and an undivided interest equal to the applicable Owner Lessor’s Percentage in such Replacement Component shall (x) become subject to the Head Lease, this Network Lease and

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the Lien of the Lease Indenture, and (y) be deemed a part of the Undivided Interest for all purposes of this Network Lease. Throughout the Network Lease Term the Lessee shall be permitted to temporarily replace Components or portions of the Network with Components in order to keep the Network in commercial operation or to return it to commercial operation provided that any such Components shall he removed or replaced with proper Components as soon as commercially practicable. Notwithstanding anything in this Section 7.2 or elsewhere in this Network Lease to the contrary, if the Lessee has determined that a Component (including related software) is surplus or obsolete, it shall have the right to remove such Component without replacing it: provided, that no such Component may be so removed without being replaced if such removal would diminish the current or residual value of the Network (taking into account any related software) or the remaining useful life or utility of the Network (taking into account any related software) by more than a de minimis amount or cause the Network (taking into account any related software) to become “limited use” property within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 and 2001-29, 2001-19 I.R.B. 1160. The Lessee shall keep records of any maintenance, servicing, repairing or testing performed on the Network (and any related software) in the ordinary course of business in accordance with its then current practice.
SECTION 8. MODIFICATIONS
     Section 8.1 Required Modifications. The Lessee, at its own cost and expense, shall make or cause or permit to be made all Modifications to the Network (including any related software) as are required by Applicable Law or any Governmental Entity having jurisdiction (each, a “Required Modification”); provided, however, that the Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner which does not involve any danger of (a) foreclosure, sale, forfeiture or loss of, or imposition of a material Lien on any part of the Network, (including any related software) or any impairment of the use, operation or maintenance of the Network (including any related software) in any material respect, or (b) any criminal or material civil liability being incurred by the Owner Participant, the Owner Lessor or the Lease Indenture Trustee.
     Section 8.2 Optional Modifications. The Lessee at any time may, at its own cost and expense, make or cause or permit to be made any Modification to the Network as the Lessee considers desirable in the proper conduct of its business (any such non-Required Modification being referred to as an “Optional Modification”); provided, that no Optional Modification shall be made to the Network that would (a) change the functional nature of the Network, (b) diminish by more than a de minimis amount the current or residual value of the Network (taking into account any related software) or the remaining useful life or utility of the Network (taking into account any related software), (c) cause the Network (taking into account any related software) to become “limited use” property, within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 and 2001-29, 2001-19 I.R.B. 1160 or (d) alter the Network such that it would not be commercially feasible for the Lessee or its designee to return the Network as a whole in accordance with Section 5.
     Section 8.3 Title to Modifications. Title to all Modifications shall immediately vest in the Head Lessor. An undivided interest equal to the applicable Owner Lessor’s Percentage in all Modifications shall (at no cost to the Owner Lessor and with no adjustment to Head Lease Rent

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or Basic Lease Rent, Termination Value, either Early Purchase Price or Purchase Option Price) immediately (i) become subject to the Head Lease and this Network Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture, and (ii) be deemed part of the Network and Undivided Interest for all purposes of the Head Lease and this Network Lease. The Lessee, at its own cost and expense, shall take such steps as either the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee may reasonably require from time to time to confirm that such undivided interest in all Modifications are subject to the Head Lease and this Network Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, that the Owner Lessor’s leasehold interest in such Modifications is subject to the Lien of the Lease Indenture.
     Section 8.4 Report of Modifications. Within 120 days after the end of each fiscal year, the Lessee shall furnish to the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, a report stating the total cost of all Modifications made during such fiscal year and describing separately and in reasonable detail each such Modification that cost in excess of $20,000,000.
SECTION 9. NET LEASE
     This Network Lease is a “net lease” and the Lessee’s obligation to pay all Basic Lease Rent payable hereunder, as well as any Termination Value (or amount computed by reference thereto) in lieu of Basic Lease Rent following termination of this Network Lease, shall be absolute and unconditional under any and all circumstances and shall not be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character, including by (i) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or any other Person, including any claim as a result of any breach by any of said parties of any covenant or provision in this Network Lease or any other Operative Document, (ii) any lack, or invalidity of title or other interest or any defect in the title or other interest, condition, design, operation, merchantability or fitness for use of the Network or any Component or any portion thereof, or any eviction by paramount title or otherwise, or any unavailability of the Network, any Component or any portion thereof, (iii) any loss or destruction of, or damage to, the Network or any Component or any portion thereof or interruption or cessation in the use or possession thereof or any part thereof by the Lessee for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Network or any Component or any portion thereof by any Governmental Entity or TVA or otherwise, (v) the invalidity or unenforceability or lack of due authorization or other infirmity of this Network Lease or any other Operative Document, (vi) the lack of right, power or authority of the Owner Lessor to enter into this Network Lease or any other Operative Document, (vii) any ineligibility of the Network or any Component or any portion thereof for any particular use, whether or not due to any failure of the Lessee to comply with any Applicable Law, (viii) any event of “force majeure” or any frustration, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (x) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee or any other Person, (xi) any Lien of any Person with respect to the Network or any Component or any portion thereof, or (xii) any other cause, whether similar or dissimilar to the foregoing, any present or

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future law notwithstanding, except as expressly set forth herein or in any other Operative Document, it being the intention of the parties hereto that all Basic Lease Rent (and all amounts, including Termination Value (or amounts computed by reference thereto), in lieu of Basic Lease Rent following termination of this Network Lease in whole or in part) payable by the Lessee hereunder shall continue to be payable in all events in the manner and at times provided for herein. All Rent, including Basic Lease Rent (and all amounts, including Termination Value (or amounts computed by reference thereto), in lieu of Basic Lease Rent following termination of this Network Lease in whole or in part) shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Lessee or any other Person against the Owner Lessor or any other Person under this Network Lease or otherwise. To the extent permitted by Applicable Law, the Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Network Lease except in accordance with Sections 10, 13, 14, 14A, 15 or 16. If for any reason whatsoever this Network Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees, to the extent permitted by Applicable Law, to pay to the Owner Lessor an amount equal to each installment of Basic Lease Rent and all Supplemental Lease Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Network Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Lessee might have under any of the Operative Documents or otherwise or to limit the right of the Lessee separately to make any claim it might have against the Owner Lessor or any other Person or to separately pursue such claim in such manner as the Lessee shall deem appropriate.
SECTION 10. EVENTS OF LOSS
     Section 10.1 Occurrence of Events of Loss. The Owner Lessor and the Owner Participant will promptly notify the Lessee and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee of any event of which it is aware that upon election by the Owner Participant or Owner Lessor would result in a Regulatory Event of Loss. The Lessee will promptly notify the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee of any damage to or other event with respect to, the Network that the Lessee reasonably anticipates will cause an Event of Loss described in clause (a) or (b) of the definition of Event of Loss or that causes damage to the Network in excess of $20 million. If an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall occur, then no later than six months following such occurrence, the Lessee shall notify the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, in writing of its election to either (a) if no Significant Lease Default or Lease Event of Default (other than Lease Events of Default arising as a result of such Event of Loss) has occurred and is continuing and subject to the satisfaction of the conditions set forth in Section 10.3(a) and (b), repair or replace the Network so that the Network shall have a current and residual value, remaining useful life and utility at least equal to that of the Network prior to such Event of Loss, assuming the Network was in the condition and repair required to be maintained by this Network Lease or (b) terminate this Network Lease

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pursuant to Section 10.2 hereof. The Lessee may elect the option provided in clause (b) of the preceding sentence regardless of whether the Network is to be repaired or replaced. If the Lessee fails to make an election as provided above, an Event of Loss shall be deemed to occur with respect to the Network as of the end of the six month period referred to in the third sentence of this Section 10.1 and the Lessee will be deemed to have made the election to terminate this Network Lease pursuant to Section 10.2.
     Section 10.2 Payment of Termination Value; Termination of Basic Lease Rent.
          (a) If (i) an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall have occurred with respect to the Network and the Lessee shall elect not to repair or replace the Network pursuant to Section 10.1 (a) hereof, or (ii) an Event of Loss shall be deemed to occur pursuant to the last sentence of Section 10.1, or (iii) a Regulatory Event of Loss shall have occurred, then, on a Termination Date occurring no later than 90 days following the Lessee’s notice of its election referred to in the third sentence of Section 10.1 or the occurrence of a deemed Event of Loss pursuant to the last sentence of Section 10.1 or the occurrence of a Regulatory Event of Loss, as the case may be, the Lessee shall terminate the Network Lease and, subject to Section 10.2(d), pay to the Owner Lessor the sum of (A) Termination Value determined as of the Termination Date on which payment is made, (B) all amounts of Supplemental Lease Rent (including all documented, out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, and all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 10.2) due and payable on or prior to such Termination Date, (C) any unpaid Basic Lease Rent due before such Termination Date and (D) in the case of a Regulatory Event of Loss, the Make Whole Premium on the Lessor Note, if any. Ail payments of Rent under this Section 10.2(a) shall, to the extent required by Section 3.5, be made to the Lease Indenture Trustee.
          (b) Concurrently with (but not as a condition to) the payment of all sums required to be paid pursuant to this Section 10.2, (i) Basic Lease Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability to the Owner Lessor with respect to the Undivided Interest or the Software Rights except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express provisions of any Operative Document, (iii) unless the Lessee assumes the Lessor Notes pursuant to Section 10.2(d), the Owner Lessor shall pay the outstanding principal and accrued interest on the Lessor Note pursuant to Section 2.10(a) of the Lease Indenture, (iv) this Network Lease and the Head Lease shall terminate, (v) the Owner Lessor shall, at the Lessee’s cost and expense, execute and deliver to the Lessee a release or termination of this Network Lease, (vi) the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest to the Lessee pursuant to this Section 10.2 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults’” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens; and (vii) the Owner Lessor shall discharge the Lien of the Lease Indenture and execute and deliver appropriate releases and other documents or instruments

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necessary or desirable to effect the foregoing, all to be prepared and filed (as appropriate) by and at the cost and expense of the Lessee.
          (c) Any payments with respect to the Undivided Interest or the Software Rights received at any time by the Owner Lessor, the Lease Indenture Trustee or the Lessee from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (b) of the definition of Event of Loss shall be applied as follows:
     (i) all such payments received at any time by the Lessee shall be promptly paid to the Owner Lessor or, if the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee, for application pursuant to the following provisions of this Section 10.2, except that so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing (other than Lease Events of Default arising as a result of such Event of Loss), the Lessee may retain any amounts that the Owner Lessor would at the time be obligated to pay to the Lessee as reimbursement under the provisions of paragraph (ii) below;
     (ii) so much of such payments as shall not exceed the amount required to be paid by the Lessee pursuant to paragraph (a) of this Section 10.2 shall be applied in reduction of the Lessee’s obligation to pay such amount if not already paid by the Lessee or, if already paid by the Lessee, shall, so long as no Significant Lease Default or Lease Event of Default (other than Lease Events of Default arising as a result of such Event of Loss) shall have occurred, and be continuing, be applied to reimburse the Lessee for its payment of such amount; and
     (iii) the balance, if any, of such payments remaining thereafter shall be paid to the Owner Lessor.
          (d) Notwithstanding the foregoing provisions of paragraph (a) of this Section 10.2, in the case of a Regulatory Event of Loss, so long as no Lease Event of Default shall have occurred and is continuing, the Lessee may, at its option, elect to assume in full, the Lessor Note and if (i) the Lessee shall have executed and delivered an assumption agreement to assume in full the Lessor Note as permitted by and in accordance with Section 2.10(c) of the Lease Indenture, (ii) all other conditions contained in such Section 2.10(c) shall have been satisfied, and (iii) no Significant Lease Default or Lease Event of Default shall have occurred or be continuing after giving effect to such assumption, then, the obligation of the Lessee to pay Termination Value shall be reduced by the outstanding principal amount and accrued interest of the Lessor Note so assumed by the Lessee.
     Section 10.3 Repair or Replace. The Lessee’s right to repair or replace the Network pursuant to Section 10.1 shall be subject to the fulfillment, at the Lessee’s sole cost and expense, in addition to the conditions contained in said clause (a), of the following conditions:
          (a) the Lessee shall, on the date it gives notice pursuant to Section 10.1 of its election to repair or replace the Network (i) deliver to the Owner Participant either (x) an opinion

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of tax counsel to the Owner Participant to the effect that such proposed repair or replacement will not result in any incremental adverse tax consequences to the Owner Participant or the Owner Lessor, or (y) an indemnity against all adverse tax risks as a result of such proposed repair or replacement, such indemnity to be in form and substance satisfactory to the Owner Participant, (ii) deliver to the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee (A) a report of an Independent Engineer, in form and substance reasonably acceptable to the Owner Participant, to the effect that the repair or replacement of the Network is technologically feasible and economically viable and that it is reasonable to expect that such repair or replacement can be completed by a date at least 6 months prior to the end of the Network Lease Term, and (B) a report, in form and substance reasonably acceptable to the Owner Participant, of the QTE Consultant or other party (selected by the Owner Participant and reasonably acceptable to the Lessee) experienced in the analysis of property eligible for treatment as “qualified technological equipment” under §168(i)(2) of the Code that the Network (and its major Components), after repair or replacement, will constitute “qualified technological equipment” under §168(i)(2) of the Code or “computer software” under §167(f)(l)(B) of the Code, provided, however, such report shall be required only if Owner Lessor’s Percentage of the Network Cost has not been fully recovered for federal income tax purposes at the time that the repair or replacement is being made;
          (b) the Lessee shall cause the repair or replacement of the Network to commence as soon as reasonably practicable after notifying the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee pursuant to Section 10.1, of its election to repair or replace the Network, and in all events within 12 months of the occurrence of the event that caused such Event of Loss, and will cause work on such repair or replacement to proceed diligently thereafter. As the repair or replacement of the Network progresses, title to the repaired or replacement equipment shall vest in the Lessee and an undivided interest equal to the Owner Lessor’s Percentage in the repaired or replacement equipment (and associated software) shall become subject to the Head Lease and this Network Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture, and be deemed a part of the Network for all purposes of the Head Lease and this Network Lease, automatically without any further act by any Person; and
          (c) within 30 days of the date of the completion of such repair or replacement (the “Rebuilding Closing Date”) the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereto shall be delivered to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee: (i) supplements to the Head Lease and this Network Lease subjecting an undivided interest equal to the Owner Lessor’s Percentage in the repaired or replacement equipment and associated software to the Head Lease and this Network Lease (with no change in Head Lease Rent or Basic Lease Rent as a result of such repair or replacement), (ii) so long as the Lien of the Lease Indenture shall not have been terminated or discharged, supplements to the Lease Indenture subjecting an undivided interest equal to the Owner Lessor’s Percentage in the repaired or replacement equipment (and associated software) to the Lien of the Lease Indenture, (iii) such UCC filings as may be reasonably requested by the Owner Participant

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and the Lease Indenture Trustee to be filed, (iv) an opinion of counsel of the Lessee, such counsel and such opinion to be reasonably satisfactory to the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee to the effect that (A) the supplements to the Head Lease and this Network Lease required by clause (i) above constitute effective instruments for subjecting an undivided interest equal to the Owner Lessor’s Percentage in the repaired or replacement equipment (and associated software) to the Head Lease and this Network Lease, (B) the supplements to the Lease Indenture required by clause (ii) above, if any, constitute effective instruments for subjecting an undivided interest equal to the Owner Lessor’s Percentage in the rebuilt or replacement equipment (and associated software) to the Lien of the Lease Indenture, and (C) all filings and other action necessary to perfect and protect the Owner Lessor’s and, if applicable, the Lease Indenture Trustee’s interest in an undivided interest equal to the Owner Lessor’s Percentage in the repaired or replacement equipment (and associated software) have been accomplished, (v) a report, in form and substance reasonably acceptable to the Owner Participant, by an Independent Engineer certifying that the repaired or replacement equipment (and associated software) are in a state of repair and condition required by this Network Lease and that the Network, as repaired or replaced, is capable of performing the Network Functions, (vi) an appraisal, in form and substance reasonably acceptable to the Owner Participant, by an Independent Appraiser reasonably acceptable to the Owner Participant, certifying that the Undivided Interest and the Network (and associated software and software rights) have a current and residual value and the Network and any related software has a remaining useful life and utility at least equal to the current and residual value of the Undivided Interest and the remaining useful life and utility of the Network immediately prior to the Event of Loss and (vii) an Officer’s Certificate of the Lessee as to compliance with this Section 10.3 and that no Lease Event of Default shall have occurred and be continuing as a result of the repair or replacement.
Whether or not the transactions contemplated by this Section 10.3 are consummated, the Lessee agrees to pay or reimburse, on an After-Tax Basis, any costs or expenses (including reasonable legal fees and expenses) incurred by the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee in connection with the transactions contemplated by this Section 10.3.
     Section 10.4 Application of Payments Not Relating to an Event of Loss.
     In the event that during the Network Lease Term the use of all or any portion of the Network is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, the Lessee’s obligation to pay all installments of Basic Lease Rent shall continue for the duration of such requisitioning or taking. The Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession; provided, however, that if at the time of such payment a Lease Event of Default shall have occurred and be continuing, all such sums shall be paid to and held by the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee as security for the obligations of the Lessee under this Network Lease, and upon the earlier of (i) so long as no Lease Event of Default shall be continuing under Section 17(a) or (b) hereof, 180 days after the Owner Lessor (or the Lease Indenture Trustee) shall have received such amount, provided the Owner Lessor (or

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the Lease Indenture Trustee) has not proceeded to exercise any remedy under Section 17 hereof and it is not stayed or prevented by law or otherwise from exercising such remedy and (ii) such time as there shall not be continuing any Lease Event of Default, such amount shall be paid to the Lessee.
SECTION 11. INSURANCE
     Section 11.1 Insurance by Owner Lessor. At any time, the Owner Lessor (either directly or in the name of the Owner Participant), the Owner Participant or the Lease Indenture Trustee may at its own expense and for its own account carry insurance with respect to its interest in the Network. Any insurance payments received from policies maintained by the Owner Lessor, the Owner Participant or the Lease Indenture Trustee pursuant to the previous sentence shall be retained by the Owner Lessor, the Owner Participant or the Lease Indenture Trustee, as the case may be.
     Section 11.2 Insurance by the lessee. If and for so long as the unenhanced debt of the Lessee issued under the Bond Resolution is rated BBB+ or lower by S&P and Baal or lower by Moody’s, the Lessee shall maintain (or cause to be maintained) property and commercial general liability insurance with respect to the Network customarily carried by other operators of similar equipment and against such loss, damage or liability and with such deductibles as are customarily insured against and which is reasonably acceptable to the Owner Participant. The property insurance maintained pursuant to this Section 11.2 shall, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, name the Lease Indenture Trustee (and thereafter, the Owner Lessor) as loss payee with respect to any claim in excess of $50 million and such amounts shall be paid to the Lessee as and when needed to pay or reimburse the Lessee for any construction costs to repair the damage to which such claim relates, with the balance, if any paid to the Lessee upon completion of such repairs, or applied at the direction of the Lessee to pay Termination Value or any other amounts payable by the Lessee under Section 10. During the period the Lessee is required to maintain insurance under this Section 11.2, the Lessee shall no less frequently than annually provide the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, a description of the insurance it is maintaining pursuant to this Section 11.2 and evidence which may, at the Lessee’s option, be in the form of an Officer’s Certificate, that all premiums in respect of such policies are current and that such insurance is in effect.
SECTION 12. INSPECTION
     During the Network Lease Term, each of the Owner Participant, the Owner Lessor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee and their representatives may, during normal business hours, on reasonable notice to the Lessee and at their own risk and expense (except, at the expense but not risk, of the Lessee when a Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Network and the records with respect to the operations and maintenance thereof in the Lessee’s custody; provided, however, that so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, each such Person shall only be entitled to make one inspection in any twelve-month period; provided, further, that the preceding proviso shall not apply with respect to any such

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inspection made (a) in connection with the occurrence of (i) failure or malfunction or any equipment resulting in serious injury or death, (ii) a significant curtailment of operations due to a final, nonappealable order of a Governmental Entity having jurisdiction over safety, or (iii) cessation of operations of the Network for more than 30 days or (b) after the Early Purchase Date unless the Lessee has exercised its option to purchase the Owner Lessor’s Interest under Section 16. For the purpose of such inspections the Owner Participant, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, and their representatives, may request that the Lessee demonstrate that the Network is performing the Network Functions. The Lessee may restrict the quantity and scope of data made available to the inspecting party for purposes of such demonstration, provided, that any such restriction shall not make the demonstration unrepresentative of the performance and functionality of the Network. The Owner Participant, the Owner Lessor, the Lease Indenture Trustee and the Pass Through Trustee, and their representatives, may not inspect data collected and disseminated by the Network relating to the operation and performance of the Transmission Plant and the associated billing arrangements, in the Lessee’s custody, other than data relating to a demonstration by the Lessee of any of the Network Functions. Any such inspection will not unreasonably interfere with the operation or maintenance of the Network or the conduct by the Lessee of its business and will be in accordance with the Lessee’s safety and security precautions and confidentiality undertakings, as applicable. In no event shall the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.
SECTION 13. TERMINATION OPTION FOR BURDENSOME EVENTS
     Section 13.1 Election to Terminate. On or after the occurrence of either of the events specified below and so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, at its option, upon at least 30 days’ prior written notice to the Owner Lessor, the Owner Participant, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, to terminate this Network Lease in whole on the Termination Date specified in such notice (which shall be a date occurring not more than 90 days after the date of such notice) if:
          (a) as a result of a change in Applicable Law or an interpretation of Applicable Law, it shall have become illegal for the Lessee to continue this Network Lease or the Head Lease or for the Lessee to make payments under this Network Lease or the other Operative Documents, and the transactions contemplated by the Operative Documents cannot be restructured to comply with such change in law or interpretation of law in a manner acceptable to the Lessee, the Owner Participant, the Owner Lessor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee; or
          (b) one or more events outside the control of the Lessee or any Affiliate shall have occurred and not the result of an intentional act of the Lessee or any of its Affiliates intended to trigger the right to exercise the purchase option hereunder which will, or can reasonably be expected to, give rise to an obligation by the Lessee to pay or indemnify in respect of the Tax Indemnity Agreement or Section 9.1 or 9.2 of the Participation Agreement; provided,

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however, that (i) such indemnity obligation (and the underlying cost or Tax) can be avoided in whole or in part if this Network Lease is terminated and the Owner Lessor sells the Owner Lessor’s Interest to the Lessee and (ii) the amount of such avoided payments hereunder would exceed (on a present value basis, discounted at the Discount Rate, compounded on an annual basis to the date of the termination) three (3) percent of the Owner Lessor’s Cost, and provided, further, that no such termination option shall exist if the applicable indemnitee shall waive its right to, or the Owner Participant shall arrange for payment of (without reimbursement by the Lessee or any Affiliate thereof), amounts of indemnification payments under the Tax Indemnity Agreement or Section 9.1 or 9.2 of the Participation Agreement in excess of such amount as to cause such avoided payments, computed in accordance with the preceding proviso, not to exceed three (3) percent of the Owner Lessor’s Cost.
No termination of this Network Lease pursuant to this Section 13.1 shall become effective unless the conditions set forth in Section 13.3 are satisfied. If the Lessee does not give notice of its exercise of the termination option under this Section 13.1 within twelve months of the date the Lessee receives notice or Actual Knowledge of an event or condition described above, the Lessee will lose its right to terminate this Network Lease pursuant to this Section 13.1 as a result of such event or condition.
     Section 13.2 Payments Upon Termination. If the Lessee shall have exercised its option under Section 13.1, the Lessee shall purchase the Owner Lessor’s Interest on the Termination Date set forth in the termination notice for cash in an amount equal to the Termination Value for such Termination Date, on an “as is,” “where is” and “with all faults” basis without any representation, other than by the Owner Lessor that the Owner Lessor’s Interest is free of Owner Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens.
     Section 13.3 Procedure for Exercise of Termination Option. If the Lessee shall have exercised its option to terminate the Network Lease under Section 13.1, on the Termination Date specified in the Lessee’s notice of such exercise, the Lessee shall also pay to the Owner Lessor (a) all amounts of Supplemental Lease Rent (excluding Termination Value but including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 13 and all indemnity amounts not obviated by the termination) due and payable on or prior to the Termination Date, (b) any unpaid Basic Lease Rent due before such Termination Date, and (c) the Make Whole Premium due on the Lessor Note being prepaid pursuant to this Section 13.3. All Rent payments under this Section 13.3 shall, to the extent required by Section 3.5, be made to the Lease Indenture Trustee. Concurrently with (but not as a condition to) the payment of all sums required to be paid pursuant to Section 13.2 and this Section 13.3, (i) Basic Lease Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability to the Owner Lessor hereunder or under the other Operative Documents, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Operative Document, (iii) unless the Lessee assumes the Lessor Note pursuant to Section 13.4 hereof and Section 2.10(c) of the Lease Indenture, the Owner Lessor shall pay the outstanding principal of and accrued interest and

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Make Whole Premium on the Lessor Note pursuant to Section 2.10(b) of the Lease Indenture, (iv) this Network Lease and the Head Lease shall terminate, (v) the Owner Lessor shall transfer, at the Lessee’s cost and expense, by an appropriate instrument of transfer (in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest to the Lessee pursuant to this Section 13.3 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens, and (vi) unless the Lessee assumes the Lessor Note pursuant to Section 13.4 hereof and Section 2.10(c) of the Lease Indenture, the Owner Lessor shall discharge the Lien of the Lease Indenture and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared and filed (as appropriate) by and at the cost and expense of the Lessee. It shall be a condition of the termination of this Network Lease pursuant to this Section 13 that the Lessee shall pay all amounts it is obligated to pay under Section 13.2 and this Section 13.3. If the Lessee fails to consummate the termination option under this Section 13 after giving notice of its intention to do so, (i) the Network Lease shall continue, (ii) such failure to consummate shall not constitute a default under the Network Lease, and (iii) unless such failure is a consequence of a failure of the Owner Lessor or Owner Participant to fulfill their obligations under this Section 13, the Lessee will lose its right to terminate this Network Lease pursuant to this Section 13 as a result of such event or condition during the remainder of the Network Lease Term.
     Section 13.4 Assumption of the Lessor Note. In connection with any Burdensome Termination Event contemplated by this Section 13, the Lessee may, at its option, elect to assume in full the Lessor Note and if (a) the Lessee shall have executed and delivered an assumption agreement in accordance with Section 2.10(c) of the Lease Indenture, (b) all other conditions contained in such Section 2.10(c) of the Lease Indenture shall have been satisfied, and (c) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to such assumption, then the obligation of the Lessee to pay Termination Value shall be reduced by the outstanding principal amount and accrued interest on the Lessor Note so assumed by the Lessee.
SECTION 14. TERMINATION FOR OBSOLESCENCE
     Section 14.1 Termination. Upon at least six months’ prior written notice to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee (which notice shall be accompanied by a certification by the Board of Directors of the Lessee as to one or more of the matters described in clause (a) and (b) below), the Lessee shall have the option, so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing and it simultaneously exercises the corresponding option under Section 14.1 of the Other Network Leases, to terminate this Network Lease in whole on any Termination Date occurring on or after the fifth anniversary of the Closing Date (the date of termination selected by the Lessee being the “Obsolescence Termination Date”) on the terms and conditions set forth in this Section 14 if the Lessee’s Board of Directors determines in good faith that:

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          (a) the Network is economically or technologically obsolete as a result of a change in Applicable Law; or
          (b) the Network is otherwise economically or technologically obsolete or the Network is surplus to the Lessee’s needs or is no longer useful in its trade or business.
      Section 14.2 Solicitation of Offers. If the Lessee shall give the Owner Lessor notice pursuant to Section 14.1 and the Owner Lessor shall not have elected to retain the Owner Lessor’s Interest pursuant to Section 14.3 hereof, the Lessee shall, as non-exclusive agent for the Owner Lessor, use its commercially reasonable efforts to obtain bids and sell such Owner Lessor’s Interest on the Obsolescence Termination Date, all of the proceeds of which will be for the account of the Owner Lessor; provided that so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the proceeds of such sale pursuant to this Section 14.2 shall be paid directly to the Lease Indenture Trustee. The Owner Lessor shall also have the right to obtain bids for the sale of such Owner Lessor’s Interest either directly or through agents other than the Lessee. At least 90 days prior to the Obsolescence Termination Date the Lessee shall certify to the Owner Lessor and the Lease Indenture Trustee each bid or offer, the amount and terms thereof and the name and address of the party (which shall not be the Lessee, any Affiliate or any third party with whom it or an Affiliate has an arrangement to use or operate the Network for the benefit of the Lessee or such Affiliate after the termination of this Network Lease) submitting such bid or offer.
     Section 14.3 Right of Owner Lessor to Retain the Owner Lessor’s Interest. The Owner Lessor may irrevocably elect to retain, rather than sell, the Owner Lessor’s Interest by giving notice to the Lessee and the Lease Indenture Trustee at least 85 days prior to the Obsolescence Termination Date; provided, however, that the Owner Lessor may not elect to retain the Owner Lessor’s Interest unless (i) the Other Owner Lessors shall have elected to retain the related Other Owner Lessor’s Interests pursuant to Section 14.3 of the respective Other Network Leases, and (ii) it shall have provided the Lessee with financial assurances reasonably satisfactory to the Lessee that it will satisfy all of its payment obligations under this Section 14.3. If the Owner Lessor elects to retain such Owner Lessor’s Interest pursuant to this Section 14.3, on the Obsolescence Termination Date the Lessee shall pay to the Owner Lessor (a) all Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor’s behalf) and all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 14.3 due and payable on such Obsolescence Termination Date, (b) any unpaid Basic Lease Rent due before such Obsolescence Termination Date, (c) any Underpayment of Basic Lease Rent determined as of such Obsolescence Termination Date, and (d) the Make Whole Premium due on the Lessor Note being prepaid pursuant to this Section 14.3, but shall not be required to pay Termination Value. All Rent payments under this Section 14.3 shall, to the extent required by Section 3.5, be made to the Lease Indenture Trustee. Concurrently with (but not as a condition to) the payment of all sums required to be paid pursuant to this Section 14.3, (i) Basic Lease Rent shall cease to accrue, (ii) the Lessee’s obligations under this Network Lease shall terminate, (iii) the Lessee shall cease to have any other liability to the Owner Lessor hereunder or under the other Operative Documents, except for

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Supplemental Lease Rent (other than Termination Value) and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Operative Document, (iv) the Owner Lessor shall pay the outstanding principal of and accrued interest and Make Whole Premium on the Lessor Note pursuant to Section 2.10(b) of the Lease Indenture and repay to the Lessee any Overpayment of Basic Lease Rent determined as of such Obsolescence Termination Date, (v) this Network Lease shall terminate, (vi) the Owner Lessor shall, at the Lessee’s cost and expense, execute and deliver to the Lessee a release and termination of this Network Lease, (vii) the Lessee will return the Owner Lessor’s Interest to the Owner Lessor in accordance with Section 5.1, and (viii) the Owner Lessor shall cause the Lease Indenture Trustee to discharge the Lien of the Lease Indenture and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared and filed (as appropriate) by and at the cost and expense of the Lessee. It shall be a condition to the termination of this Network Lease pursuant to this Section 14.3 that the Lessee shall pay all amounts that it is obligated to pay under this Section 14.3. If the Owner Lessor shall not pay any amount payable by it as contemplated by clause (iv) above, then the notice of termination shall be deemed revoked and this Network Lease shall continue in full force and effect in accordance with its terms and, so long as such failure was not caused by the Lessee’s failure to pay any amount required to be made by it under this Section, without prejudice to the Lessee’s right to exercise its rights under this Section 14.
     Section 14.4 Procedure for Exercise of Termination Option. If the Owner Lessor has not elected to retain the Owner Lessor’s Interest in accordance with Section 14.3 hereof, on the Obsolescence Termination Date the Owner Lessor shall sell the Owner Lessor’s Interest under this Section 14.4 and Section 5.2 of the Head Lease to the bidder or bidders (which shall not be the Lessee, any Affiliate thereof or any third party with whom it or an Affiliate has an arrangement to use or operate the Network for the benefit of the Lessee or such Affiliate after the termination of this Network Lease) that shall have submitted the highest cash bid or bids with respect to the Owner Lessor’s Interest, and the Lessee shall certify to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, that such buyer is not the Lessee, any Affiliate thereof or any third party with whom it or an Affiliate has an arrangement to use or operate the Network for the benefit of the Lessee or such Affiliate after the termination of this Network Lease. On the Obsolescence Termination Date, the Lessee shall pay to the Owner Lessor (a) the excess, if any, of Termination Value determined as of such Obsolescence Termination Date over the net sales price of the Owner Lessor’s Interest paid to or retained by the Owner Lessor, after deducting from the total sales price the expenses, if any, incurred by the Owner Lessor and the Owner Participant in connection with such sale, plus (b) any unpaid Basic Lease Rent due on or before such Obsolescence Termination Date, plus (c) all amounts of Supplemental Lease Rent (excluding Termination Value but including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor’s behalf) and all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 14) due and payable on such Obsolescence Termination Date and not already deducted from the sales price pursuant to clause (a) above, plus (d) the Make Whole Premium due on the Lessor Note being prepaid pursuant to this Section 14.4. All Rent payments under this Section 14.4 shall, to the extent required by

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Section 3.5, be made to the Lease Indenture Trustee. Concurrently with (but not as a condition to) the payment of all sums required to be paid pursuant to this Section 14.4, (i) Basic Lease Rent shall cease to accrue, (ii) the Lessee’s obligations under this Network Lease shall terminate, (iii) the Lessee shall cease to have any other liability to the Owner Lessor hereunder or under the other Operative Documents, except for Supplemental Lease Rent and other obligations (including Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Operative Document, (iv) the Owner Lessor will pay the outstanding principal of and accrued interest and Make Whole Premium on the Lessor Note pursuant to Section 2.10(b) of the Lease Indenture, (v) this Network Lease and the Head Lease shall terminate, (vi) the Owner Lessor shall, at the Lessee’s cost and expense, execute and deliver to the Lessee a release or termination of this Network Lease, (vii) the Owner Lessor will transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest to the purchaser pursuant to this Section 14.4 on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty from the Owner Participant as to the absence of Owner Participant’s Liens, and (viii) the Owner Lessor shall discharge the Lien of the Lease Indenture and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared and filed (as appropriate) at the cost and expense of the Lessee. Unless the Owner Lessor shall have elected to retain the Owner Lessor’s Interest pursuant to Section 14.3 or the Owner Lessor with the consent of the Lessee shall have entered into a legally binding contract to sell the Owner Lessor’s Interest, the Lessee may, at its election, revoke its notice of termination on at least 30 days’ prior notice to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, in which event this Network Lease shall continue without prejudice to the Lessee’s right to exercise its rights under this Section 14; provided that the Lessee may initiate the termination procedure set forth herein no more than three times. The Owner Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or to otherwise take any action in arranging any such sale of the Owner Lessor’s Interest other than, if the Owner Lessor has not elected to retain the Owner Lessor’s Interest, to transfer the Owner Lessor’s Interest in accordance with clause (vii) of this Section 14.4. It shall be a condition of the Owner Lessor’s obligation to consummate a sale of the Owner Lessor’s Interest that the Lessee shall pay all amounts it is obligated to pay under this Section 14.4 If no sale shall occur on the Obsolescence Termination Date, the notice of termination shall be deemed revoked and this Network Lease shall continue in full force and effect in accordance with its terms without prejudice to the Lessee’s right to exercise its rights under this Section 14.
Section 14A. PARTIAL TERMINATION IN CONSEQUENCE OF SALES OF TRANSMISSION ASSETS.
     Section 14A.1 Partial Termination. If a portion of the Transmission Plant of the Lessee in connection with which a portion of the Network (including software) is utilized shall be sold to a third party which is not the Lessee or an Affiliate of the Lessee, upon at least two months’ prior written notice to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, the Lessee shall have the option, so long as no Significant Lease Default or

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Lease Event of Default shall have occurred and be continuing and the Lessee simultaneously exercises the corresponding option under Section 14A of the Other Network Leases, to declare such portion of the Network to be surplus to the Lessee’s operations in consequence of such sale of the portion of the Transmission Plant and terminate this Network Lease and the Head Lease in part on any Termination Date (the date of termination selected by the Lessee being the “ Partial Termination Date”) on the terms and conditions set forth in this Section 14A. The Lessee’s right to partially terminate the Network Lease pursuant to this Section 14A shall be limited to those Components of the Network (and associated software) utilized in connection with that portion of the Transmission Plant which are to be sold to a third party. In no event shall the termination option provided by this Section 14A.1 be used to terminate the Network Lease (a) with respect to the System Operations Center or the Reliability Operations Center or (b) if, following such termination, the Fair Market Sales Value of the Network (as determined by the appraisal conducted pursuant to Section 14A.2) would be less than fifty percent of the Network Cost as of the Closing Date. The Lessee shall not be permitted to effect a Partial Termination more frequently than once in each twenty-four month period unless the sale of the transmission facilities in respect of which such Partial Termination shall occur shall be required by Applicable Law.
     The Lessee may revoke its notice of Partial Termination so long as such notice is given at least thirty days prior to the proposed Partial Termination Date.
     Section 14A.2 Appraisal. In connection with the partial termination contemplated by this Section 14A, the Lessee shall, at its own cost and expense, cause an appraisal to be conducted by an Independent Appraiser of (a) that portion of the Network with respect to which the Network Lease is to be terminated (the “Terminated Portion”) and (b) the entire Network without regard to the proposed termination. The fraction (expressed as a percentage), the numerator of which is the Fair Market Sales Value of the Terminated Portion and the denominator of which is the Fair Market Sales Value of the entire Network, as each is determined by such appraisal, is hereinafter called the “Termination Percentage”. It shall be a condition to the Lessee’s right to effect a Partial Termination pursuant to this Section 1.4A that the Lessee shall either make Substituted Components or Substituted Non-Network Equipment subject to the Head Lease and this Network Lease in accordance with Section 14A.3 or make the Partial Termination Payment in accordance with Section 14A.4. The right of the Lessee to effect a Partial Termination shall in all cases be subject to delivery of (i) the report, in form and substance reasonably satisfactory to the Owner Participant, of an Independent Engineer described in clause (b) of the first sentence of Section 14A.3 and (ii) a conclusion by the Independent Appraiser in the appraisal conducted pursuant to this Section 14A.2 that the estimated useful life of the Network will not be diminished following such Partial Termination from what it was prior thereto.
     Section 14A.3 Substituted Components; Substituted Non-Network Equipment. If the Lessee elects not to cause a sale of the Terminated Portion of the Owner Lessor’s Interest as provided in Section 14A.4, the Lessee may elect to replace the Terminated Portion with either Substituted Components or Substituted Non-Network Equipment (as each are hereafter defined) upon satisfaction of the conditions provided in this Section 14A.3. In the event that the Lessee elects to replace the Terminated Portion with Substituted Components the Lessee shall provide replacement Components that constitute accessions to the remaining portion of the Network and will be operated as an integral part of the remaining portion of the Network (“Substituted

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Components”). The Lessee’s right to provide Substituted Components shall be subject to (a) receipt by each Owner Participant of either (i) an opinion of its tax counsel satisfactory to the Owner Participant to the effect that such substitution will not result in any incremental tax risks to the Owner Participant, or (ii) an indemnity against such incremental risks in form and substance satisfactory to the Owner Participant from the Lessee, (b) receipt by the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, of (1)a report of an Independent Engineer reasonably satisfactory to the Owner Participant, to the effect that following the Partial Termination and release of the Terminated Portion from the Head Lease and the addition to the Network of the Substituted Components, the Network constitutes a single integrated and technologically viable “system” capable of performing the Network Functions with respect to which it performed prior to such Partial Termination (other than with respect to the portion of the Transmission Plant sold) and (2) a report, in form and substance reasonably satisfactory to the Owner Participant, of the QTE Consultant or other Person selected by the Owner Participant and reasonably acceptable to the Lessee, experienced in the analysis of property eligible for treatment as “qualified technological equipment” under §168(i)(2) of the Code selected by the Lessee and reasonably acceptable to the Owner Participant that the Network and its Components (including any Substituted Components) will continue to constitute “qualified technological equipment” under §168(i)(2) of the Code or “computer software” under §167(f)(1)(B) of the Code provided, however, such report shall be required only if the Owner Lessor’s Percentage of the Network Cost has not been fully recovered for federal income tax purposes at the time the Terminated Portion is replaced with Substituted Components or Substituted Non-Network Equipment; and (c) an appraisal (which may be the appraisal conducted pursuant to Section 14A.2), in form and substance reasonably satisfactory to the Owner Participant, to the effect that the Network has a fair market value, estimated residual value, utility and useful life at least equal to that of the Network prior to the Partial Termination assuming the Network is in a state of repair and condition required by this Network Lease and that the Network and its Components (including any Substituted Components made subject to the Head Lease pursuant to this provision) do not constitute “limited use property” within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 and 2001-29, 2001-19 I.R.B. 1160.
     The Lessee also may substitute for the Terminated Portion additional items of equipment (“Substituted Non-Network Equipment”) which do not constitute accessions to the Network subject to meeting the conditions of this Section 14A.3. The Lessee’s right to make Substituted Non-Network Equipment subject to the Head Lease and this Network Lease shall be subject to (a) receipt by the Owner Participant of either (i) an opinion of its tax counsel satisfactory to the Owner Participant to the effect that such substitution will not result in any incremental tax risks to the Owner Participant, or (ii) an indemnity against such incremental risks in form and substance satisfactory to Owner Participant from the Lessee, (b) receipt by the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, of (i) a report of an Independent Engineer reasonably satisfactory to the Owner Participant, to the effect that (1) following the Partial Termination and release of the Terminated Portion from the Head Lease the Network constitutes an integrated and a technologically viable “system” capable of performing at least one of the Network Functions, (2) that the Substituted Non-Network Equipment itself constitutes a technologically viable integrated “system” capable of performing at least one of the Network Functions, and (3) the Network and Substituted Non-Network Equipment together (although not

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necessarily on a fully integrated basis) are capable of performing all of the Network Functions or providing services that are equivalent to the Network Functions, and (ii) a report, in form and substance reasonably acceptable to the Owner Participant, of the QTE Consultant or other Person experienced in the analysis of property eligible for treatment as “qualified technological equipment” under §168(i)(2) of the Code selected by the Lessee and reasonably acceptable to the Owner Participant that, following the Partial Termination, the Network and the Substituted Non-Network Equipment and Components of each, constitutes “qualified technological equipment” under §168(i)(2) of the Code or “computer software” under §167(f)(l)(B) of the Code, provided, however, such report shall be required only if the Owner Lessor’s Percentage of the Network Cost has not been fully recovered for federal income tax purposes at the time the Terminated Portion is replaced with Substituted Components or Substituted Non-Network Equipment; and (c) an appraisal in form and substance reasonably acceptable to Owner Participant (which may be the appraisal conducted pursuant to Section 14A.2) to the effect that the Network and the Substituted Non-Network Equipment have an aggregate fair market value, combined estimated residual value, and each has a utility and useful life at least equal to that of the Network prior to the Partial Termination and that neither the Network nor the Substituted Non-Network Equipment constitute “limited use property” within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 and 2001-29, 2001-19 I.R.B. 1160.
     The Lessee shall be permitted to satisfy its obligations under this Section 14A.3 with a combination of Substituted Components and Substituted Non-Network Equipment, provided that each such substitution satisfies the applicable conditions of this Section 14A.3. All provisions of this Network Lease and the other Operative Documents shall apply to any remaining portion of the Network as it existed on the Closing Date (including any Substituted Components, if applicable) and any Substituted Non-Network Equipment, each as a separate integrated system.
     Section 14A.4 Partial Termination Payment. If the Lessee shall not elect to substitute Substituted Components or Substituted Non-Network Equipment for the Terminated Portion of the Network pursuant to Section 14A.3, or shall be unable to meet the requirements for substitution set forth in Section 14A.3, then on the Partial Termination Date the Lessee shall pay the Owner Lessor an amount (the “Partial Termination Payment”) equal to the higher of (x) the Fair Market Sales Value of the Terminated Portion and (y) the Termination Percentage of Termination Value; provided, however, that, if such sale of the Lessee’s transmission facilities to a third party is pursuant to any Governmental Action or the direct or indirect result of changes in law not within the control of the Lessee, such Partial Termination Payment by the Lessee to the Owner Lessor shall be in an amount equal to the Termination Percentage of the Termination Value. In addition, on the Partial Termination Date, the Lessee shall pay to the Owner Lessor (a) all amounts of Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the Partial Termination Option pursuant to this Section 14A) due and payable on or prior to such Partial Termination Date, (b) any unpaid Basic Lease Rent due before such Partial Termination Date, (c) any Underpayment of Basic Lease Rent determined as of such Partial Termination Date and (d) the Make-Whole Premium due on the portion of the Lessor Note being prepaid pursuant to this Section 14A.4. All Rent payments under this Section 14A.4 shall, to the extent required by Section 3.5, be made to the Lease Indenture Trustee. Concurrently with (but not as a

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condition to) the payment of all sums required to be paid pursuant to this Section 14A.4, the Owner Lessor shall (i) pay a portion of the outstanding principal of, and accrued interest on, the Lessor Note equal to the Termination Percentage and the applicable Make-Whole Premium pursuant to Section 2.10(b) of the Lease Indenture and (ii) pay to the Lessee any Overpayment of Basic Lease Rent determined as of such Partial Termination Date.
     Section 14A.5 Conveyance of Terminated Portion. If the Lessee shall satisfy the conditions of Section 14A.3 for the substitution of Substituted Components or Substituted Non-Network Equipment or shall have made the Partial Termination Payment pursuant to Section 14A.4, on the Partial Termination Date: (a) Owner Lessor shall transfer, at the Lessee’s cost and expense, by an appropriate instrument of transfer (in form and substance reasonably satisfactory to the Lessee and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest in the Terminated Portion to the Lessee’s designee (which shall not be an Affiliate of the Lessee or any third party with whom the Lessee or any Affiliate has an arrangement to use or operate the Terminated Portion for the benefit of the Lessee or an Affiliate after the Partial Termination) pursuant to this Section 14A.5 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens, (b) the schedules of Basic Lease Rent, Termination Values and the Early Purchase Option shall be adjusted pursuant to Section 3.4(b) and (c) the Owner Lessor shall discharge the Lien of the Lease Indenture with respect to such Terminated Portion and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared and filed (as appropriate) by and at the cost and expense of the Lessee.
SECTION 15. EARLY PURCHASE OPTION
      Section 15.1 Election of Early Purchase. So long as no Significant Lease Default described in clause (iii) of the definition thereof or Lease Event of Default under Section 17(e) or 17(f) hereof shall have occurred and be continuing, the Lessee shall have the right, at its option (the
“ Early Purchase Option”), by giving written notice to the Owner Lessor, the Owner Participant, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, at any time not earlier than 36 months prior to the Early Purchase Date and not later than 12 months prior to the Early Purchase Date, to purchase the Owner Lessor’s Interest and terminate this Network Lease on the Early Purchase Date. Such notice, once given, shall be irrevocable. The Lessee may exercise its Early Purchase Option with respect to this Network Lease only if the Lessee simultaneously exercises its corresponding “Early Purchase Option” in the Other Network Leases.
      Section 15.2 Procedure for Exercise of Early Purchase Option. If the Lessee shall have exercised its option under Section 15.1, the Lessee shall (1) pay to the Owner Lessor on the Early Purchase Date (a) the initial installment of the applicable Early Purchase Price set forth on Schedule 4 hereto, (b) all amounts of Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the Early Purchase Option pursuant to this Section 15) due and

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payable on or prior to the Early Purchase Date, and (c) any unpaid Basic Lease Rent due on or before the Early Purchase Date, and (2) become obligated to pay to the Owner Lessor the additional installments of the applicable Early Purchase Price in the amounts and on the dates set forth in Schedule 4 hereto. The covenant to pay additional installments of the Early Purchase Price in accordance with the preceding sentence shall survive termination of this Network Lease. All Rent payments under this Section 15.2 shall, to the extent required by Section 3.5, be made to the Lease Indenture Trustee. Concurrently with (but not as a condition to) the payment of all sums required to be paid pursuant to Section 15.2, (i) Basic Lease Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability to the Owner Lessor hereunder or under the other Operative Documents, except for Supplemental Lease Rent, the additional installments of the Early Purchase Price payable as set forth above and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Operative Document, (iii) this Network Lease and the Head Lease shall terminate, (iv) the Owner Lessor shall transfer, at the Lessee’s cost and expense, by an appropriate instrument of transfer (in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest to the Lessee pursuant to this Section 15.2 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens, and (v) the Owner Lessor shall discharge the Lien of the Lease Indenture and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared and filed (as appropriate) by and at the cost and expense of the Lessee.
SECTION 16. PURCHASE OPTION
     Section 16.1 Election of Purchase Option. Unless this Network Lease shall have been previously terminated pursuant to Section 10, 13, 14, 15 or 18 hereof, the Lessee shall have the option, so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing (other than any default that would be cured by such purchase), to purchase the Owner Lessor’s Interest on the Expiration Date for the Purchase Option Price in accordance with this Section 16.1 (the “Purchase Option”). The Lessee may exercise its Purchase Option with respect to this Network Lease only if the Lessee simultaneously exercises its corresponding “Purchase Option” in the Other Network Leases. In order to exercise the Purchase Option, the Lessee must notify the Owner Lessor, the Owner Participant, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, of its election to exercise the Purchase Option at any time not earlier than 24 months prior to the Expiration Date and not later than 12 months prior to the Expiration Date. If such election is made by the Lessee prior to the date which is 12 months prior to the Expiration Date, unless previously revoked by the Lessee, such election shall become irrevocable on the date that is 12 months prior to the Expiration Date. Upon delivery of notice by the Lessee of the notice contemplated by the preceding sentence, the Lessee and the Owner Participant will promptly commence negotiation to determine the Fair Market Sales Value of the Owner Lessor’s Interest. If such Fair Market Sales Value cannot be agreed upon by the Lessee and the Owner Participant within 90 days of the Lessee’s notice of its election to exercise the Purchase Option, such Fair Market Sales Value shall be determined by the Appraisal Procedure. Unless the Lessee shall purchase the Owner Lessor’s Interest in accordance with this Section 16, on the Expiration Date

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the Lessee shall return the Network to the Owner Lessor in accordance with the provisions of Section 5 of this Network Lease.
      Section 16.2 Procedure for Exercise of Purchase Option. If the Lessee shall have irrevocably elected the Purchase Option, the Lessee shall become unconditionally obligated to pay on the expiration of the Network Lease Term (a) the Purchase Option Price, (b) all amounts of Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 9.2 of the Participation Agreement associated with the exercise of the Purchase Option pursuant to this Section 16) due and payable prior to the Purchase Option Date, and (c) any unpaid Basic Lease Rent due before the Expiration Date of the Network Lease Term. All Rent payments under this Section 16.2 shall, to the extent required by Section 3.5, be made to the Lease Indenture Trustee. Concurrently with (but not as a condition to) the payment of all sums required to be paid pursuant to this Section 16.2, (i) Basic Lease Rent shall cease to accrue, (ii) the Lessee shall cease to have any liability to the Owner Lessor hereunder or under the other Operative Documents, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Operative Document, (iii) this Network Lease and the Head Lease shall terminate, (iv) the Owner Lessor shall transfer, at the Lessee’s cost and expense, by an appropriate instrument of transfer (in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest to the Lessee pursuant to this Section 16.2 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Owner Participant as to the absence of Owner Participant’s Liens, and (v) the Owner Lessor shall discharge the Lien of the Lease Indenture and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) by and at the cost and expense of the Lessee.
SECTION 17. EVENTS OF DEFAULT
     The following events shall constitute a “Lease Event of Default” hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):
          (a) the Lessee shall fail to make any payment of Basic Lease Rent, Termination Value, Partial Termination Payment, Early Purchase Price or Purchase Option Price after the same shall have become due and such failure shall have continued for five (5) Business Days after the same shall become due; or
          (b) the Lessee shall fail to make any payment of Supplemental Lease Rent (other than Excepted Payments, unless the Owner Participant shall have declared a default with respect thereto and amounts described in clause (a)), after the same shall have become due and such failure shall have continued from a period of thirty (30) days after receipt by the Lessee of

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written notice of such default from the Owner Participant, the Owner Lessor, the Lease Indenture Trustee or the Pass Through Trustee; or
          (c) the Lessee shall fail to perform or observe any covenant, obligation or agreement to be performed or observed by it under this Network Lease or any other Operative Document (other than any covenant, obligation or agreement contained in the Tax Indemnity Agreement or any covenant, obligation or agreement referred to in clauses (a) or (b) of this Section 17) in any material respect, which shall continue unremedied for 30 days after receipt by the Lessee of written notice thereof from the Owner Participant, the Owner Lessor, the Lease Indenture Trustee or the Pass Through Trustee; provided, however, that if such condition cannot be remedied within such 30 day period, then the period within which to remedy such condition shall be extended up to an additional 180 days, so long as the Lessee diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 180 day period; provided, further, that, in the case of the Lessee’s obligation set forth in clause (a) of Section 7.1, if, to the extent and for so long as a test, challenge, appeal or proceeding shall be prosecuted in good faith by the Lessee, the failure by the Lessee to comply with such requirement shall not constitute a Lease Event of Default if such test, challenge, appeal or proceeding shall not involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a lien on, any part of the Undivided Interest or the Software Rights, or the impairment of the use, operation or maintenance of the Network in any material respect, or (ii) any criminal liability being incurred by, or any material adverse effect on the interests of, the Owner Participant, the Owner Lessor, the Lease Indenture Trustee or the Pass Through Trustee, including subjecting the Owner Participant or the Owner Lessor to regulation as a public utility or similar entity under Applicable Law; and provided, further, that in the case of the Lessee’s obligation set forth in clause (a) of Section 7.1, if the noncompliance is not a type that can be immediately remedied, the failure to comply shall not be a Lease Event of Default if the Lessee is taking all reasonable action to remedy such noncompliance and if, but only if, such noncompliance shall not involve any danger described in clause (i) or (ii) of the preceding proviso; and provided, further, such noncompliance, or such test, challenge, appeal or proceeding to review shall not extend beyond the scheduled expiration of the Network Lease Term; or
          (d) any representation or warranty made by the Lessee in the Operative Documents (other than a Tax Representation) shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of 30 days after receipt by the Lessee of written notice thereof from the Owner Participant, the Owner Lessor, the Lease Indenture Trustee or the Pass Through Trustee; provided, however, that if such condition cannot be remedied within such 30 day period, then the period within which to remedy such condition shall be extended up to an additional 180 days, so long as the Lessee diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 180 day period; or
          (e) the Lessee shall (i) commence a voluntary case or other proceeding seeking relief under the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or

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fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other insolvency proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors; or
          (f) an involuntary case or other proceeding shall be commenced against the Lessee seeking (i) liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of the Lessee; and such involuntary case or other insolvency proceeding shall remain undismissed and unstayed for a period of 90 days (unless, in lieu of dismissal or stay of such proceeding, the Lessee shall deliver to the Owner Lessor and the Lease Indenture Trustee an opinion of counsel reasonably satisfactory to each of them to the effect that the Lessee is not an entity which can become a “debtor” under Section 101 of the Bankruptcy Code); or
          (g) the Lessee or any Person acting on behalf of the Lessee shall repudiate or disaffirm the validity or enforceability of the Head Lease or the rights of the Owner Lessor thereunder;
          (h) the Lessee shall fail to return the Network in accordance with the provisions hereof as and when required to do so hereunder; or
          (i) the Lessee shall fail to comply with its covenant set forth in Section 11.2 of the Participation Agreement.
SECTION 18. REMEDIES
     Section 18.1 Remedies for Lease Event of Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Owner Lessor may, at its option, declare this Network Lease to be in default by written notice to the Lessee; provided that upon the occurrence of a Lease Event of Default described in paragraph (e) or (f) of Section 17, this Network Lease shall automatically be deemed to be in default without the need for giving any notice; and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Lease Events of Default, the Owner Lessor may do one or more of the following as the Owner Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:
          (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee, at the Lessee’s sole cost and expense, of the applicable covenants and terms of this Network Lease or to recover damages for breach thereof;
          (b) by notice in writing to the Lessee, terminate this Network Lease whereupon all right of the Lessee to the possession and use under this Network Lease of the Lessee’s Interest shall absolutely cease and terminate but the Lessee shall remain liable as hereinafter provided; and thereupon, the Owner Lessor may demand that the Lessee, and the Lessee shall, upon written demand of the Owner Lessor and at the Lessee’s expense, forthwith return possession of the Undivided Interest and the Software Rights to the Owner Lessor in the

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manner and condition required by, and otherwise in accordance with all of the provisions of Section 5, except those provisions relating to periods of notice; and the Owner Lessor may thenceforth hold, possess and enjoy the same, free from any right of the Lessee, or its successor or assigns, to use the Undivided Interest and the Software Rights for any purpose whatever;
          (c) sell the Owner Lessor’s Interest at public or private sale, as the Owner Lessor may determine, free and clear of any rights of the Lessee under this Network Lease and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if the Owner Lessor elects to exercise its rights under said paragraph and by Applicable Law), in which event the Lessee’s obligation to pay Basic Lease Rent hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Lease Rent is to be included in computations under paragraph (e) or (f) below if the Owner Lessor elects to exercise its rights under said paragraphs);
          (d) hold, keep idle or lease to others the Owner Lessor’s Interest as the Owner Lessor in its sole discretion may determine, free and clear of any rights of the Lessee under this Network Lease and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Lessee’s obligation to pay Basic Lease Rent due for any periods subsequent to the date upon which the Lessee shall have been deprived of possession and use of the Lessee’s Interest pursuant to this Section 18 shall be reduced by the net proceeds, if any, received by the Owner Lessor from subleasing the Undivided Interest and transferring the Software Rights to any Person other than the Lessee;
          (e) whether or not the Owner Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Lessee’s Interest, the Owner Lessor, by written notice to the Lessee specifying a Termination Date that shall be not earlier than 10 days after the date of such notice, may demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner Lessor, on the Termination Date specified in such notice, any unpaid Basic Lease Rent due on or before such Termination Date, any Supplemental Lease Rent due and payable as of the Termination Date specified in such notice, plus, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Lease Rent due after the Termination Date specified in such notice), (i) an amount equal to the excess, if any, of the Termination Value computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Owner Lessor’s Interest as of the Termination Date specified in such notice, or (ii) an amount equal to the excess, if any, of Termination Value computed as of the Termination Date specified in such notice over the Fair Market Rental Value of the Owner Lessor’s Interest until the end of the Network Lease Term, after discounting such Fair Market Rental Value semiannually to present value as of the Termination Date specified in such notice at a rate equal to the Lease Debt Rate, and upon payment of such excess amount under either clause (i) or (ii) of this paragraph (e), this Network Lease and the Lessee’s obligation to pay Basic Lease Rent hereunder due for any periods subsequent to the date of such payments shall terminate;
          (f) if the Owner Lessor shall have sold the Owner Lessor’s Interest pursuant to paragraph (c) above, the Owner Lessor may, if it shall so elect, demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner Lessor, as liquidated damages for loss

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of a bargain and not as a penalty (in lieu of the Basic Lease Rent due for any periods subsequent to the dale of such sale), an amount equal to (i) any unpaid Basic Lease Rent due [on or] before the date of such sale and, (ii) if that date is not a Termination Date, the daily equivalent of Basic Lease Rent for the period from the preceding Termination Date to the date of such sale, plus (iii) the amount, if any, by which the Termination Value computed as of the Termination Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date or a Termination Date then computed as of such date, exceeds the net proceeds of such sale, and, upon payment of such amount, this Network Lease and the Lessee’s obligation to pay Basic Lease Rent for any periods subsequent to the date of such payment shall terminate;
          (g) whether or not the Owner Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Lessee’s Interest, the Owner Lessor, by written notice to the Lessee specifying a Termination Date that shall not be earlier than 10 days after the date of such notice, may demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner Lessor, on the Termination Date specified in such notice, any unpaid Basic Rent due before such Termination Date, plus as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the Termination Date specified in such notice), an amount equal to the Termination Value computed, as of the Termination Date specified in such notice and, upon payment of such Termination Value by the Lessee pursuant to this clause (g) and all other Rent then due and payable by the Lessee, the Owner Lessor will forthwith transfer to the Lessee in accordance with this Section 18.1(g), and Section 5 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representation or warranty other than a warranty as to the absence of Owner Lessor’s Liens accompanied by a warranty of the Owner Participant as to the absence of the Owner Participant’s Liens, all of its right, title and interest in and to the Owner Lessor’s Interest and execute, acknowledge and deliver, and prepare and file (as appropriate), appropriate releases and all other documents or instructions necessary or desirable to effect the foregoing all in form and substance reasonably satisfactory to, and at the cost and expense of, the Lessee, and upon payment of such amounts under this paragraph (g), this Network Lease and the Lessee’s obligation to pay Basic Lease Rent hereunder due for any periods subsequent to the date of such payment shall terminate; or
          (h) apply any amounts which are held by the Owner Lessor or the Lease Indenture Trustee under Section 10.2(c) as security for the Lessee’s obligations hereunder against any amounts owed by the Lessee hereunder or under any other Operative Document.
In addition, the Lessee shall be liable, except as otherwise provided above, for (i) any and all unpaid Basic Lease Rent due hereunder before or during the exercise of any of the foregoing remedies, and (ii) on an After-Tax Basis, for legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Owner Lessor’s remedies with respect thereto (whether those remedies are exercised by the Owner Lessor, the Lease Indenture Trustee or a designee of either), including the repayment in full of any costs and expenses necessary to be expended in connection with the return of the Network in accordance with Section 5 hereof, and any costs and expenses incurred by the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee in connection with retaking constructive possession of, or in repairing, the Network in order to cause it to be in compliance with all maintenance standards imposed by this Network Lease.

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For the limited purpose of permitting the Owner Lessor to exercise the remedies provided by paragraphs (b), (c) or (d) of this Section 18.1 in circumstances where the Lessee shall not have complied with its covenant set forth in paragraph (b) of this Section 18.1, (i) the Lessee grants to the Owner Lessor the right to enter upon premises owned by the Lessee or in which the Lessee has a possessory interest on which any Component of the Network is located, (ii) the Lessee appoints the Owner Lessor as its agent for purposes of exercising its right to ingress and egress over any property in which the Lessee holds a possessory interest on which any Component of the Network is located and (iii) the Lessee appoints the Owner Lessor as its attorney-in-fact for purposes of exercising a right of ingress and egress over any property in which the Lessee holds a possessory interest on which any Component of the Network is located, in the case of clauses (i), (ii) and (iii), to the fullest extent permitted by Applicable Law.
     Section 18.2 Cumulative Remedies. The remedies in this Network Lease provided in favor of the Owner Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity; and the exercise or beginning of exercise by the Owner Lessor of any one or more of such remedies shall not, except as specifically provided in this Section 18, preclude the simultaneous or later exercise by the Owner Lessor of any or all of such other remedies. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Owner Lessor to sell, lease or otherwise use the Network or any Component thereof in mitigation of the Owner Lessor’s damages as set forth in this Section 18 or which may otherwise limit or modify any of the Owner Lessor’s rights and remedies in this Section 18.
     Section 18.3 No Delay or Omission to be Construed as Waiver. No delay or omission to exercise any right, power or remedy accruing to the Owner Lessor upon any breach or default by the Lessee under this Network Lease shall impair any such right, power or remedy of the Owner Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.
     Section 18.4 Rent Trueup. If the Network Lease is terminated pursuant to this Section 18, the Owner Lessor has elected not to seek any payment from the Lessee under this Section 18 and has retained the Owner Lessor’s Interest, or the calculation of amounts due under any provision of this Section 18 have not previously included an adjustment for Basic Lease Rent that has been paid but not yet allocated or allocated but not yet paid, then the Lessee shall pay to the Owner Lessor as Basic Lease Rent through (but not including) the date of such early termination the amount, if any, set forth opposite the applicable Termination Date under the caption “Underpayment of Basic Lease Rent” or the Owner Lessor shall pay to the Lessee as a refund of Basic Lease Rent through (but not including) the date of such early termination the amount, if any, set forth opposite the applicable Termination Date under the caption “Overpayment of Basic Lease Rent; provided, however, that the Owner Lessor shall be entitled to set off its obligation to make any such refund against any amount due from the Lessee hereunder.

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SECTION 19. SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS.
     Any moneys received by the Owner Lessor or the Lease Indenture Trustee pursuant to Section 10.2(c) or 11.2 shall, until paid to the Lessee in accordance with such Section, be held by the Owner Lessor or the Lease Indenture Trustee, as the case may be, as security for the Lessee’s obligations under this Network Lease and be invested in Permitted Instruments by the Owner Lessor or the Lease Indenture Trustee, as the case may be, at the sole risk of the Lessee, from time to time as directed in writing by the Lessee if such instruments are reasonably available for purchase. Any gain (including interest received) realized as the result of any such Permitted Instrument (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such Permitted Instrument) shall be applied or remitted to the Lessee in the same manner as the principal invested.
SECTION 20. LESSEE’S RIGHT TO SUBLEASE; ASSIGNMENT
     Section 20.1 Right to Sublease. The Lessee shall have the right to sublease the Undivided Interest or any part thereof and assign the Software Rights without the consent of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee only under the following conditions:
          (a) the sublessee is a solvent corporation, partnership, statutory or business trust, limited liability company or other person or entity not then involved in a bankruptcy proceeding and that is, or has engaged a third party that is, experienced in the operation of similar equipment;
          (b) the sublease does not extend beyond the scheduled expiration of the Network Lease Term (and may be terminated upon early termination of this Network Lease) and is expressly subject and subordinated to this Network Lease and the Head Lease and the Lien of the Lease Indenture;
          (c) all terms and conditions of this Network Lease and the other Operative Documents remain in effect and the Lessee remains fully and primarily liable for its obligations under this Network Lease and the other Operative Documents and the obligation to pay Basic Lease Rent under the Network Lease retains the same priority of payment with respect to “Gross Power Revenues” (as defined in the Bond Resolution) as it enjoyed prior to such sublease;
          (d) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing; and
          (e) the sublease prohibits further assignment or subletting.
     Section 20.2 Right to Assign. The Lessee shall have the right to assign its interest in this Network Lease without the consent of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee only under the following conditions:
          (a) the assignee is a solvent corporation, partnership, statutory or business trust, limited liability company or other person or entity not then involved in a bankruptcy proceedings;

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          (b) the assignment does not extend beyond the scheduled expiration of the Network Lease Term (and may be terminated upon early termination of this Network Lease) and is expressly subject and subordinated to this Network Lease and the Head Lease and the Lien of the Lease Indenture;
          (c) all terms and conditions of this Network Lease and the other Operative Documents remain in effect and the Lessee remains fully and primarily liable for its obligations under this Network Lease and the other Operative Documents and the obligation to pay Basic Lease Rent under the Network Lease retains the same priority of payment with respect to “Gross Power Revenues” (as defined in the Bond Resolution) as it enjoyed prior to such assignment;
          (d) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing;
          (e) the assignment prohibits further assignment or subletting;
          (f) such assignment shall be pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to the Owner Participant, the Owner Lessor and so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee; and
          (g) the Owner Participant, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee shall have received an opinion of counsel, in form and substance reasonably satisfactory to each such recipient, as to such assignment and assumption agreement.
     As a condition precedent to any sublease or assignment effected in accordance with this Section 20, the Lessee shall pay, on an After-Tax Basis, all reasonable documented out-of-pocket expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee in connection with such sublease.
     Section 20.3 Right to Assign or Sublease to Regional Transmission Organizations. The Lessee shall have the right to sublease the Network or any portion thereof or assign its interest in this Network Lease and other Operative Documents without the consent of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee to any regional transmission organization or other similar entity, but otherwise in compliance with Section 20.1 or 20.2, as appropriate, if required by the provisions of the arrangement, establishing or governing such regional transmission organization or similar entity.
     Section 20.4 Operation. Notwithstanding any of the provisions contained in this Section 20 or anywhere else in this Network Lease, the Lessee shall not be permitted to relocate or operate any Component independent of the Network, whether pursuant to a sublease, assignment or otherwise, except in respect of ordinary maintenance and repair of the Network in accordance with Section 7, provided, however, (x) that the Network may be operated in its entirety by any such sublessee, assignee, regional transmission organization or other entity and (y) any Component may be used by any sublessee, assignee, regional transmission organization or other entity as part of a sharing arrangement with the Lessee to provide monitoring, control and/or data analysis services to Transmission Plant that is operated independent of any

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Transmission Plant currently serviced by the Network so long as (1) any such Component continues to function as an integral part of the Network; and (2) such sharing arrangement with any such Components does not diminish either the capability of the Network to perform the Network Functions or the fair market value, estimated residual value, utility or useful life of the Network in each case by more than a de minimis amount.
SECTION 21. OWNER LESSOR’S RIGHT TO PERFORM
     If the Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein after notice to the Lessee and failure of the Lessee to so perform or comply within 10 days thereafter, the Owner Lessor or the Owner Participant may itself make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Owner Lessor or the Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, to the extent permitted by Applicable Law, shall be deemed to be Supplemental Lease Rent, payable by the Lessee to the Owner Lessor on demand.
SECTION 22. SECURITY FOR OWNER LESSOR’S OBLIGATIONS TO THE LEASE INDENTURE TRUSTEE
     In order to secure the Lessor Note, the Owner Lessor will assign and grant a Lien to the Lease Indenture Trustee in and to all of the Owner Lessor’s right, title and interest in, to and under this Network Lease, and grant a security interest in favor of the Lease Indenture Trustee in all of the Owner Lessor’s right, title and interest in and to the Owner Lessor’s Interest (other than Excepted Payments and Excepted Rights). The Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Lessee under any other circumstances. Unless and until the Lessee shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully terminated, the Lease Indenture Trustee shall have the right to exercise the rights of the Owner Lessor under this Network Lease to the extent set forth in and subject in each case to the exceptions set forth in the Lease Indenture. TO THE EXTENT, IF ANY, THAT THIS NETWORK LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS NETWORK LEASE MAY BE CREATED THROUGH TOE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LEASE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.
SECTION 23. WAIVER OF RIGHT TO PARTITION
     So long as the Network or any part thereof as originally constructed, reconstructed or added to is used or useful for the transmission of electrical power and energy, or to the end of the

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period permitted by Applicable Law, whichever first occurs, the Owner Lessor waives its right to partition whether by partition in kind or sale and division of the proceeds thereof, and agrees that it will not resort to any action at law or in equity to partition and further waives the benefit of all laws that may now or hereafter authorize such partition of the properties comprising the Network. All instruments of conveyance which effect, evidence or vest the ownership interest of the Owner Lessor in the Network shall contain this waiver of right to partition.
SECTION 24. MISCELLANEOUS
     Section 24.1 Amendments and Waivers. No term, covenant, agreement or condition of this Network Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.
     Section 24.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) and (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:
     If to the Owner Lessor:
c/o Wells Fargo Delaware Trust Company
919 Market Street, Suite 700
Wilmington, DE 19801
Attention: Ann E. Roberts, Corporate Trust Services
Facsimile No.: (302)575-2006
Telephone No.: (302)575-2004
     with a copy to the Owner Participant:
Wachovia Mortgage Corporation
c/o Wachovia Securities
Postal Mailing Address:
One Wachovia Center
Mail Code NC0738
Charlotte, NC 28288-0738
Courier Address:

38

301 South College Street, 18th Floor
Charlotte, NC 28202
Facsimile No.: (704) 383-1572
Telephone No.: (704) 715-7720
Attention: Ida Blake
and to the Lease Indenture Trustee:
Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Telephone No.: (302) 636-6000
Facsimile No.: (302) 636-4140
Attention: Corporate Trust Administration
and to the Pass Through Trustee:
Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Telephone No.: (302) 636-6000
Facsimile No.: (302) 636-4140
Attention: Corporate Trust Administration
If to the Lessee:
Tennessee Valley Authority
400 West Summit Hill Drive
Knoxville, Tennessee 37902
Telephone No.: (865) 632-3366
Facsimile No.: (865) 632-6673
Attention: Treasurer
     Section 24.3 Survival. Except for the provisions of Sections 3.3, 3.5, 5, 9 and 18, which shall survive, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Network Lease in accordance with its terms.
     Section 24.4 Successors and Assigns.
          (a) This Network Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

39

          (b) Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.
     Section 24.5 “True Lease “. This Network Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest or the Software Rights except as lessee only.
     Section 24.6 Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Network Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided that such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.
     Section 24.7 Governing Law. This Network Lease shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions thereof, other than New York General Obligations Law Section 5-1401), except to the extent inconsistent with Federal law.
     Section 24.8 Severability. Any provision of this Network Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 24.9 Counterparts. This Network Lease may be executed by the parties hereto in separate counterparts, each of which, subject to Section 22, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
     Section 24.10 Headings and Table of Contents. The headings of the sections of this Network Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.
     Section 24.11 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Network Lease.
     Section 24.12 Effectiveness. This Network Lease has been dated as of the date first above written for convenience only. This Network Lease shall be effective as of the date set forth on the signature page hereto.
     Section 24.13 Owner Lessor Covenant. So long as this Network Lease shall remain in effect, the Owner Lessor (or any successor thereto) hereby agrees and covenants to comply with

40

the applicable provisions of 41 C.F.R. section 60-1.4, 41 C.F.R. section 60-250.4 and C.F.R. section 60-741.5.
     Section 24.14 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Network Lease is executed and delivered by the Trust Company, not individually or personally but solely as trustee of the Owner Lessor under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Network Lease.

41

     IN WITNESS WHEREOF, the Owner Lessor and the Lessee have caused this Network Lease to be duly executed and delivered under seal by their respective officers thereunto duly authorized on the dates below their respective signatures, but effective as of September 26, 2003.

NVG NETWORK I STATUTORY TRUST

By:	Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:	/s/ Ann Roberts Dukart
Name: Ann Roberts Dukart
Title: Vice President

TENNESSEE VALLEY AUTHORITY

By:	/s/ John M. Hoskins
Name: John M. Hoskins
Title: Sr. V.P. & Treasurer

*	Receipt of the original counterpart of the foregoing Network Lease is hereby acknowledged on this 26th day of September, 2003

WILMINGTON TRUST COMPANY, not in its
individual capacity, but solely
as Lease Indenture Trustee

By:	/s/ Ann Roberts Dukart
Name: Ann Roberts Dukart
Title: Vice President

*	This acknowledgment executed in the original counterpart only.
(Network Lease (A1)

Schedule 1A to Network Lease
(NVG Network Statutory I Trust)
BASIC RENT PAYMENTS
(Percentages are percentages of Owner Lessor’s Cost)

Rent
Payment Date	Percentage
Sep 26 2003	0.00000000%
Dec 26 2003	0.00000000%
Jan 15 2004	8.93740892%
Jul 15 2004	l.60834567%
Jan 15 2005	3.67920324%
Jul 15 2005	1.55730939%
Jan 15 2006	3.73281866%
Jul 15 2006	1.50369396%
Jan 15 2007	4.13986616%
Jul 15 2007	1.43872550%
Jan 15 2008	3.85739524%
Jul 15 2008	1.37911738%
Jan 15 2009	3.92001568%
Jul 15 2009	1.31649695%
Jan 15 2010	3.98580067%
Jul 15 2010	1.25071196%
Jan 15 2011	4.04841949%
Jul 15 2011	1.18809313%
Jan 15 2012	4.09246477%
Jul 15 2012	1.14404786%
Jan 15 2013	4.14456066%
Jul 15 2013	1.09195197%
Jan 25 2014	4.22169313%
Jul 15 2014	1.01481950%
Jan 15 2015	5.31077824%
Jul 15 2015	0.90894559%
Jan 15 2016	5.60702056%
Jul 15 2016	0.79316154%
Jan 15 2017	5.72865582%
Jul 15 2017	0.67152628%
Jan 15 2018	5.85643797%
Jul 15 2018	0.54374413%
Jan 15 2019	5.99067764%
Jul 15 2019	0.40950445%
Jan 15 2020	6.08017600%
Jul 15 2020	0.32000610%
Jan 15 2021	6.17475420%
Jul 15 2021	0.22542789%
Jan 15 2022	6.17475420%
Jul 15 2022	0.22542789%
Jan 15 2023	6.17475420%
Jul 15 2023	0.22542789%
Jan 15 2024	6.17475420%
Jul 15 2024	0.22542789%
Jan 15 2025	6.28686613%
Jul 15 2025	0.11331596%
Jan 15 2026	4.71124516%
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1 B to Network Lease
(NVG Network Statutory I Trust)
ALLOCATED RENT
(Percentages are percentages of Owner Lessor’s Cost)

From and	To and	Basic Rent
Including	Including	Allocated
Sep 26 2003	Dec 25 2003	0.00000000%
Dec 26 2003	Jan 14 2004	0.27637150%
Jan 15 2004	Jul 14 2004	0.00000000%
Jul 15 2004	Jan 14 2005	5.45732942%
Jan 15 2005	Jul 14 2005	4.81205367%
Jul 15 2005	Jan 14 2006	0.00000000%
Jan 15 2006	Jul 14 2006	5.23651263%
Jul 15 2006	Jan 14 2007	0.00000000%
Jan 15 2007	Jul 14 2007	0.00000000%
Jul 15 2007	Jan 14 2008	5.67814622%
Jan 15 2008	Jul 14 2008	5.13695806%
Jul 15 2008	Jan 14 2009	0.00000000%
Jan 15 2009	Jul 14 2009	0.00000000%
Jul 15 2009	Jan 14 2010	5.67814622%
Jan 15 2010	Jul 14 2010	4.79487903%
Jul 15 2010	Jan 14 2011	0.00000000%
Jan 15 2011	Jul 14 2011	0.00000000%
Jul 15 2011	Jan 14 2012	5.67814622%
Jan 15 2012	Jul 14 2012	4.79487903%
Jul 15 2012	Jan 14 2013	0.00000000%
Jan 15 2013	Jul 14 2013	0.00000000%
Jul 15 2013	Jan 14 2014	5.67814622%
Jan 15 2014	Jul 14 2014	4.79487903%
Jul 15 2014	Jan 14 2015	0.00000000%
Jan 15 2015	Jul 14 2015	0.00000000%
Jul 15 2015	Jan 14 2016	5.67814622%
Jan 15 2016	Jul 14 2016	5.77809023%
Jul 15 2016	Jan 14 2017	0.00000000%
Jan 15 2017	Jul 14 2017	0.00000000%
Jul 15 2017	Jan 14 2018	6.93995649%
Jan 15 2018	Jul 14 2018	5.86040770%
Jul 15 2018	Jan 14 2019	0.00000000%
Jan 15 2019	Jul 14 2019	0.00000000%
Jul 15 2019	Jan 14 2020	6.93995649%
Jan 15 2020	Jul 14 2020	5.86040770%
Jul 15 2020	Jan 14 2021	0.00000000%
Jan 15 2021	Jul 14 2021	0.00000000%
Jul 15 2021	Jan 14 2022	6.93995649%
Jan 15 2022	Jul 14 2022	5.86040770%
Jul 15 2022	Jan 14 2023	0.00000000%
Jan 15 2023	Jul 14 2023	0.00000000%
Jul 15 2023	Jan 14 2024	6.93995649%
Jan 15 2024	Jul 14 2024	5.86040770%
Jul 15 2024	Jan 14 2025	0.00000000%
Jan 15 2025	Jul 14 2025	6.40018210%
Jul 15 2025	Jan 14 2026	0.00000000%
Jan 15 2026	Jul 14 2026	6.40018210%
Jul 15 2026	Jan 14 2027	0.00000000%
Jan 15 2027	Jul 14 2027	4.71124516%
Jul 15 2027	Sep 26 2027	0.00000000%

Schedule 1C to Network Lease
(NVG Network Statutory I Trust)
ATTRIBUTION OF BASIC LEASE RENT PAYMENTS TO ALLOCATIONS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

		Allocated	Allocated
Rent Payment Date	Basic Lease Rent	From and Including	To and Including
Sep 26 2003	0.00000000%
Dec 26 2003	0.00000000%
Jan 15 2004	8.93740892%	Dec 26 2003	Jul 14 2005
Jul 15 2004	1.60834567%	Jan 15 2005	Jul 14 2005
Jan 15 2005	3.67920324%	Jan 15 2006	Jul 14 2006
Jul 15 2005	1.55730939%	Jan 15 2006	Jul 14 2006
Jan 15 2006	3.73281866%	Jul 15 2007	Jan 14 2008
Jul 15 2006	1.50369396%	Jul 15 2007	Jan 14 2008
Jan 15 2007	4.13986616%	Jul 15 2007	Jul 14 2008
Jul 15 2007	1.43872550%	Jan 15 2008	Jul 14 2008
Jan 15 2008	3.85739524%	Jul 15 2009	Jan 14 2010
Jul 15 2008	1.37911738%	Jul 15 2009	Jan 14 2010
Jan 15 2009	3.92001568%	Jul 15 2009	Jul 14 2010
Jul 15 2009	1.31649695%	Jan 15 2010	Jul 14 2010
Jan 15 2010	3.98580067%	Jul 15 2011	Jan 14 2012
Jul 15 2010	1.25071196%	Jul 15 2011	Jan 14 2012
Jan 15 2011	4.04841949%	Jul 15 2011	Jul 14 2012
Jul 15 2011	1.18809313%	Jan 15 2012	Jul 14 2012
Jan 15 2012	4.09246477%	Jul 15 2013	Jan 14 2014
Jul 15 2012	1.14404786%	Jul 15 2013	Jan 14 2014
Jan 15 2013	4.14456066%	Jul 15 2013	Jul 14 2014
Jul 15 2013	1.09195197%	Jan 15 2014	Jul 14 2014
Jan 15 2014	4.22169313%	Jul 15 2015	Jan 14 2016
Jul 15 2014	1.01481950%	Jul 15 2015	Jan 14 20l6
Jan 15 2015	5.31077824%	Jul 15 2015	Jul 14 2016
Jul 15 2015	0.90894559%	Jan 15 2016	Jul 14 2016
Jan 15 2016	5.60702056%	Jul 15 2017	Jan 14 2018
Jul 15 2016	0.79316154%	Jul 15 2017	Jan 14 2018
Jan 15 2017	5.72865582%	Jul 15 2017	Jul 14 2018
Jul 15 2017	0.67152628%	Jan 15 2018	Jul 14 2018
Jan 15 2018	5.85643797%	Jul 15 2019	Jan 14 2020
Jul 15 2018	0.54374413%	Jul 15 2019	Jan 14 2020
Jan 15 2019	5.99067764%	Jul 15 2019	Jul 14 2020
Jul 15 2019	0.40950445%	Jan 15 2020	Jul 14 2020
Jan 15 2020	6.08017600%	Jul 15 2021	Jan 14 2022
Jul 15 2020	0.32000610%	Jul 15 2021	Jan 14 2022
Jan 15 2021	6.17475420%	Jul 15 2021	Jul 14 2022
Jul 15 2021	0.22542789%	Jan 15 2022	Jul 14 2022
Jan 15 2022	6.17475420%	Jul 15 2023	Jan 14 2024
Jul 15 2022	0.22542789%	Jul 15 2023	Jan 14 2024
Jan 15 2023	6.17475420%	Jul 15 2023	Jul 14 2024
Jul 15 2023	0.22542789%	Jan 15 2024	Jul 14 2024
Jan 15 2024	6.17475420%	Jan 15 2025	Jul 14 2025
Jul 15 2024	0.22542789%	Jan 15 2025	Jul 14 2025
Jan 15 2025	6.28686613%	Jan 15 2026	Jul 14 2026
Jul 15 2025	0.11331596%	Jan 15 2026	Jul 14 2026
Jan 15 2026	4.71124516%	Jan 15 2027	Jul 14 2027
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1 D to Nework Lease
(NVG Network Statutory I Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

	(b)	(c)
(a)	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent
Dec 26 2003	0.00000000%	0.00000000%
Jan 15 2004	0.27637150%	0.00000000%
Feb 15 2004	0.00000000%	8.66103742%
Mar 15 2004	0.00000000%	8.66103742%
Apr 15 2004	0.00000000%	8.66103742%
May 15 2004	0.00000000%	8.66103742%
Jun 15 2004	0.00000000%	8.66103742%
Jul 15 2004	0.00000000%	8.66103742%
Aug 15 2004	0.00000000%	9.35982819%
Sep 15 2004	0.00000000%	8.45027329%
Oct 15 2004	0.00000000%	7.54071838%
Nov 15 2004	0.00000000%	6.63116348%
Dec 15 2004	0.00000000%	5.72160857%
Jan 15 2005	0.00000000%	4.81205367%
Feb 15 2005	0.00000000%	7.68924796%
Mar 15 2005	0.00000000%	6.88723902%
Apr 15 2005	0.00000000%	6.08523007%
May 15 2005	0.00000000%	5.28322113%
Jun 15 2005	0.00000000%	4.48121218%
Jul 15 2005	0.00000000%	3.67920324%
Aug 15 2005	0.00000000%	5.23651263%
Sep 15 2005	0.00000000%	5.23651263%
Oct 15 2005	0.00000000%	5.23651263%
Nov 15 2005	0.00000000%	5.23651263%
Dec 15 2005	0.00000000%	5.23651263%
Jan 15 2006	0.00000000%	5.23651263%
Feb 15 2006	0.00000000%	8.09657918%
Mar 15 2006	0.00000000%	7.22382708%
Apr 15 2006	0.00000000%	6.35107497%
May 15 2006	0.00000000%	5.47832287%
Jun 15 2006	0.00000000%	4.60557077%
Jul 15 2006	0.00000000%	3.73281866%
Aug 15 2006	0.00000000%	5.23651263%
Sep l5 2006	0.00000000%	5.23651263%
Oct 15 2006	0.00000000%	5.23651263%
Nov 15 2006	0.00000000%	5.23651263%
Dec 15 2006	0.00000000%	5.23651263%
Jan 15 2007	0.00000000%	5.23651263%
Feb 15 2007	0.00000000%	9.37637878%
Mar 15 2007	0.00000000%	9.37637878%
Apr 15 2007	0.00000000%	9.37637878%
May 15 2007	0.00000000%	9.37637878%
Jun 15 2007	0.00000000%	9.37637878%
Jul 15 2007	0.00000000%	9.37637878%
Aug 15 2007	0.00000000%	9.86874658%
Sep 15 2007	0.00000000%	8.92238887%
Oct 15 2007	0.00000000%	7.97603117%
Nov 15 2007	0.00000000%	7.02967347%
Dec 15 2007	0.00000000%	6.08331576%
Jan 15 2008	0.00000000%	5.13695806%
Feb 15 2008	0.00000000%	8.13819362%
Mar 15 2008	0.00000000%	7.28203395%
Apr 15 2008	0.00000000%	6.42587427%
May 15 2008	0.00000000%	5.56971459%
Jun 15 2008	0.00000000%	4.71355492%
Jul 15 2008	0.00000000%	3.85739524%
Aug 15 2008	0.00000000%	5.23651263%
Sep 15 2008	0.00000000%	5.23651263%
Oct 15 2008	0.00000000%	5.23651263%
Nov 15 2008	0.00000000%	5.23651263%
Dec 15 2008	0.00000000%	5.23651263%
Jan 15 2009	0.00000000%	5.23651263%
Feb 15 2009	0.00000000%	9.15652831%
Mar 15 2009	0.00000000%	9.15652831%

Schedule 1D to Network Lease
(NVG Network Statutory I Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

	(b)	(c)
(a)	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent
Apr 15 2009	0.00000000%	9.15652831%
May 15 2009	0.00000000%	9.15652831%
Jun 15 2009	0.00000000%	9.15652831%
Jul 15 2009	0.00000000%	9.15652831%
Aug l5 2009	0.00000000%	9.52666755%
Sep 15 2009	0.00000000%	8.58030984%
Oct 15 2009	0.00000000%	7.63395214%
Nov 15 2009	0.00000000%	6.68759444%
Dec 15 2009	0.00000000%	5.74123673%
Jan 15 2010	0.00000000%	4.79487903%
Feb 15 2010	0.00000000%	7.98153320%
Mar 15 2010	0.00000000%	7.18238669%
Apr 15 2010	0.00000000%	6.38324019%
May 15 2010	0.00000000%	5.58409368%
Jun 15 2010	0.00000000%	4.78494718%
Jul 15 2010	0.00000000%	3.98580067%
Aug 15 2010	0.00000000%	5.23651263%
Sep 15 2010	0.00000000%	5.23651263%
Oct 15 2010	0.00000000%	5.23651263%
Nov 15 2010	0.00000000%	5.23651263%
Dec 15 2010	0.00000000%	5.23251263%
Jan 15 2011	0.00000000%	5.23651263%
Feb 15 2011	0.00000000%	9.28493212%
Mar 15 2011	0.00000000%	9.28493212%
Apr 15 2011	0.00000000%	9.28493212%
May 15 2011	0.00000000%	9.28493212%
Jun 15 201l	0.00000000%	9.28493212%
Jul 15 2011	0.00000000%	9.28493212%
Aug 15 2011	0.00000000%	9.52666755%
Sep 15 2011	0.00000000%	8.58030984%
Oct 15 2011	0.00000000%	7.63395214%
Nov 15 2011	0.00000000%	6.68759444%
Dec 15 2011	0.00000000%	5.74123673%
Jan 15 2012	0.00000000%	4.79487903%
Feb 15 2012	0.00000000%	8.08819729%
Mar 15 2012	0.00000000%	7.28905079%
Apr 15 2012	0.00000000%	6.48990428%
May 15 2012	0.00000000%	5.69075778%
Jun 15 2012	0.00000000%	4.89161127%
Jul 15 2012	0.00000000%	4.09246477%
Aug 15 2012	0.00000000%	5.23651263%
Sep 15 2012	0.00000000%	5.23651263%
Oct 15 2012	0.00000000%	5.23651263%
Nov 15 2012	0.00000000%	5.23651263%
Dec 15 2012	0.00000000%	5.23651263%
Jan 15 2013	0.00000000%	5.23651263%
Feb 15 2013	0.00000000%	9.38107328%
Mar 15 2013	0.00000000%	9.38107328%
Apr 15 2013	0.00000000%	9.38107328%
May 13 2013	0.00000000%	9.38107328%
Jun 15 2013	0.00000000%	9.38107328%
Jul 15 2013	0.00000000%	9.38107328%
Aug 15 2013	0.00000000%	9.52666755%
Sep l5 2013	0.00000000%	8.58030984%
Oct 15 2013	0.00000000%	7.63395214%
Nov 15 2013	0.00000000%	6.68759444%
Dec 15 2013	0.00000000%	5.74123673%
Jan 15 2014	0.00000000%	4.79487903%
Feb 15 2014	0.00000000%	8.21742565%
Mar 15 2014	0.00000000%	7.41827915%
Apr 15 2014	0.00000000%	6.61913264%
May 15 2014	0.00000000%	5.81998614%
Jun l5 2014	0.00000000%	5.02083963%
Jul 15 2014	0.00000000%	4.22169313%

Schedule 1D to Network Lease
(NVG Network Statutory I Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

	(b)	(c)
(a)	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent
Aug 15 2014	0.00000000%	5.23651263%
Sep 15 2014	0.00000000%	5.23651263%
Oct 15 2014	0.00000000%	5.23651263%
Nov 15 2014	0.00000000%	5.23651263%
Dec 15 2014	0.00000000%	5.23651263%
Jan 15 2015	0.00000000%	5.23651263%
Feb 15 2015	0.00000000%	10.54729086%
Mar 15 2015	0.00000009%	10.54729086%
Apr 15 2015	0.00000000%	10.54729086%
May 15 2015	0.00000000%	10.54729086%
Jun 15 2015	0.00000000%	10.54729086%
Jul 15 2015	0.00000000%	10.54729086%
Aug 15 2015	0.00000000%	10.50987875%
Sep l5 2015	0.00000000%	9.56352105%
Oct 15 2015	0.00000000%	8.61716334%
Nov 15 2015	0.00000000%	7.67080564%
Dec 15 2015	0.00000000%	6.72444794%
Jan 15 2016	0.00000000%	5.77809023%
Feb 15 2016	0.00000000%	10.42209576%
Mar 15 2016	0.00000000%	9.45908072%
Apr 15 2016	0.00000000%	8.49606568%
May 15 2016	0.00000000%	7.53305064%
Jun 15 20l6	0.00000000%	6.57003560%
Jul 15 2016	0.00000000%	5.60702056%
Aug 15 2016	0.00000000%	6.40018210%
Sep 15 2016	0.00000000%	6.40018210%
Oct 15 2016	0.00000000%	6.40018210%
Nov 15 2016	0.00000000%	6.400182 10%
Dec 15 2016	0.00000000%	6.40018210%
Jan 15 2017	0.00000000%	6.40018210%
Feb 15 2017	0.00000000%	12.12883792%
Mar 15 2017	0.00000000%	12.12883792%
Apr 15 2017	0.00000000%	12.12883792%
May 15 2017	0.00000000%	12.12883792%
Jun 15 2017	0.00000000%	12.12883792%
Jul 15 2017	0.00000000%	12.12883792%
Aug 15 2017	0.00000000%	11.64370478%
Sep 15 2017	9.00000000%	10.48704537%
Oct 15 2017	0.00000000%	9.33038595%
Nov 15 2017	0.00000000%	8.17372653%
Dec 15 2017	0.00000000%	7.01706712%
Jan 15 2018	0.00000000%	5.86040770%
Feb 15 2018	0.00000000%	10.74011105%
Mar 15 2018	0.00000000%	9.76337644%
Apr 15 2018	0.00000000%	8.78664182%
May 15 2018	0.00000000%	7.80990720%
Jun l5 2018	0.00000000%	6.83317258%
Jul 15 2018	0.00000000%	5.85643797%
Aug 15 2018	0.00000000%	6.40018210%
Sep l5 2018	0.00000000%	6.40018210%
Oct 15 2018	0.00000000%	6.40018210%
Nov 15 2018	0.00000000%	6.40018210%
Dec 15 2018	0.00000000%	6.40018210%
Jan 15 2019	0.00000000%	6.40018210%
Feb 15 2019	0.00000000%	12.39085974%
Mar 15 2019	0.00000000%	12.39085974%
Apr 15 2019	0.00000000%	12.39085974%
May 15 2019	0.00000000%	12.39085974%
Jun 15 2019	0.00000000%	12.39085974%
Jul 15 2019	0.00000000%	12.39085974%
Aug 15 2019	0.00000000%	11.64370478%
Sep 15 2019	0.00000000%	10.48704537%
Oct 15 2019	0.00000000%	9.33038595%
Nov 15 2019	0.00000000%	8.17372653%

Schedule ID to Network Lease
(NVG Network Statutory I Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent
Dec 15 2019	0.00000000%	7.01706712%
Jan 15 2020	0.00000000%	5.86040770%
Feb 15 2020	0.00000000%	10.96384909%
Mar 15 2020	0.00000000%	9.98711447%
Apr 15 2020	0.00000000%	9.01037985%
May 15 2020	0.00000000%	8.03364523%
Jun 15 2020	0.00000000%	7.05691062%
Jul 15 2020	0.00000000%	6.08017600%
Aug 15 2020	0.00000000%	6.40018210%
Sep 15 2020	0.00000000%	6.40018210%
Oct 15 2020	0.00000000%	6.40018210%
Nov 15 2020	0.00000000%	6.40018210%
Dec 15 2020	0.00000000%	6.40018210%
Jan 15 2021	0.00000000%	6.40018210%
Feb 15 2021	0.00000000%	12.57493630%
Mar 15 2021	0.00000000%	12.57493630%
Apr 15 2021	0.00000000%	12.57493630%
May 15 2021	0.00000000%	12.57493630%
Jun 15 2021	0.00000000%	12.57493630%
Jul 15 2021	0.00000000%	12.57493630%
Aug 15 2021	0.00000000%	11.64370478%
Sep 15 2021	0.00000000%	10.48704537%
Oct 15 2021	0.00000000%	9.33038595%
Nov 15 2021	0.00000000%	8.17372653%
Dec 15 2021	0.00000000%	7.01706712%
Jan 15 2022	0.00000000%	5.86040770%
Feb 15 2022	0.00000000%	11.05842729%
Mar 15 2022	0.00000000%	10.08169267%
Apr 15 2022	0.00000000%	9.10495806%
May 15 2022	0.00000000%	8.12822344%
Jun 15 2022	0.00000000%	7.15148882%
Jul 15 2022	0.00000000%	6.17475420%
Aug 15 2022	0.00000000%	6.40018210%
Sep 15 2022	0.00000000%	6.40018210%
Oct 15 2022	0.00000000%	6.40018210%
Nov 15 2022	0.00000000%	6.40018210%
Dec 15 2022	0.00000000%	6.40018210%
Jan 15 2023	0.00000000%	6.40018210%
Feb 15 2023	0.00000000%	12.57493630%
Mar 15 2023	0.00000000%	12.57493630%
Apr 15 2023	0.00000000%	12.57493630%
May 15 2023	0.00000000%	12.57493630%
Jun 15 2023	0.00000000%	12.57493630%
Jul 15 2023	0.00000000%	12.57493630%
Aug 15 2023	0.00000000%	11.64370478%
Sep 15 2023	0.00000000%	10.48704537%
Oct 15 2023	0.00000000%	9.33038595%
Nov 15 2023	0.00000000%	8.17372653%
Dec l5 2023	0.00000000%	7.01706712%
Jan 15 2024	0.00000000%	5.86040770%
Feb 15 2024	0.00000000%	11.05842729%
Mar 15 2024	0.00000000%	10.08169267%
Apr 15 2024	0.00000000%	9.10495806%
May 15 2024	0.00000000%	8.12822344%
Jun 15 2024	0.00000000%	7.15148882%
Jul 15 2024	0.00000000%	6.17475420%
Aug 15 2024	0.00000000%	6.40018210%
Sep 15 2024	0.00000000%	6.40018210%
Oct 15 2024	0.00000000%	6.40016210%
Nov 15 2024	0.00000000%	6.40018210%
Dec 15 2024	0.00000000%	6.40018210%
Jan 15 2025	0.00000000%	6.40018210%
Feb 15 2025	0.00000000%	11.62035121%
Mar 15 2025	0.00000000%	10.55365420%

Schedule ID to Network Lease
(NVG Network Statutory I Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent
Apr 15 2025	0.00000000%	9.48695718%
May 15 2025	0.00000000%	8.42026017%
Jun 15 2025	0.00000000%	7.35356315%
Jul 15 2025	0.00000000%	6.28686613%
Aug 15 2025	0.00000000%	6.40018210%
Sep 15 2025	0.00000000%	6.40018210%
Oct 15 2025	0.00000000%	6.40018210%
Nov 15 2025	0.00000000%	6.40018210%
Dec 15 2025	0.00000000%	6.40018210%
Jan 15 2026	0.00000000%	6.40018210%
Feb 15 2026	0.00000000%	10.04473024%
Mar 15 2026	0.00000000%	8.97803322%
Apr 15 2026	0.00000000%	7.91133620%
May 15 2026	0.00000000%	6.84463919%
Jun 15 2026	0.00000000%	5.77794217%
Jul 15 2026	0.00000000%	4.71124516%
Aug 15 2026	0.00000000%	4.711245l6%
Sep 15 2026	0.00000000%	4.71124516%
Oct 15 2026	0.00000000%	4.71124516%
Nov 15 2026	0.00000000%	4.71124516%
Dec 15 2026	0.00000000%	4.71124516%
Jan 15 2027	0.00000000%	4.71124516%
Feb 15 2027	0.00000000%	3.92603763%
Mar 15 2027	0.00000000%	3.14083010%
Apr 15 2027	0.00000000%	2.35562258%
May 15 2027	0.00000000%	1.57041505%
Jun 15 2027	0.00000000%	0.78520753%
Jul 15 2027	0.00000000%	0.00000000%
Aug 15 2027	0.00000000%	0.00000000%
Sep 15 2027	0.00000000%	0.00000000%
Sep 26 2027	0.00000000%	0.00000000%

Schedule 2 to Network Lease
(NVG Network Statutory I Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value
Dec 26 2003	104.85152600%
Jan 15 2004	105.30445439%
Feb 15 2004	96.89597217%
Mar 15 2004	97.42644234%
Apr 15 2004	97.95846512%
May 15 2004	98.47089297%
Jun 15 2004	98.98476667%
Jul 15 2004	99.47893807%
Aug 15 2004	98.36610162%
Sep 15 2004	98.86295661%
Oct 15 2004	99.43182794%
Nov 15 2004	99.91011647%
Dec 15 2004	100.38964886%
Jan 15 2005	100.84927575%
Feb 15 2005	97.62232681%
Mar 15 2005	98.07572127%
Apr 15 2005	98.53026262%
May 15 2005	98.96490664%
Jun 15 2005	99.40058661%
Jul 15 2005	99.81625765%
Aug 15 2005	98.67554300%
Sep l5 2005	99.09306691%
Oct 15 2005	99.41603213%
Nov 15 2005	99.81425532%
Dec 15 2005	100.21329899%
Jan 15 2006	100. 59211695%
Feb 15 2006	97.22988601%
Mar 15 2006	97.60118356%
Apr 15 2006	97.97319515%
May 15 2006	98.32770838%
Jun 15 2006	98.68283634%
Jul 15 2006	99.02036604%
Aug 15 2006	97.85471603%
Sep 15 2006	98.19327726%
Oct 15 2006	98.41602088%
Nov l5 2006	98.73730148%
Dec 15 2006	99.05900019%
Jan 15 2007	99.36290285%
Feb 15 2007	95.51642657%
Mar 15 2007	95.81013358%
Apr 15 2007	96.10415962%
May 15 2007	96.38803687%
Jun 15 2007	96.67217499%
Jul 15 2007	96.94610581%
Aug 15 2007	95.78151315%
Sep 15 2007	96.05584919%
Oct 15 2007	96.42016539%
Nov 15 2007	96.68437982%
Dec 15 2007	96.94873878%
Jan 15 2008	97.20277342%
Feb 15 2008	93.58956242%
Mar 15 2008	93.83383147%
Apr 15 2008	94.07818580%
May 15 2008	94.31469424%
Jun 15 2008	94.55124206%
Jul 15 2008	94.78109496%
Aug 15 2008	93.63183047%
Sep 15 2008	93.86168337%
Oct 15 2008	94.10194085%
Nov 15 2008	94.33179375%
Dec 15 2008	94.56164665%
Jan 15 2009	94.79149955%
Feb 15 2009	91.09090002%
Mar 15 2009	91.31031618%
Apr 15 2009	91.52973234%
May 15 2009	91.74914850%
Jun 15 2009	91.96856465%

Schedule 2 to Network Lease
(NVG Network Statutory I Trust)
TERMINATION VALUE
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value
Jul 15 2009	92.18798081%
Aug 15 2009	91.09090002%
Sep 15 2009	91.31031618%
Oct 15 2009	91.46319101%
Nov 15 2009	91.68260717%
Dec 15 2009	91.90202333%
Jan 15 2010	92.12143949%
Feb 15 2010	88.34409081%
Mar 15 2010	88.55254280%
Apr 15 2010	88.76099479%
May 15 2010	88.96944679%
Jun 15 2010	89.17789878%
Jul 15 2010	89.38635077%
Aug 15 2010	88.34409081%
Sep 15 2010	88.55254280%
Oct 15 2010	88.75865077%
Nov 15 2010	88.96710276%
Dec 15 2010	89.17555476%
Jan 15 2011	89.38647959%
Feb 15 2011	85.53607562%
Mar 15 2011	85.73409114%
Apr 15 2011	85.93210666%
May 15 2011	86.13274387%
Jun 15 2011	86.33339658%
Jul 15 2011	86.53668659%
Aug 15 2011	85.55191466%
Sep 15 2011	85.75526727%
Oct 15 2011	85.94061608%
Nov 15 2011	86.14666922%
Dec 15 2011	86.35276992%
Jan 15 2012	86.56154014%
Feb 15 2012	82.65975001%
Mar 15 2012	82.85042466%
Apr 15 2012	83.04109930%
May 15 2012	83.23447995%
Jun 15 2012	83.42787660%
Jul 15 2012	83.62399536%
Aug 15 2012	82.67609847%
Sep 15 2012	82.87228185%
Oct 15 2012	83.19836259%
Nov 15 2012	83.39733335%
Dec 15 2012	83.59635320%
Jan 15 2013	83.79812843%
Feb 15 2013	79.83813998%
Mar 15 2013	80.02272745%
Apr 15 2013	80.20733029%
May 15 2013	80.39475210%
Jun 15 2013	80.58220604%
Jul 15 2013	80.77249582%
Aug 15 2013	79.87088274%
Sep 15 2013	80.06127100%
Oct 15 2013	80.08078992%
Nov 15 2013	80.27409795%
Dec 15 2013	80.46747294%
Jan 15 2014	80.66371881%
Feb 15 2014	76.62550048%
Mar 15 2014	76.80906010%
Apr 15 2014	76.99270507%
May 15 2014	77.17983285%
Jun 15 2014	77.36616441%
Jul 15 2014	77.55599735%
Aug 15 2014	76.73113325%
Sep 15 2014	76.92121181%
Oct 15 2014	77.23503347%
Nov 15 2014	77.42832500%
Dec 15 2014	77.62175944%
Jan 15 2015	77.81828462%

Schedule 2 to Network Lease
(NVG Network Statutory I Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value
Feb 15 2015	72.68654796%
Mar 15 2015	72.86575254%
Apr 15 2015	73.04512110%
May 15 2015	73.22779888%
Jun 15 2015	73.41066118%
Jul 15 2015	73.59685336%
Aug 15 2015	72.87430528%
Sep 15 2015	73.06090931%
Oct 15 2015	73.12265366%
Nov 15 2015	73.31283731%
Dec 15 2015	73.50324989%
Jan 15 2016	73.69703704%
Feb 15 2016	68.26475653%
Mar 15 2016	68.43974832%
Apr 15 2016	68.61499333%
May 15 2016	68.79478061%
Jun 15 2016	68.97484948%
Jul 15 2016	69.15948916%
Aug 15 2016	68.55127760%
Sep l5 20l6	68.73653972%
Oct l5 20l6	69.00914955%
Nov 15 2016	69.19935442%
Dec 15 2016	69.38990253%
Jan 15 2017	69.58508344%
Feb 15 2017	64.03170866%
Mar 15 2017	64.20736459%
Apr 15 2017	64.38339761%
May 15 2017	64.56449611%
Jun 15 2017	64.74600391%
Jul 15 2017	64.93260958%
Aug 15 20l7	64.44813086%
Sep 15 2017	64.63562292%
Oct 15 2017	64.47841583%
Nov 15 2017	64.67151867%
Dec 15 2017	64.86510183%
Jan 15 2018	65.06385432%
Feb 15 2018	59.38538556%
Mar 15 2018	59.56387156%
Apr 15 2018	59.74287742%
May 15 2018	59.92733257%
Jun 15 2018	60.11234289%
Jul 15 2018	60.30283803%
Aug 15 2018	59.95017995%
Sep 15 2018	60.14186040%
Oct 15 2018	60.13482525%
Nov 15 2018	60.33266059%
Dec 15 2018	60.53113027%
Jan 15 2019	60.73516440%
Feb 15 2019	54.92681863%
Mar 15 2019	55.10982547%
Apr 15 2019	55.29351130%
May 15 2019	55.48305884%
Jun 15 2019	55.67332406%
Jul 15 2019	55.86948993%
Aug 15 2019	55.65690818%
Sep l5 2019	55.85459220%
Oct 15 2019	55.96824064%
Nov l5 2019	56.17267019%
Dec 15 2019	56.37790546%
Jan 15 2020	56.58912996%
Feb 15 2020	50.68636153%
Mar 15 2020	50.86450320%
Apr 15 2020	51.04338331%
May 15 2020	51.22835682%
Jun 15 2020	51.41410919%
Jul 15 2020	51.60599561%
Aug 15 2020	51.47869570%

Schedule 2 to Network Lease
(NVG Network Statutory I Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value
Sep 15 2020	51.67222650%
Oct 15 2020	51.87193738%
Nov 15 2020	52.07251432%
Dec 15 2020	52.27396244%
Jan 15 2021	51.76732038%
Feb15 2021	46.68541951%
Mar 15 2021	46.85951472%
Apr 15 2021	47.03441770%
May 15 2021	47.21566156%
Jun 15 2021	47.39775548%
Jul 15 2021	47.58623284%
Aug l5 2021	47.55017517%
Sep 15 2021	47.74044353%
Oct 15 2021	47.93714369%
Nov 15 2021	48.13478536%
Dec 15 2021	48.33337411%
Jan 15 2022	48.69008975%
Feb 15 2022	42.66378559%
Mar 15 2022	42.81289167%
Apr 15 2022	42.96265766%
May 15 2022	43.11862273%
Jun 15 2022	43.27528830%
Jul 15 2022	43.43819378%
Aug 15 2022	43.37641293%
Sep 15 2022	43.54080592%
Oct 15 2022	43.71148454%
Nov 15 2022	43.88295071%
Dec 15 2022	44.05520909%
Jan 15 2023	44.19775231%
Feb 15 2023	38.14481225%
Mar 15 2023	38.26712483%
Apr 15 2023	38.38993879%
May 15 2023	38.51879237%
Jun 15 2023	38.64818604%
Jul 15 2023	38.78365826%
Aug 15 2023	38.69428183%
Sep 15 2023	38.83091597%
Oct 15 2023	38.97367150%
Nov 15 2013	39.11704937%
Dec 15 2023	39.26105326%
Jan 15 2024	39.64044471%
Feb 15 2024	33.55891483%
Mar 15 2024	33.65246842%
Apr 15 2024	33.74635325%
May 15 2024	33.84610653%
Jun 15 2024	33.94622772%
Jul 15 2024	34.05225427%
Aug l5 2024	33.93325795%
Sep 15 2024	34.04009694%
Oct 15 2024	34.15288104%
Nov 15 2024	34.26611015%
Dec 15 2024	34.37978690%
Jan 15 2025	34.69423236%
Feb 15 2025	28.49418382%
Mar 15 2025	28.58140334%
Apr 15 2025	28.66902716%
May 15 2025	28.76279590%
Jun 15 2025	28.85700770%
Jul 15 2025	28.95740339%
Aug 15 2025	28.94496538%
Sep 15 2025	29.04632845%
Oct 15 2025	29.15391772%
Nov 15 2025	29.26203183%
Dec 15 2025	29.37067386%
Jan 15 2026	29.45095681%
Feb 15 2026	24.83630512%
Mar 15 2026	24.93347009%

Schedule 2 to Network Lease
(NVG Network Statutory I Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessors Cost)

Termination Date	Termination Value
Apr 15 2026	25.03120996%
May 15 2026	25.13547967%
Jun 15 2026	25.24036631%
Jul 15 2026	25.35182508%
Aug 15 2026	25.4639433l %
Sep 15 2026	25.57672491%
Oct 15 2026	25.69612536%
Nov 15 2026	25.81623225%
Dec 15 2026	25.93704978%
Jan 15 2027	25.97944347%
Feb 15 2027	26.10768167%
Mar 15 2027	26.23667861%
Apr 15 2027	26.36643878%
May 15 2027	26.52576340%
Jun 15 2027	26.68603069%
Jul 15 2027	26.87604294%
Aug l5 2027	27.06717943%
Sep l5 2027	27.25944680%
Sep 26 2027	27.25944680%

Schedule 3 to Network Lease
(NVG Network Statutory I Trust)
PRICING ASSUMPTIONS

(1) Network Cost	$388,500,000.00

(2) Owner Lessor’s Cost:	$103,500,000.00

(3) Equity Investment:	$28,327,000.00

(4) Closing Date:	9/26/2003

(5) Assumed Tax Rate:	38.90%

(6) Transaction Cost:	$1,518,532.81

(7) Early Purchase Date:	1/15/2021

(8) Lessor Note:
Interest Rate:	4.929%

Schedule 4 to Network Lease
(NVG Network Statutory I Trust)
EARLY PURCHASE PRICE AND INSTALLMENTS

			Underpayment	Overpayment
	Early	Early	of	of	Early
	Purchase Date	Purchase Amount	Basic Lease Rent*	Basic Lease Rent*	Purchase Price
(1)	Jan 15 2021	36,988,322.64	0.00	13,015,1159.07	23,973,263.57
(2)	Apr 15 2021	5,803,760.61	0.00	0.00	5,803,760.61
(3)	Jun 15 2021	5,803,760.61	0.00	0.00	5,803,760.61
(4)	Sep 15 2021	5,803,760.61	0.00	0.00	5,803,760.61
(5)	Dec 15 2021	5,803,760.61	0.00	0.00	5,803,760.61

		60,203,365.07	0.00	13,015,059.07	47,188,306.00

*	Values are calculated without regard to any offset for amounts of Basic Lease Rent that are due and owing on such date: the total amount due and payable by Lessee on such date is the sum of (i) the Early Purchase Price and (ii) the amount of Basic Lease Rent payable on such date as set forth on Schedule 1A.

CONTROL, MONITORING AND DATA ANALYSIS NETWORK
NETWORK LEASE AGREEMENT (A1)
The September 26, 2003, Network Lease Agreement (A1) between the Tennessee Valley Authority (“TVA”), as lessee, and NVG Network I Statutory Trust, as owner lessor, has been filed.
Network Lease Agreement (A1) covers an undivided 26.640926641 percent interest in the Control, Monitoring and Data Analysis Network (“Network”). In consideration of NVG Network I Statutory Trust agreeing to lease the undivided interest in the Network to TVA, TVA agrees to pay basic rent to NVG Network I Statutory Trust for the network lease term as set out in the Schedule 1A, with explanatory schedules 1B, 1C, and 1D. Schedule 2 sets out the termination values applicable to this network lease. Schedule 3 describes the pricing assumptions applicable to this network lease. Schedule 4 sets out the early purchase price and installments applicable to this network lease.

CONTROL, MONITORING AND DATA ANALYSIS NETWORK
NETWORK LEASE AGREEMENT (A2)
The September 26, 2003, Network Lease Agreement (A1) between the Tennessee Valley Authority (“TVA”), as lessee, and NVG Network I Statutory Trust, as owner lessor, has been filed. It is substantially similar to Network Lease Agreement (A2), except as noted below:
Network Lease Agreement (A2) covers an undivided 33.462033462 percent interest in the Control, Monitoring and Data Analysis Network (“Network”).
In consideration of NVG Network II Statutory Trust agreeing to lease the undivided interest in the Network to TVA, TVA agrees to pay basic rent to NVG Network II Statutory Trust for the network lease term as set out in the Schedule 1A, with explanatory schedules 1B, 1C, and 1D. Schedule 2 sets out the termination values applicable to this network lease. Schedule 3 describes the pricing assumptions applicable to this network lease. Schedule 4 sets out the early purchase price and installments applicable to this network lease.
These schedules for Network Lease Agreement (A2) follow on the next pages.

Schedule 1A to Network Lease
(NVG Network Statutory II Trust)
BASIC RENT PAYMENTS
(Percentages are percentages of Owner Lessor’s Cost)

Rent
Payment Date	Percentage

Dec 26 2003	0.00038994%
Jan 15 2004	8.68538939%
Jul 15 2004	1.55202542%
Jan 15 2005	3.58159287%
Jul 15 2005	1.50200673%
Jan 15 2006	3.63413928%
Jul 15 2006	1.44946032%
Jan 15 2007	3.68934114%
Jul 15 2007	1.39425846%
Jan 15 2008	3.74733266%
Jul 15 2008	1.33626695%
Jan 15 2009	3.80825480%
Jul 15 2009	1.27534480%
Jan 15 2010	3.87225567%
Jul 15 2010	1.21134394%
Jan 15 2011	3.93949085%
Jul 15 2011	1.14410876%
Jan 15 2012	4.01012379%
Jul 15 2012	1.07347582%
Jan 15 2013	4.08432619%
Jul 15 2013	0.99927341%
Jan 15 2014	4.32314421%
Jul 15 2014	0.91735661%
Jan 15 2015	5.40656842%
Jul 15 2015	0.80671999%
Jan 15 2016	5.52279611%
Jul 15 2016	0.69049229%
Jan 15 2017	5.64489743%
Jul 15 2017	0.56839098%
Jan 15 2018	5.77316919%
Jul 15 2018	0.44011922%
Jan 15 2019	5.90792322%
Jul 15 2019	0.30536519%
Jan 15 2020	6.04948710%
Jul 15 2020	0.16380130%
Jan 15 2021	6.04948710%
Jul 15 2021	0.16380130%
Jan 15 2022	6.04948710%
Jul 15 2022	0.16380130%
Jan 15 2023	6.04948710%
Jul 15 2023	0.16380130%
Jan 15 2024	6.04948710%
Jul 15 2024	0.16380130%
Jan 15 2025	6.10328141%
Jul 15 2025	0.11000699%
Jan 15 2026	4.57367063%
Jul 15 2026	0.00000000%
Jan l5 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1B to Network Lease
(NVG Network Statutory II Trust)
ALLOCATED RENT
(Percentages are percentages of Owner Lessor’s Cost)

From and	To and	Basic Rent
Including	Including	Allocated

Dec 26 2003	Jan 14 2004	0.26830109%
Jan 15 2004	Jul 14 2004	4.88590406%
Jul 15 2004	Jan 14 2005	0.00000000%
Jan 15 2005	Jul 14 2005	5.08359960%
Jul 15 2005	Jan 14 2006	0.00000000%
Jan 15 2006	Jul 14 2006	5.08359960%
Jul 15 2006	Jan 14 2007	0.00000000%
Jan 15 2007	Jul 14 2007	5.08359960%
Jul 15 2007	Jan 14 2008	0.00000000%
Jan 15 2008	Jul 14 2008	5.08359960%
Jul 15 2008	Jan 14 2009	0.00000000%
Jan 15 2009	Jul 14 2009	5.08359960%
Jul 15 2009	Jan 14 2010	0.00000000%
Jan 15 2010	Jul 14 2010	5.08359960%
Jul 15 2010	Jan 14 2011	0.00000000%
Jan 15 2011	Jul 14 2011	5.08359960%
Jul 15 2011	Jan 14 2012	0.00000000%
Jan 15 2012	Jul 14 2012	5.08359960%
Jul 15 2012	Jan 14 2013	0.00000000%
Jan 15 2013	Jul 14 2013	5.08359960%
Jul 15 2013	Jan 14 2014	0.00000000%
Jan 15 2014	Jul 14 2014	5.08359960%
Jul 15 2014	Jan 14 2015	0.00000000%
Jan 15 2015	Jul 14 2015	5.24050083%
Jul 15 2015	Jan 14 2016	0.00000000%
Jan 15 2016	Jul 14 2016	6.21328840%
Jul 15 2016	Jan 14 2017	0.00000000%
Jan 15 2017	Jul 14 2017	6.21328840%
Jul 15 2017	Jan 14 2018	0.00000000%
Jan 15 2018	Jul 14 2018	6.21328840%
Jul 15 2018	Jan 14 2019	0.00000000%
Jan 15 2019	Jul 14 2019	6.21328840%
Jul 15 2019	Jan 14 2020	0.00000000%
Jan 15 2020	Jul 14 2020	6.13679643%
Jul 15 2020	Jan 14 2021	0.08294310%
Jan 15 2021	Jul 14 2021	6.20683727%
Jul 15 2021	Jan 14 2022	0.00000000%
Jan 15 2022	Jul 14 2022	6.21328840%
Jul 15 2022	Jan 14 2023	0.00000000%
Jan 15 2023	Jul 14 2023	6.21328840%
Jul 15 2023	Jan 14 2024	0.00000000%
Jan 15 2024	Jul 14 2024	6.21328840%
Jul 15 2024	Jan 14 2025	0.00000000%
Jan 15 2025	Jul 14 2025	6.21328840%
Jul 15 2025	Jan 14 2026	0.00000000%
Jan 15 2026	Jul 14 2026	6.21328840%
Jul 15 2026	Jan 14 2027	0.00000000%
Jan 15 2027	Jul 14 2027	4.57367063%
Jul 15 2027	Sep 26 2027	0.00000000%

Schedule 1C to Network Lease
(NVG Network Statutory II Trust)
ATTRIBUTION OF BASIC LEASE RENT PAYMENTS TO ALLOCATIONS OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

		Allocated	Allocated
Rent Payment Date	Basic Lease Rent	From and Including	To and Including

Dec 26 2003	0.00038994%	Dec 26 2003	Jan 14 2004
Jan 15 2004	8.68538939%	Dec 26 2003	Jul 14 2005
Jul 15 2004	1.55202542%	Jan 15 2005	Jul 14 2005
Jan 15 2005	3.58159287%	Jan 15 2006	Jul 14 2006
Jul 15 2005	1.50200673%	Jan 15 2006	Jul 14 2006
Jan 15 2006	3.63413928%	Jan 15 2007	Jul 14 2007
Jul 15 2006	1.44946032%	Jan 15 2007	Jul 14 2007
Jan 15 2007	3.68934114%	Jan 15 2008	Jul 14 2008
Jul 15 2007	1.39425846%	Jan 15 2008	Jul 14 2008
Jan 15 2008	3.74733266%	Jan 15 2009	Jul 14 2009
Jul 15 2008	1.33626695%	Jan 15 2009	Jul 14 2009
Jan 15 2009	3.80825480%	Jan 15 2010	Jul 14 2010
Jul 15 2009	1.27534480%	Jan 15 2010	Jul 14 2010
Jan 15 2010	3.87225567%	Jan 15 2011	Jul 14 2011
Jul 15 2010	1.21134394%	Jan 15 2011	Jul 14 2011
Jan 15 2011	3.93949085%	Jan 15 2012	Jul 14 2012
Jul 15 2011	1.14410876%	Jan 15 2012	Jul 14 2012
Jan 15 2012	4.01012379%	Jan 15 2013	Jul 14 2013
Jul 15 2012	1.07347582%	Jan 15 2013	Jul 14 2013
Jan 15 2013	4.08432619%	Jan 15 2014	Jul 14 2014
Jul 15 2013	0.99927341%	Jan 15 2014	Jul 14 2014
Jan 15 2014	4.32314421%	Jan 15 2015	Jul 14 2015
Jul 15 2014	0.91735661%	Jan 15 2015	Jul 14 2015
Jan 15 2015	5.40656842%	Jan 15 2016	Jul 14 2016
Jul 15 2015	0.80671999%	Jan 15 2016	Jul 14 2016
Jan 15 2016	5.52279611%	Jan 15 2017	Jul 14 2017
Jul 15 2016	0.69049229%	Jan 15 2017	Jul 14 2017
Jan 15 2017	5.64489743%	Jan 15 2018	Jul 14 2018
Jul 15 2017	0.56839098%	Jan 15 2018	Jul 14 2018
Jan 15 2018	5.77316919%	Jan 15 2019	Jul 14 2019
Jul 15 2018	0.44011922%	Jan 15 2019	Jul 14 2019
Jan 15 2019	5.90792322%	Jan 15 2020	Jul 14 2020
Jul 15 2019	0.30536519%	Jan 15 2020	Jan 14 2021
Jan 15 2020	6.04948710%	Jul 15 2020	Jul 14 2021
Jul 15 2020	0.16380130%	Jan 15 2021	Jul 14 2021
Jan 15 2021	6.04948710%	Jan 15 2022	Jul 14 2022
Jul 15 2021	0.16380130%	Jan 15 2022	Jul 14 2022
Jan 15 2022	6.04948710%	Jan 15 2023	Jul 14 2023
Jul 15 2022	0.16380130%	Jan 15 2023	Jul 14 2023
Jan 15 2023	6.04948710%	Jan 15 2024	Jul 14 2024
Jul 15 2023	0.16380130%	Jan 15 2024	Jul 14 2024
Jan 15 2024	6.04948710%	Jan 15 2025	Jul 14 2025
Jul 15 2024	0.16380130%	Jan 15 2025	Jul 14 2025
Jan 15 2025	6.10328141%	Jan 15 2026	Jul 14 2026
Jul 15 2025	0.11000699%	Jan 15 2026	Jul 14 2026
Jan 15 2026	4.57367063%	Jan 15 2027	Jul 14 2027
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1D to Network Lease
(NVG Network Statutory II Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Dec 26 2003	0.00000000%	0.00000000%
Jan 15 2004	0.26791115%	0.00000000%
Feb 15 2004	0.00000000%	7.60316090%
Mar 15 2004	0.00000000%	6.78884356%
Apr 15 2004	0.00000000%	5.97452622%
May 15 2004	0.00000000%	5.16020887%
Jun 15 2004	0.00000000%	4.34589153%
Jul 15 2004	0.00000000%	3.53157418%
Aug 15 2004	0.00000000%	5.08359960%
Sep 15 2004	0.00000000%	5.08359960%
Oct 15 2004	0.00000000%	5.08359960%
Nov 15 2004	0.00000000%	5.08359960%
Dec 15 2004	0.00000000%	5.08359960%
Jan 15 2005	0.00000000%	5.08359960%
Feb 15 2005	0.00000000%	7.81792588%
Mar 15 2005	0.00000000%	6.97065928%
Apr 15 2005	0.00000000%	6.12339268%
May 15 2005	0.00000000%	5.27612607%
Jun 15 2005	0.00000000%	4.42885947%
Jul 15 2005	0.00000000%	3.58159287%
Aug 15 2005	0.00000000%	5.08359960%
Sep 15 2005	0.00000000%	5.08359960%
Oct 15 2005	0.00000000%	5.08359960%
Nov 15 2005	0.00000000%	5.08359960%
Dec 15 2005	0.00000000%	5.08359960%
Jan 15 2006	0.00000000%	5.08359960%
Feb 15 2006	0.00000000%	7.87047228%
Mar 15 2006	0.00000000%	7.02320568%
Apr 15 2006	0.00000000%	6.17593908%
May 15 2006	0.00000000%	5.32867248%
Jun 15 2006	0.00000000%	4.48140588%
Jul 15 2006	0.00000000%	3.63413928%
Aug 15 2006	0.00000000%	5.08359960%
Sep 15 2006	0.00000000%	5.08359960%
Oct 15 2006	0.00000000%	5.08359960%
Nov 15 2006	0.00000000%	5.08359960%
Dec 15 2006	0.00000000%	5.08359960%
Jan 15 2007	0.00000000%	5.08359960%
Feb 15 2007	0.00000000%	7.92567415%
Mar 15 2007	0.00000000%	7.07840755%
Apr 15 2007	0.00000000%	6.23114095%
May 15 2007	0.00000000%	5.38387434%
Jun 15 2007	0.00000000%	4.53660774%
Jul 15 2007	0.00000000%	3.68934114%
Aug 15 2007	0.00000000%	5.08359960%
Sep 13 2007	0.00000000%	5.08359960%
Out 15 2007	0.00000000%	5.08359960%
Nov 15 2007	0.00000000%	5.08359960%
Dec 15 2007	0.00000000%	5.08359960%
Jan 15 2008	0.00000000%	5.08359960%
Feb 15 2008	0.00000000%	7.98366566%
Mar 15 2008	0.00000000%	7.13639906%
Apr 15 2008	0.00000000%	6.28913246%
May 15 2008	0.00000000%	5.44186586%
Jun 15 2008	0.00000000%	4.59459926%
Jul 15 2008	0.00000000%	3.74733266%
Aug 15 2008	0.00000000%	5.08359960%
Sep 15 2008	0.00000000%	5.08359960%
Oct 15 2008	0.00000000%	5.08359960%
Nov 15 2008	0.00000000%	5.08359960%
Dec 15 2008	0.00000000%	5.08359960%
Jan 15 2009	0.00000008%	5.08359960%
Feb l5 2009	0.00000000%	8.04458780%
Mar 15 2009	0.00000000%	7.19732120%

Schedule 1D to Network Lease
(NVG Network Statutory II Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Apr 15 2009	0.00000000%	6.35005460%
May 15 2009	0.00000000%	5.50278800%
Jun 15 2009	0.00000000%	4.65552140%
Jul 15 2009	0.00000000%	3.80825480%
Aug 15 2009	0.00000000%	5.08359960%
Sep 15 2009	0.00000000%	5.08359960%
Oct 15 2009	0.00000000%	5.08359960%
Nov 15 2009	0.00000000%	5.08359960%
Dec 15 2009	0.00000000%	5.08359960%
Jan 15 2010	0.00000000%	5.08359960%
Feb 15 2010	0.00000000%	8.10858867%
Mar 15 2010	0.00000000%	7.26132207%
Apr 15 2010	0.00000000%	6.41405547%
May 15 2010	0.00000000%	5.56678887%
Jun 15 2010	0.00000000%	4.71952227%
Jul 15 2010	0.00000000%	3.87225567%
Aug 15 2010	0.00000000%	5.08359960%
Sep 15 2010	0.00000000%	5.08359960%
Oct 15 2010	0.00000000%	5.08359960%
Nov 15 2010	0.00000000%	5.08359960%
Dec 15 2010	0.00000000%	5.08359960%
Jan 15 2011	0.00000000%	5.08359960%
Feb 15 2011	0.00000000%	8.17582385%
Mar 15 2011	0.00000000%	7.32855725%
Apr 15 2011	0.00000000%	6.48129065%
May 15 2011	0.00000000%	5.63402405%
Jun 15 2011	0.00000000%	4.78675745%
Jul 15 2011	0.00000000%	3.93949085%
Aug 15 2011	0.00000000%	5.08359960%
Sep 15 2011	0.00000000%	5.08359960%
Oct 15 2011	0.00000000%	5.08359960%
Nov 15 2011	0.00000000%	5.08359960%
Dec 15 2011	0.00000000%	5.08359960%
Jan 15 2012	0.00000000%	5.08359960%
Feb 15 2012	0.00000000%	8.24645679%
Mar 15 2012	0.00000000%	7.39919019%
Apr 15 2012	0.00000000%	6.55192359%
May 15 2012	0.00000000%	5.70465699%
Jun 15 2012	0.00000000%	4.85739039%
Jul 15 2012	0.00000000%	4.01012379%
Aug 15 2012	0.00000000%	5.08359960%
Sep 15 2012	0.00000000%	5.08359960%
Oct 15 2012	0.00000000%	5.08359960%
Nov 15 2012	0.00000000%	5.08359960%
Dec 15 2012	0.00000000%	5.08359960%
Jan 15 2013	0.00000000%	5.08359960%
Feb 15 2013	0.00000000%	8.32065920%
Mar 15 2013	0.00000000%	7.47339260%
Apr 15 2013	0.00000000%	6.62612600%
May 15 2013	0.00000000%	5.77885940%
Jun 15 2013	0.00000000%	4.93159280%
Jul 15 2013	0.00000000%	4.08432619%
Aug 15 2013	0.00000000%	5.08359960%
Sep 15 2013	0.00000000%	5.08359960%
Oct 15 2013	0.00000000%	5.08359960%
Nov 15 2013	0.00000000%	5.08359960%
Dec 15 2013	0.00000000%	5.08359960%
Jan 15 2014	0.00000000%	5.08359960%
Feb 15 2014	0.00000000%	8.55947722%
Mar 15 2014	0.00000000%	7.71221061%
Apr 15 2014	0.00000000%	6.86494401%
May 15 2014	0.00000000%	6.01767741%
Jun 15 2014	0.00000000%	5.17041081%
Jul 15 2014	0.00000000%	4.32314421%

Schedule 1D to Network Lease
(NVG Network Statutory II Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Aug 15 2014	0.00000000%	5.24050083%
Sep 15 2014	0.00000000%	5.24050083%
Oct 15 2014	0.00000000%	5.24050083%
Nov 15 2014	0.00000000%	5.24050083%
Dec 15 2014	0.00000000%	5.24050083%
Jan 15 2015	0.00000000%	5.24050083%
Feb 15 2015	0.00000000%	9.77365244%
Mar 15 2015	0.00000000%	8.90023563%
Apr 15 2015	0.00000000%	8.02681883%
May 15 2015	0.00000000%	7.15340202%
Jun 15 2015	0.00000000%	6.27998522%
Jul 15 2015	0.00000000%	5.40656842%
Aug 15 2015	0.00000000%	6.21328840%
Sep 15 2015	0.00000000%	6.21328840%
Oct 15 2015	0.00000000%	6.21328840%
Nov 15 2015	0.00000000%	6.21328840%
Dec 15 2015	0.00000000%	6.21328840%
Jan 15 2016	0.00000000%	6.21328840%
Feb 15 2016	0.00000000%	10.70053645%
Mar 15 2016	0.00000000%	9.66498838%
Apr 15 2016	0.00000000%	8.62944031%
May 15 2016	0.00000000%	7.59389225%
Jun 15 2016	0.00000000%	6.55834418%
Jul 15 2016	0.00000000%	5.52279611%
Aug 15 2016	0.00000000%	6.21328840%
Sep 15 2016	0.00000000%	6.21328840%
Oct 15 2016	0.00000000%	6.21328840%
Nov 15 2016	0.00000000%	6.21328840%
Dec 15 2016	0.00000000%	6.21328840%
Jan 15 2017	0.00000000%	6.21328840%
Feb 15 2017	0.00000000%	10.82263776%
Mar 15 2017	0.00000000%	9.78708970%
Apr 15 2017	0.00000000%	8.75154163%
May 15 2017	0.00000000%	7.71599356%
Jun 15 2017	0.00000000%	6.68044549%
Jul 15 2017	0.00000000%	5.64489743%
Aug 15 2017	0.00000000%	6.21328840%
Sep 15 2017	0.00000000%	6.21328840%
Oct 15 2017	0.00000000%	6.21328840%
Nov 15 2017	0.00000000%	6.21328840%
Dec 15 2017	0.00000000%	6.21328840%
Jan 15 2018	0.00000000%	6.21328840%
Feb 15 2018	0.00000000%	10.95090952%
Mar 15 2018	0.00000000%	9.91536145%
Apr 15 2018	0.00000000%	8.87981339%
May 15 2018	0.00000000%	7.84426532%
Jun 15 2018	0.00000000%	6.80871725%
Jul 15 2018	0.00000000%	5.77316919%
Aug 15 2018	0.00000000%	6.21328840%
Sep 15 2018	0.00000000%	6.21328840%
Oct 15 2018	0.00000000%	6.21328840%
Nov 15 2018	0.00000000%	6.21328840%
Dec 15 2018	0.00000000%	6.21328840%
Jan 15 2019	0.00000000%	6.21328840%
Feb 15 2019	0.00000000%	11.08566355%
Mar 15 2019	0.00000000%	10.05011548%
Apr 15 2019	0.00000000%	9.01456742%
May 15 2019	0.00000000%	7.97901935%
Jun 15 2019	0.00000000%	6.94347128%
Jul 15 2019	0.00000000%	5.90792322%
Aug 15 2019	0.00000000%	6.21328840%
Sep 15 2019	0.00000000%	6.21328840%
Oct 15 2019	0.00000000%	6.21328840%
Nov 15 2019	0.00000000%	6.21328840%

Schedule ID to Network Lease
(NVG Network Statutory II Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Dec 15 2019	0.00000000%	6.21328840%
Jan 15 2020	0.00000000%	6.21328840%
Feb 15 2020	0.00000000%	11.23997610%
Mar 15 2020	0.00000000%	10.21717669%
Apr 15 2020	0.00000000%	9.19437729%
May 15 2020	0.00000000%	8.17157788%
Jun 15 2020	0.00000000%	7.14877848%
Jul 15 2020	0.00000000%	6.12597907%
Aug 15 2020	0.00000000%	6.27595653%
Sep 15 2020	0.00000000%	6.26213267%
Oct 15 2020	0.00000000%	6.24830882%
Nov 15 2020	0.00000000%	6.23448497%
Dec 15 2020	0.00000000%	6.22066112%
Jan 15 2021	0.00000000%	6.20683727%
Feb 15 2021	0.00000000%	11.22185149%
Mar 15 2021	0.00000000%	10.18737862%
Apr 15 2021	0.00000000%	9.15290574%
May 15 2021	0.00000000%	8.11843286%
Jun 15 2021	0.00000000%	7.08395998%
Jul 15 2021	0.00000000%	6.04948710%
Aug 15 2021	0.00000000%	6.21328840%
Sep 15 2021	0.00000000%	6.21328840%
Oct 15 2021	0.00000000%	6.21328840%
Nov 15 2021	0.00000000%	6.21328840%
Dec 15 2021	0.00000000%	6.21328840%
Jan 15 2022	0.00000000%	6.21328840%
Feb 15 2022	0.00000000%	11.22722744%
Mar 15 2022	0.00000000%	10.19167937%
Apr 15 2022	0.00000000%	9.15613130%
May 15 2022	0.00000000%	8.12058323%
Jun 15 2022	0.00000000%	7.08503517%
Jul 15 2022	0.00000000%	6.04948710%
Aug 15 2022	0.00000000%	6.21328840%
Sep 15 2022	0.00000000%	6.21328840%
Oct 15 2022	0.00000000%	6.21328840%
Nov 15 2022	0.00000000%	6.21328840%
Dec 15 2022	0.00000000%	6.21328840%
Jan 15 2023	0.00000000%	6.21328840%
Feb 15 2023	0.00000000%	11.22722744%
Mar 15 2023	0.00000000%	10.19167937%
Apr 15 2023	0.00000000%	9.15613130%
May 15 2023	0.00000000%	8.12058323%
Jun 15 2023	0.00000000%	7.08503517%
Jul 15 2023	0.00000000%	6.04948710%
Aug 15 2023	0.00000000%	6.21328840%
Sep 15 2023	0.00000000%	6.21328840%
Oct 15 2023	0.00000000%	6.21328840%
Nov 15 2023	0.00000000%	6.21328840%
Dec 15 2023	0.00000000%	6.21328840%
Jan 15 2024	0.00000000%	6.21328840%
Feb 15 2024	0.00000000%	11.22722744%
Mar 15 2024	0.00000000%	10.19167937%
Apr 15 2024	0.00000000%	9.15613130%
May 15 2024	0.00000000%	8.12058323%
Jun 15 2024	0.00000000%	7.08503517%
Jul 15 2024	0.00000000%	6.04948710%
Aug 15 2024	0.00000000%	6.21328840%
Sep 15 2024	0.00000000%	6.21328840%
Oct 15 2024	0.00000000%	6.21328840%
Nov 15 2024	0.00000000%	6.21328840%
Dec 15 2024	0.00000000%	6.21328840%
Jan 15 2025	0.00000000%	6.21328840%
Feb 15 2025	0.00000000%	11.28102175%
Mar 15 2025	0.00000000%	10.24547368%

Schedule ID to Network Lease
(NVG Network Statutory II Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Apr 15 2025	0.00000000%	9.20992561%
May 15 2025	0.00000000%	8.17437755%
Jun 15 2025	0.00000000%	7.13882948%
Jul 15 2025	0.00000000%	6.10328141%
Aug 15 2025	0.00000000%	6.21328840%
Sep 15 2025	0.00000000%	6.21328840%
Oct 15 2025	0.00000000%	6.21328840%
Nov 15 2025	0.00000000%	6.21328840%
Dec 15 2025	0.00000000%	6.21328840%
Jan 15 2026	0.00000000%	6.21328840%
Feb 15 2026	0.00000000%	9.75141097%
Mar 15 2026	0.00000000%	8.71586290%
Apr 15 2026	0.00000000%	7.68031483%
May 15 2026	0.00000000%	6.64476676%
Jun 15 2026	0.00000000%	5.60921870%
Jul 15 2026	0.00000000%	4.57367063%
Aug 15 2026	0.00000000%	4.57367063%
Sep 15 2026	0.00000000%	4.57367063%
Oct 15 2026	0.00000000%	4.57367063%
Nov 15 2026	0.00000000%	4.57367063%
Dec 15 2026	0.00000000%	4.57367063%
Jan 15 2027	0.00000000%	4.57367063%
Feb 15 2027	0.00000000%	3.81139219%
Mar 15 2027	0.00000000%	3.04911375%
Apr 15 2027	0.00000000%	2.28683532%
May 15 2027	0.00000000%	1.52455688%
Jun 15 2027	0.00000000%	0.76227844%
Jul 15 2027	0.00000000%	0.00000000%
Aug 15 2027	0.00000000%	0.00000000%
Sep 15 2027	0.00000000%	0.00000000%
Sep 26 2027	0.00000000%	0.00000000%

Schedule 2 to Network Lease
(NVG Network Statutory II Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Dec 26 2003	105.33650342%
Jan 15 2004	105.72183209%
Feb 15 2004	97.49798430%
Mar 15 2004	97.96035945%
Apr 15 2004	98.42357155%
May 15 2004	98.87248194%
Jun 15 2004	99.32217397%
Jul 15 2004	99.75750873%
Aug 15 2004	98.64154394%
Sep 15 2004	99.07833340%
Oct 15 2004	99.50071258%
Nov 15 2004	99.92376440%
Dec 15 2004	100.34749160%
Jan 15 2005	100.75675487%
Feb 15 2005	97.57670754%
Mar 15 2005	97.97887437%
Apr 15 2005	98.38166504%
May 15 2005	98.77001443%
Jun 15 2005	99.15893089%
Jul 15 2005	99.53334907%
Aug 15 2005	98.40627035%
Sep 15 2005	98.78171028%
Oct 15 2005	99.14259655%
Nov 15 2005	99.50393706%
Dec 15 2005	99.86573365%
Jan 15 2006	100.21292054%
Feb 15 2006	96.91760836%
Mar 15 2006	97.25683503%
Apr 15 2006	97.59646291%
May 15 2006	97.92344726%
Jun 15 2006	98.25078252%
Jul 15 2006	98.56542375%
Aug 15 2006	97.43090485%
Sep 15 2006	97.74614772%
Oct 15 2006	98.04864685%
Nov 15 2006	98.35139631%
Dec 15 2006	98.65439710%
Jan 15 2007	98.94460387%
Feb 15 2007	95.53646899%
Mar 15 2007	95.81787588%
Apr 15 2007	96.09948423%
May 15 2007	96.37376416%
Jun 15 2007	96.64821625%
Jul 15 2007	96.91531053%
Aug 15 2007	95.78828899%
Sep 15 2007	96.05566915%
Oct 15 2007	96.31566242%
Nov 15 2007	96.57576917%
Dec 15 2007	96.83598985%
Jan 15 2008	97.08879424%
Feb 15 2008	93.58468465%
Mar 15 2008	93.82799200%
Apr 15 2008	94.07138397%
May 15 2008	94.30890890%
Jun 15 2008	94.54649469%
Jul 15 2008	94.77818959%
Aug 15 2008	93.67365446%
Sep 15 2008	93.90542333%
Oct 15 2008	94.13127741%
Nov 15 2008	94.35714440%
Dec 15 2008	94.58302435%
Jan 15 2009	94.80573551%
Feb 15 2009	91.21003818%
Mar 15 2009	91.42259565%
Apr 15 2009	91.63515311%
May 15 2009	91.84771058%
Jun 15 2009	92.06026805%

Schedule 2 to Network Lease
(NVG Network Statutory II Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Jul 15 2009	92.27332361%
Aug 15 2009	91.21103640%
Sep 15 2009	91.42409606%
Oct 15 2009	91.63879193%
Nov 15 2009	91.85349658%
Dec 15 2009	92.06821005%
Jan 15 2010	92.28456652%
Feb 15 2010	88.61801612%
Mar 15 2010	88.82373707%
Apr 15 2010	89.02947375%
May 15 2010	89.23694623%
Jun 15 2010	89.44444165%
Jul 15 2010	89.65368010%
Aug 15 2010	88.65160480%
Sep 15 2010	88.86090376%
Oct 15 2010	89.07195315%
Nov 15 2010	89.28304018%
Dec 15 2010	89.49416499%
Jan 15 2011	89.70704774%
Feb 15 2011	85.96927895%
Mar 15 2011	86.17104635%
Apr 15 2011	86.37285929%
May 15 2011	86.57652815%
Jun 15 2011	86.78025036%
Jul 15 2011	86.98583634%
Aug 15 2011	86.04737479%
Sep 15 2011	86.25308347%
Oct 15 2011	86.46066408%
Nov 15 2011	86.66831411%
Dec 15 2011	86.87603385%
Jan 15 2012	87.08563378%
Feb 15 2012	83.27341548%
Mar 15 2012	83.47139901%
Apr 15 2012	83.66946089%
May 15 2012	83.86950641%
Jun 15 2012	84.06963876%
Jul 15 2012	84.27176326%
Aug 15 2012	83.40050731%
Sep 15 2012	83.60282294%
Oct 15 2012	83.80713969%
Nov 15 2012	84.01156081%
Dec 15 2012	84.21608674%
Jan 15 2013	84.42262287%
Feb 15 2013	80.53257924%
Mar 15 2013	80.72697576%
Apr 15 2013	80.92148671%
May 15 2013	81.11811707%
Jun 15 2013	81.31487104%
Jul 15 2013	81.51375364%
Aug 15 2013	80.71349569%
Sep 15 2013	80.91264456%
Oct 15 2013	81.11393189%
Nov 15 2013	81.31536197%
Dec 15 2013	81.51693537%
Jan 15 2014	81.72065721%
Feb 15 2014	77.58773477%
Mar 15 2014	77.77810993%
Apr 15 2014	77.96863908%
May 15 2014	78.16143709%
Jun 15 2014	78.35439904%
Jul 15 2014	78.54963984%
Aug 15 2014	77.82769802%
Sep 15 2014	78.02328753%
Oct 15 2014	78.22116667%
Nov 15 2014	78.41923064%
Dec 15 2014	78.61748021%
Jan 15 2015	78.81803034%

Schedule 2 to Network Lease
(NVG Network Statutory II Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Feb 15 2015	73.59376843%
Mar 15 2015	73.77627155%
Apr 15 2015	73.95897209%
May 15 2015	74.14423772%
Jun 15 2015	74.32971212%
Jul 15 2015	74.51776300%
Aug 15 2015	73.89931412%
Sep 15 2015	74.08780634%
Oct 15 2015	74.27888744%
Nov 15 2015	74.47020121%
Dec 15 2015	74.66174860%
Jan 15 2016	74.85589743%
Feb 15 2016	69.50812413%
Mar 15 2016	69.68339322%
Apr 15 2016	69.85890961%
May 15 2016	70.03785083%
Jun 15 2016	70.21705442%
Jul 15 2016	70.39969801%
Aug 15 2016	69.89212689%
Sep 15 2016	70.07532679%
Oct 15 2016	70.26198310%
Nov 15 2016	70.44893349%
Dec 15 2016	70.63617916%
Jan 15 2017	70.82689786%
Feb 15 2017	65.35267968%
Mar 15 2017	65.52367097%
Apr 15 2017	65.69497559%
May 15 2017	65.86993516%
Jun 15 2017	66.04522437%
Jul 15 2017	66.22418489%
Aug 15 2017	65.83510051%
Sep 15 2017	66.01475459%
Oct 15 2017	66.19809793%
Nov 15 2017	66.38180535%
Dec 15 2017	66.56587835%
Jan 15 2018	66.75365875%
Feb 15 2018	61.14727365%
Mar 15 2018	61.31444162%
Apr 15 2018	61.48199504%
May 15 2018	61.65344792%
Jun 15 2018	61.82530386%
Jul 15 2018	62.00107695%
Aug 15 2018	61.73715162%
Sep 15 2018	61.91376806%
Oct 15 2018	62.09432119%
Nov 15 2018	62.27531477%
Dec 15 2018	62.45675062%
Jan 15 2019	62.64214297%
Feb 15 2019	56.89761343%
Mar 15 2019	57.06146933%
Apr 15 2019	57.22578935%
May 15 2019	57.39426861%
Jun 15 2019	57.56323099%
Jul 15 2019	57.73637168%
Aug 15 2019	57.60464945%
Sep 15 2019	57.77879675%
Oct 15 2019	57.95714366%
Nov 15 2019	58.13601423%
Dec 15 2019	58.31541062%
Jan 15 2020	58.49902819%
Feb 15 2020	52.61011000%
Mar 15 2020	52.77122646%
Apr 15 2020	52.93289274%
May 15 2020	53.09899420%
Jun 15 2020	53.26566596%
Jul 15 2020	53.43679346%
Aug 15 2020	53.44471061%

Schedule 2 to Network Lease
(NVG Network Statutory II Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Sep 15 2020	53.61702243%
Oct 15 2020	53.79381318%
Nov 15 2020	53.97121814%
Dec 15 2020	54.14923983%
Jan 15 2021	52.83176391%
Feb 15 2021	48.42543457%
Mar 15 2021	48.56906836%
Apr 15 2021	48.71318012%
May 15 2021	48.86166235%
Jun 15 2021	49.01064247%
Jul 15 2021	49.16401306%
Aug 15 2021	49.15410033%
Sep 15 2021	49.30850901%
Oct 15 2021	49.46733047%
Nov 15 2021	49.62669230%
Dec 15 2021	49.78659674%
Jan 15 2022	49.95093652%
Feb 15 2022	44.02634817%
Mar 15 2022	44.15164793%
Apr 15 2022	44.27735033%
May 15 2022	44.40734756%
Jun 15 2022	44.53776674%
Jul 15 2022	44.67250012%
Aug 15 2022	44.64387360%
Sep 15 2022	44.77949162%
Oct 15 2022	44.91944519%
Nov 15 2022	45.05986163%
Dec 15 2022	45.20074282%
Jan 15 2023	45.34598120%
Feb 15 2023	39.40221297%
Mar 15 2023	39.50825404%
Apr 15 2023	39.61461863%
May 15 2023	39.72519859%
Jun 15 2023	39.83612072%
Jul 15 2023	39.95127695%
Aug 15 2023	39.90299284%
Sep 15 2023	40.01887250%
Oct 15 2023	40.13900662%
Nov 15 2023	40.25952216%
Dec 15 2023	40.38042070%
Jan 15 2024	40.50559433%
Feb 15 2024	34.54167890%
Mar 15 2024	34.62748999%
Apr 15 2024	34.71354148%
May 15 2024	34.80372489%
Jun 15 2024	34.89416666%
Jul 15 2024	34.98875838%
Aug 15 2024	34.91982527%
Sep 15 2024	35.01497109%
Oct 15 2024	35.11428618%
Nov 15 2024	35.21389716%
Dec 15 2024	35.31380524%
Jan 15 2025	35.41790216%
Feb 15 2025	29.38453370%
Mar 15 2025	29.45465857%
Apr 15 2025	29.52499623%
May 15 2025	29.59950757%
Jun 15 2025	29.67424972%
Jul 15 2025	29.75318365%
Aug 15 2025	29.72235957%
Sep 15 2025	29.80179248%
Oct 15 2025	29.88543644%
Nov 15 2025	29.96934874%
Dec 15 2025	30.05353047%
Jan 15 2026	30.14194277%
Feb 15 2026	25.63863786%
Mar 15 2026	25.70929269%

Schedule 2 to Network Lease
(NVG Network Statutory II Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Apr 15 2026	25.78023782%
May 15 2026	25.85557937%
Jun 15 2026	25.93123048%
Jul 15 2026	26.01129735%
Aug 15 2026	26.09169318%
Sep 15 2026	26.17241934%
Oct 15 2026	26.25758211%
Nov 15 2026	26.34309478%
Dec 15 2026	26.42895880%
Jan 15 2027	26.51928053%
Feb 15 2027	26.60997338%
Mar 15 2027	26.70103885%
Apr 15 2027	26.79247848%
May 15 2027	26.90473894%
Jun 15 2027	27.01746065%
Jul 15 2027	27.15109064%
Aug 15 2027	27.28526967%
Sep 15 2027	27.42000000%
Sep 26 2027	25.92000000%

Schedule 3 to Network Lease
(NVG Network Statutory II Trust)
PRICING ASSUMPTIONS

(1)	Network Cost:	$388,500,000.00

(2)	Owner Lessor’s Cost:	$130,000,000.00

(3)	Equity Investment:	$38,211,000.00

(4)	Closing Date:	9/26/2003

(5)	Assumed Tax Rate:	39.55%

(6)	Transaction Cost:	$1,907,335.91

(7)	Early Purchase Date:	1/15/2021

(8)	Lessor Note:	4.929%
	Interest Rate:

Schedule 4 to Network Lease
(NVG Network Statutory II Trust)
EARLY PURCHASE PRICE AND INSTALLMENTS

			Underpayment	Overpayment
	Early	Early	of	of	Early
	Purchase Date	Purchase Amount	Basic Lease Rent *	Basic Lease Rent *	Purchase Price

(1)	Jan 15 2021	46,733,106.73	0.00	15,933,221.68	30,799,885.05
(2)	Apr 15 2021	7504,268.70	0.00	0.00	7,504,268.70
(3)	Jun 15 2021	7,504,268.70	0.00	0.00	7,504,268.70
(4)	Sep 15 2021	7,504,268.70	0.00	0.00	7,504,268.70
(5)	Dec 15 2021	7,504,268.70	0.00	0.00	7,504,268.70

		76,750,181.53	00.00	15,933,221.68	60,816,959.85

*	Values are calculated without regard to any offset for amounts of Basic Lease Rent that are due and owing on such date: the total amount due and payable by Lessee on such date is the sum of (i) the Early Purchase Price and (ii) the amount of Basic Lease Rent payable on such date as set forth on Schedule 1A.

CONTROL, MONITORING AND DATA ANALYSIS NETWORK
NETWORK LEASE AGREEMENT (A3)
The September 26, 2003, Network Lease Agreement (A1) between the Tennessee Valley Authority (“TVA”), as lessee, and NVG Network I Statutory Trust, as owner lessor, has been filed. It is substantially similar to Network Lease Agreement (A3), except as noted below:
Network Lease Agreement (A3) covers an undivided 21.879021879 percent interest in the Control, Monitoring and Data Analysis Network (“Network”).
In consideration of NVG Network III Statutory Trust agreeing to lease the undivided interest in the Network to TVA, TVA agrees to pay basic rent to NVG Network III Statutory Trust for the network lease term as set out in the Schedule 1A, with explanatory schedules 1B, 1C, and 1D. Schedule 2 sets out the termination values applicable to this network lease. Schedule 3 describes the pricing assumptions applicable to this network lease. Schedule 4 sets out the early purchase price and installments applicable to this network lease.
These schedules for Network Lease Agreement (A3) follow on the next pages.

Schedule 1A to Network Lease
(NVG Network Statutory III Trust)
BASIC RENT PAYMENTS
(Percentages are percentages of Owner Lessor’s Cost)

Rent
Payment Date	Percentage

Sep 26 2003	0.00000000%
Dec 26 2003	0.60717044%
Jan 15 2004	8.18444750%
Jul 15 2004	1.61937326%
Jan 15 2005	3.59901053%
Jul 15 2005	1.57058510%
Jan 15 2006	3.65026422%
Jul 15 2006	1.51933141%
Jan 15 2007	3.70410804%
Jul 15 2007	1.46548759%
Jan 15 2008	3.76067288%
Jul 15 2008	1.40892275%
Jan 15 2009	3.82009625%
Jul 15 2009	1.34949938%
Jan 15 2010	3.88252261%
Jul 15 2010	1.28707302%
Jan 15 2011	3.94810371%
Jul 15 2011	1.22149192%
Jan 15 2012	4.01699898%
Jul 15 2012	1.15259664%
Jan 15 2013	4.08937591%
Jul 15 2013	1.08021972%
Jan 15 2014	4.32899564%
Jul 15 2014	1.00015364%
Jan 15 2015	5.42733617%
Jul 15 2015	0.89104572%
Jan 15 2016	5.54195790%
Jul 15 2016	0.77642399%
Jan 15 2017	5.66237209%
Jul 15 2017	0.65600980%
Jan 15 2018	5.78887147%
Jul 15 2018	0.52951043%
Jan 15 2019	5.92176354%
Jul 15 2019	0.39661835%
Jan 15 2020	6.06137138%
Jul 15 2020	0.25701051%
Jan 15 2021	6.06137138%
Jul 15 2021	0.25701051%
Jan 15 2022	6.06137138%
Jul 15 2022	0.25701051%
Jan 15 2023	6.18588824%
Jul 15 2023	0.13249365%
Jan 15 2024	6.31838189%
Jul 15 2024	0.00000000%
Jan 15 2025	6.31838189%
Jul 15 2025	0.00000000%
Jan 15 2026	4.65103111%
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1B to Network Lease
(NVG Network Statutory III Trust)
ALLOCATED RENT
(Percentages are percentages of Owner Lessor’s Cost)

From and	To and	Basic Rent
Including	Including	Allocated

Sep 26 2003	Dec 25 2003	0.00000000%
Dec 26 2003	Jan 14 2004	0.27283977%
Jan 15 2004	Jul 14 2004	4.96855580%
Jul 15 2004	Jan 14 2005	0.00000000%
Jan 15 2005	Jul 14 2005	5.16959563%
Jul 15 2005	Jan 14 2006	0.00000000%
Jan 15 2006	Jul 14 2006	0.00000000%
Jul 15 2006	Jan 14 2007	5.60558562%
Jan 15 2007	Jul 14 2007	4.73360564%
Jul 15 2007	Jan 14 2008	0.00000000%
Jan 15 2008	Jul 14 2008	5.16959563%
Jul 15 2008	Jan 14 2009	0.00000000%
Jan 15 2009	Jul 14 2009	5.16959563%
Jul 15 2009	Jan 14 2010	0.00000000%
Jan 15 2010	Jul 14 2010	0.00000000%
Jul 15 2010	Jan 14 2011	5.60558562%
Jan 15 2011	Jul 14 2011	4.73360564%
Jul 15 2011	Jan 14 2012	0.00000000%
Jan 15 2012	Jul 14 2012	0.00000000%
Jul 15 2012	Jan 14 2013	5.60558562%
Jan 15 2013	Jul 14 2013	0.00000000%
Jul 15 2013	Jan 14 2014	5.13282539%
Jan 15 2014	Jul 14 2014	4.77037588%
Jul 15 2014	Jan 14 2015	0.00000000%
Jan 15 2015	Jul 14 2015	0.00000000%
Jul 15 2015	Jan 14 2016	5.77859560%
Jan 15 2016	Jul 14 2016	5.86893557%
Jul 15 2016	Jan 14 2017	0.00000000%
Jan 15 2017	Jul 14 2017	0.00000000%
Jul 15 2017	Jan l4 2018	6.85125747%
Jan 15 2018	Jul 14 2018	5.78550631%
Jul 15 2018	Jan 14 2019	0.00000000%
Jan l5 2019	Jul 14 2019	0.00000000%
Jul 15 2019	Jan 14 2020	6.85125747%
Jan 15 2020	Jul 14 2020	0.00000000%
Jul 15 2020	Jan 14 2021	6.27344058%
Jan 15 2021	Jul 14 2021	5.83044762%
Jul 15 2021	Jan 14 2022	0.00000000%
Jan 15 2022	Jul 14 2022	6.31838189%
Jul 15 2022	Jan 14 2023	0.00000000%
Jan 15 2023	Jul 14 2023	0.00000000%
Jul 15 2023	Jan 14 2024	6.85125747%
Jan 15 2024	Jul 14 2024	5.78550631%
Jul 15 2024	Jan 14 2025	0.00000000%
Jan 15 2025	Jul 14 2025	0.00000000%
Jul 15 2025	Jan 14 2026	6.85125747%
Jan 15 2026	Jul 14 2026	0.00000000%
Jul 15 2026	Jan 14 2027	6.27344058%
Jan 15 2027	Jul 14 2027	4.16309685%
Jul 15 2027	Sep 26 2027	0.00000000%

Schedule 1C to Network Lease
(NVG Network Statutory III Trust)
ATTRIBUTION OF BASIC LEASE RENT PAYMENTS TO ALLOCATIONS OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

		Allocated	Allocated
Rent Payment Date	Basic Lease Rent	From and Including	To and Including

Sep 26 2003	0.00000000%
Dec 26 2003	0.60717044%	Dec 26 2003	Jul 14 2004
Jan 15 2004	8.18444750%	Jan 15 2004	Jul 14 2005
Jul 15 2004	1.61937326%	Jan 15 2005	Jul 14 2005
Jan 15 2005	3.59901053%	Jul 15 2006	Jan 14 2007
Jul 15 2005	1.57058510%	Jul 15 2006	Jan 14 2007
Jan 15 2006	3.65026422%	Jul 15 2006	Jul 14 2007
Jul 15 2006	1.51933141%	Jan 15 2007	Jul 14 2007
Jan 15 2007	3.70410804%	Jan 15 2008	Jul 14 2008
Jul 15 2007	1.46548759%	Jan 15 2008	Jul 14 2008
Jan 15 2008	3.76067288%	Jan 15 2009	Jul 14 2009
Jul 15 2008	1.40892275%	Jan 15 2009	Jul 14 2009
Jan 15 2009	3.82009625%	Jul 15 2010	Jan 14 2011
Jul 15 2009	1.34949938%	Jul 15 2010	Jan 14 2011
Jan 15 2010	3.88252261%	Jul 15 2010	Jul 14 2011
Jul 15 2010	1.28707302%	Jan 15 2011	Jul 14 2011
Jan 15 2011	3.94810371%	Jul 15 2012	Jan 14 2013
Jul 15 2011	1.22149192%	Jul 15 2012	Jan 14 2013
Jan 15 2012	4.01699898%	Jul 15 2012	Jan 14 2014
Jul 15 2012	1.15259664%	Jul 15 2013	Jan 14 2014
Jan 15 2013	4.08937591%	Jul 15 2013	Jul 14 2014
Jul 15 2013	1.08021972%	Jan 15 2014	Jul 14 2014
Jan 15 2014	4.32899564%	Jul 15 2015	Jan 14 2016
Jul 15 2014	1.00015364%	Jul 15 2015	Jan 14 2016
Jan 15 2015	5.42733617%	Jul 15 2015	Jul 14 2016
Jul 15 2015	0.89104572%	Jan 15 2016	Jul 14 2016
Jan 15 2016	5.54195790%	Jul 15 2017	Jan 14 2018
Jul 15 2016	0.77642399%	Jul 15 2017	Jan 14 2018
Jan 15 2017	5.66237209%	Jul 15 2017	Jul 14 2018
Jul 15 2017	0.65600980%	Jan 15 2018	Jul 14 2018
Jan 15 2018	5.78887147%	Jul 15 2019	Jan 14 2020
Jul 15 2018	0.52951043%	Jul 15 2019	Jan 14 2020
Jan 15 2019	5.92176354%	Jul 15 2019	Jan 14 2021
Jul 15 2019	0.39661835%	Jul 15 2020	Jan 14 2021
Jan 15 2020	6.06137138%	Jul 15 2020	Jul 14 2021
Jul 15 2020	0.25701051%	Jan 15 2021	Jul 14 2021
Jan 15 2021	6.06137138%	Jan 15 2022	Jul 14 2022
Jul 15 2021	0.25701051%	Jan 15 2022	Jul 14 2022
Jan 15 2022	6.06137138%	Jul 15 2023	Jan 14 2024
Jul 15 2022	0.25701051%	Jul 15 2023	Jan 14 2024
Jan 15 2023	6.18588824%	Jul 15 2023	Jul 14 2024
Jul 15 2023	0.13249365%	Jan 15 2024	Jul 14 2024
Jan 15 2024	6.31838189%	Jul 15 2025	Jan 14 2026
Jul 15 2024	0.00000000%
Jan 15 2025	6.31838189%	Jul 15 2025	Jan 14 2027
Jul 15 2025	0.00000000%
Jan 15 2026	4.65103111%	Jul 15 2026	Jul 14 2027
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1D to Network Lease
(NVG Network Statutory III Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Dec 26 2003	0.00000000%	0.00000000%
Jan 15 2004	0.00000000%	0.33433067%
Feb 15 2004	0.00000000%	7.69068553%
Mar 15 2004	0.00000000%	6.86259290%
Apr 15 2004	0.00000000%	6.03450027%
May 15 2004	0.00000000%	5.20640763%
Jun 15 2004	0.00000000%	4.37831500%
Jul 15 2004	0.00000000%	3.55022237%
Aug 15 2004	0.00000000%	5.16959563%
Sep 15 2004	0.00000000%	5.16959563%
Oct 15 2004	0.00000000%	5.16959563%
Nov 15 2004	0.00000000%	5.16959563%
Dec 15 2004	0.00000000%	5.16959563%
Jan 15 2005	0.00000000%	5.16959563%
Feb 15 2005	0.00000000%	7.90700689%
Mar 15 2005	0.00000000%	7.04540761%
Apr 15 2005	0.00000000%	6.18380834%
May 15 2005	0.00000000%	5.32220907%
Jun 15 2005	0.00000000%	4.46060980%
Jul 15 2005	0.00000000%	3.59901053%
Aug 15 2005	0.00000000%	5.16959563%
Sep 15 2005	0.00000000%	5.16959563%
Oct 15 2005	0.00000000%	5.16959563%
Nov 15 2005	0.00000000%	5.16959563%
Dec 15 2005	0.00000000%	5.16959563%
Jan 15 2006	0.00000000%	5.16959563%
Feb 15 2006	0.00000000%	8.81985985%
Mar 15 2006	0.00000000%	8.81985985%
Apr 15 2006	0.00000000%	8.81985985%
May 15 2006	0.00000000%	8.81985985%
Jun 15 2006	0.00000000%	8.81985985%
Jul 15 2006	0.00000000%	8.81985985%
Aug 15 2006	0.00000000%	9.40492699%
Sep 15 2006	0.00000000%	8.47066272%
Oct 15 2006	0.00000000%	7.53639845%
Nov 15 2006	0.00000000%	6.60213418%
Dec 15 2006	0.00000000%	5.66786991%
Jan 15 2007	0.00000000%	4.73360564%
Feb 15 2007	0.00000000%	7.64877940%
Mar 15 2007	0.00000000%	6.85984513%
Apr 15 2007	0.00000000%	6.07091086%
May 15 2007	0.00000000%	5.28197659%
Jun 15 2007	0.00000000%	4.49304231%
Jul 15 2007	0.00000000%	3.70410804%
Aug 15 2007	0.00000000%	5.16959563%
Sep 15 2007	0.00000000%	5.16959563%
Oct 15 2007	0.00000000%	5.16959563%
Nov 15 2007	0.00000000%	5.16959563%
Dec 15 2007	0.00000000%	5.16959563%
Jan 15 2008	0.00000000%	5.16959563%
Feb 15 2008	0.00000000%	8.06866924%
Mar 15 2008	0.00000000%	7.20706997%
Apr 15 2008	0.00000000%	6.34547070%
May 15 2008	0.00000000%	5.48387142%
Jun 15 2008	0.00000000%	4.62227215%
Jul 15 2008	0.00000000%	3.76067288%
Aug 15 2008	0.00000000%	5.16959563%
Sep 15 2008	0.00000000%	5.16959563%
Oct 15 2008	0.00000000%	5.16959563%
Nov 15 2008	0.00000000%	5.16959563%
Dec 15 2008	0.00000000%	5.16959563%
Jan 15 2009	0.00000000%	5.16959563%
Feb 15 2009	0.00000000%	8.12809261%
Mar 15 2009	0.00000000%	7.26649334%

Schedule 1D to Network Lease
(NVG Network Statutory III Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Apr 15 2009	0.00000000%	6.40489407%
May 15 2009	0.00000000%	5.54329480%
Jun 15 2009	0.00000000%	4.68169552%
Jul 15 2009	0.00000000%	3.82009625%
Aug 15 2009	0.00000000%	5.16959563%
Sep 15 2009	0.00000000%	5.16959563%
Oct 15 2009	0.00000000%	5.16959563%
Nov 15 2009	0.00000000%	5.16959563%
Dec 15 2009	0.00000000%	5.16959563%
Jan 15 2010	0.00000000%	5.16959563%
Feb 15 2010	0.00000000%	9.05211824%
Mar 15 2010	0.00000000%	9.05211824%
Apr 15 2010	0.00000000%	9.05211824%
May 15 2010	0.00000000%	9.05211824%
Jun 15 2010	0.00000000%	9.05211824%
Jul 15 2010	0.00000000%	9.05211824%
Aug 15 2010	0.00000000%	9.40492699%
Sep 15 2010	0.00000000%	8.47066272%
Oct 15 2010	0.00000000%	7.53639845%
Nov 15 2010	0.00000000%	6.60213418%
Dec 15 2010	0.00000000%	5.66786991%
Jan 15 2011	0.00000000%	4.73360564%
Feb 15 2011	0.00000000%	7.89277507%
Mar 15 2011	0.00000000%	7.10384080%
Apr 15 2011	0.00000000%	6.31490653%
May 15 2011	0.00000000%	5.52597226%
Jun 15 2011	0.00000000%	4.73703798%
Jul 15 2011	0.00000000%	3.94810371%
Aug 15 2011	0.00000000%	5.16959563%
Sep 15 2011	0.00000000%	5.16959563%
Oct 15 2011	0.00000000%	5.16959563%
Nov 15 2011	0.00000000%	5.16959563%
Dec l5 2011	0.00000000%	5.16959561%
Jan 15 2012	0.00000000%	5.16959563%
Feb 15 2012	0.00000000%	9.18659461%
Mar 15 2012	0.00000000%	9.18659461%
Apr 15 2012	0.00000000%	9.18659461%
May 15 2012	0.00000000%	9.18659461%
Jun 15 2012	0.00000000%	9.18659461%
Jul 15 2012	0.00000000%	9.18659461%
Aug 15 2012	0.00000000%	9.40492699%
Sep 15 2012	0.00000000%	8.47066272%
Oct 15 2012	0.00000000%	7.53639845%
Nov 15 2012	0.00000000%	6.60213418%
Dec 15 2012	0.00000000%	5.66786991%
Jan 15 2013	0.00000000%	4.73360564%
Feb l5 2013	0.00000000%	8.82298154%
Mar 15 2013	0.00000000%	8.82298154%
Apr 15 2013	0.00000000%	8.82298154%
May 15 2013	0.00000000%	8.82298154%
Jun 15 2013	0.00000000%	8.82298154%
Jul 15 2013	0.00000000%	8.82298154%
Aug 15 2013	0.00000000%	9.04773037%
Sep 15 2013	0.00000000%	8.19225947%
Oct 15 2013	0.00000000%	7.33678857%
Nov 15 2013	0.00000000%	6.48131767%
Dec 15 2013	0.00000000%	5.62584677%
Jan 15 2014	0.00000000%	4.77037588%
Feb 15 2014	0.00000000%	8.30430887%
Mar 15 2014	0.00000000%	7.50924622%
Apr 15 2014	0.00000000%	6.71418358%
May l5 2014	0.00000000%	5.91912093%
Jun 15 2014	0.00000000%	5.12405829%
Jul 15 2014	0.00000000%	4.32899564%

Schedule 1D to Network Lease
(NVG Network Statutory III Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Aug 15 2014	0.00000000%	5.32914928%
Sep 15 2014	0.00000000%	5.32914928%
Oct 15 2014	0.00000000%	5.32914928%
Nov 15 2014	0.00000000%	5.32914928%
Dec 15 2014	0.00000000%	5.32914928%
Jan 15 2015	0.00000000%	5.32914928%
Feb 15 2015	0.00000000%	10.75648544%
Mar 15 2015	0.00000000%	10.75648544%
Apr 15 2015	0.00000000%	10.75648544%
May 15 2015	0.00000000%	10.75648544%
Jun 15 2015	0.00000000%	10.75648544%
Jul 15 2015	0.00000000%	10.75648544%
Aug 15 2015	0.00000000%	10.68443190%
Sep 15 2015	0.00000000%	9.72133263%
Oct 15 2015	0.00000000%	8.75823337%
Nov 15 2015	0.00000000%	7.79513410%
Dec 15 2015	0.00000000%	6.83203483%
Jan 15 2016	0.00000000%	5.86893557%
Feb 15 2016	0.00000000%	10.43273754%
Mar 15 2016	0.00000000%	9.45458161%
Apr 15 2016	0.00000000%	8.47642568%
May 15 2016	0.00000000%	7.49826976%
Jun 15 2016	0.00000000%	6.52011383%
Jul 15 2016	0.00000000%	5.54195790%
Aug 15 2016	0.00000000%	6.31838189%
Sep 15 2016	0.00000000%	6.31838189%
Oct 15 2016	0.00000000%	6.31838189%
Nov 15 2016	0.00000000%	6.31838189%
Dec 15 2016	0.00000000%	6.31838189%
Jan 15 2017	0.00000000%	6.31838189%
Feb l5 2017	0.00000000%	11.98075398%
Mar 15 2017	0.00000000%	11.98075398%
Apr 15 2017	0.00000000%	11.98075398%
May 15 2017	0.00000000%	11.98075398%
Jun l5 2017	0.00000000%	11.98075398%
Jul 15 2017	0.00000000%	11.98075398%
Aug l5 2017	0.00000000%	11.49488754%
Sep 15 2017	0.00000000%	10.35301129%
Oct 15 2017	0.00000000%	9.21113505%
Nov 15 2017	0.00000000%	8.06925880%
Dec 15 2017	0.00000000%	6.92738256%
Jan 15 2018	0.00000000%	5.78550631%
Feb 15 2018	0.00000000%	10.61012673%
Mar 15 2018	0.00000000%	9.64587567%
Apr 15 2018	0.00000000%	8.68162462%
May 15 2018	0.00000000%	7.71737357%
Jun 15 2018	0.00000000%	6.75312252%
Jul 15 2018	0.00000000%	5.78887147%
Aug 15 2018	0.00000000%	6.31838189%
Sep 15 2018	0.00000000%	6.31838189%
Oct 15 2018	0.00000000%	6.31838189%
Nov 15 2018	0.00000000%	6.31838189%
Dec 15 2018	0.00000000%	6.31838189%
Jan 15 2019	0.00000000%	6.31838189%
Feb 15 2019	0.00000000%	12.24014544%
Mar 15 2019	0.00000000%	12.24014544%
Apr 15 2019	0.00000000%	12.24014544%
May 15 2019	0.00000000%	12.24014544%
Jun 15 2019	0.00000000%	12.24014544%
Jul 15 2019	0.00000000%	12.24014544%
Aug 15 2019	0.00000000%	11.49488754%
Sep 15 2019	0.00000000%	10.35301129%
Oct 15 2019	0.00000000%	9.21113505%
Nov 15 2019	0.00000000%	8.06925880%

Schedule 1D to Network Lease
(NVG Network Statutory III Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Dec 15 2019	0.00000000%	6.92738256%
Jan 15 2020	0.00000000%	5.78550631%
Feb 15 2020	0.00000000%	11.84687769%
Mar 15 2020	0.00000000%	11.84687769%
Apr 15 2020	0.00000000%	11.84687769%
May 15 2020	0.00000000%	11.84687769%
Jun 15 2020	0.00000000%	11.84687769%
Jul 15 2020	0.00000000%	11.84687769%
Aug 15 2020	0.00000000%	11.05831477%
Sep l5 2020	0.00000000%	10.01274134%
Oct 15 2020	0.00000000%	8.96716791%
Nov 15 2020	0.00000000%	7.92159448%
Dec 15 2020	0.00000000%	6.87602105%
Jan 15 2021	0.00000000%	5.83044762%
Feb 15 2021	0.00000000%	10.92007774%
Mar 15 2021	0.00000000%	9.94833647%
Apr 15 2021	0.00000000%	8.97659520%
May 15 2021	0.00000000%	8.00485392%
Jun 15 2021	0.00000000%	7.03311265%
Jul 15 2021	0.00000000%	6.06137138%
Aug 15 2021	0.00000000%	6.31838189%
Sep 15 2021	0.00000000%	6.31838189%
Oct l5 2021	0.00000000%	6.31838189%
Nov 15 2021	0.00000000%	6.31838189%
Dec 15 2021	0.00000000%	6.31838189%
Jan 15 2022	0.00000000%	6.31838189%
Feb 15 2022	0.00000000%	11.32668963%
Mar 15 2022	0.00000000%	10.27362598%
Apr 15 2022	0.00000000%	9.22056233%
May 15 2022	0.00000000%	8.16749868%
Jun 15 2022	0.00000000%	7.11443503%
Jul 15 2022	0.00000000%	6.06137138%
Aug 15 2022	0.00000000%	6.31838189%
Sep 15 2022	0.00000000%	6.31838189%
Oct 15 2022	0.00000000%	6.31838189%
Nov 15 2022	0.00000000%	6.31838189%
Dec 15 2022	0.00000000%	6.31838189%
Jan 15 2023	0.00000000%	6.31838189%
Feb 15 2023	0.00000000%	12.50427013%
Mar 15 2023	0.00000000%	12.50427013%
Apr 15 2023	0.00000000%	12.50427013%
May 15 2023	0.00000000%	12.50427013%
Jun 15 2023	0.00000000%	12.50427013%
Jul 15 2023	0.00000000%	12.50427013%
Aug l5 2023	0.00000000%	11.49488754%
Sep 15 2023	0.00000000%	10.35301129%
Oct 15 2023	0.00000000%	9.21113505%
Nov 15 2023	0.00000000%	8.06925880%
Dec 15 2023	0.00000000%	6.92738256%
Jan 15 2024	0.00000000%	5.78550631%
Feb 15 2024	0.00000000%	11.13963715%
Mar 15 2024	0.00000000%	10.17538610%
Apr 15 2024	0.00000000%	9.21113505%
May 15 2024	0.00000000%	8.24688400%
Jun l5 2024	0.00000000%	7.28263294%
Jul 15 2024	0.00000000%	6.31838189%
Aug l5 2024	0.00000000%	6.31838189%
Sep 15 2024	0.00000000%	6.31838189%
Oct 15 2024	0.00000000%	6.31838189%
Nov 15 2024	0.00000000%	6.31838189%
Dec 15 2024	0.00000000%	6.31838189%
Jan 15 2025	0.00000000%	6.31838189%
Feb 15 2025	0.00000000%	12.63676378%
Mar 15 2025	0.00000000%	12.63676378%

Schedule 1D to Network Lease
(NVG Network Statutory III Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Apr 15 2025	0.00000000%	12.63676378%
May 15 2025	0.00000000%	12.63676378%
Jun 15 2025	0.00000000%	12.63676378%
Jul 15 2025	0.00000000%	12.63676378%
Aug l5 2025	0.00000000%	11.49488754%
Sep 15 2025	0.00000000%	10.35301129%
Oct l5 2025	0.00000000%	9.21113505%
Nov l5 2025	0.00000000%	8.06925880%
Dec 15 2025	0.00000000%	6.92738256%
Jan 15 2026	0.00000000%	5.78550631%
Feb 15 2026	0.00000000%	10.43653743%
Mar 15 2026	0.00000000%	10.43653743%
Apr 15 2026	0.00000000%	10.43653743%
May 15 2026	0.00000000%	10.43653743%
Jun 15 2026	0.00000000%	10.43653743%
Jul 15 2026	0.00000000%	10.43653743%
Aug 15 2026	0.00000000%	9.39096400%
Sep 15 2026	0.00000000%	8.34539057%
Oct 15 2026	0.00000000%	7.29981714%
Nov 15 2026	0.00000000%	6.25424371%
Dec 15 2026	0.00000000%	5.20867028%
Jan 15 2027	0.00000000%	4.16309685%
Feb 15 2027	0.00000000%	3.46924737%
Mar 15 2027	0.00000000%	2.77539790%
Apr 15 2027	0.00000000%	2.08154842%
May 15 2027	0.00000000%	1.38769895%
Jun 15 2027	0.00000000%	0.69384947%
Jul 15 2027	0.00000000%	0.00000000%
Aug 15 2027	0.00000000%	0.00000000%
Sep 15 2027	0.00000000%	0.00000000%
Sep 26 2027	0.00000000%	0.00000000%

Schedule 2 to Network Lease
(NVG Network Statutory III Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Dec 26 2003	105.07165687%
Jan 15 2004	104.82735162%
Feb l5 2004	97.08698921%
Mar 15 2004	97.53180008%
Apr 15 2004	97.97733977%
May 15 2004	98.41094897%
Jun 15 2004	98.84524031%
Jul 15 2004	99.26755430%
Aug 15 2004	98.07113010%
Sep 15 2004	98.49471688%
Oct 15 2004	98.99810107%
Nov 15 2004	99.41025619%
Dec 15 2004	99.82300405%
Jan 15 2005	100.22368480%
Feb 15 2005	97.01776859%
Mar 15 2005	97.41141012%
Apr 15 2005	97.80560114%
May 15 2005	98.18774184%
Jun 15 2005	98.57038410%
Jul 15 2005	98.94092792%
Aug 15 2005	97.74133989%
Sep l5 2005	98.11279209%
Oct 15 2005	98.39765690%
Nov l5 2005	98.75737046%
Dec 15 2005	99.11749214%
Jan 15 2006	99.46542155%
Feb 15 2006	96.15490347%
Mar 15 2006	96.49501013%
Apr 15 2006	96.83547881%
May 15 2006	97.16539446%
Jun 15 2006	97.49562967%
Jul 15 2006	97.81526922%
Aug 15 2006	96.61585410%
Sep 15 2006	96.93604827%
Oct 15 2006	97.14748360%
Nov 15 2006	97.45727500%
Dec 15 2006	97.76730211%
Jan 15 2007	98.06664935%
Feb 15 2007	94.65310677%
Mar 15 2007	94.94386522%
Apr 15 2007	95.23481746%
May 15 2007	95.51964975%
Jun 15 2007	95.80465115%
Jul 15 2007	96.08350779%
Aug 15 2007	94.89702105%
Sep 15 2007	95.17616669%
Oct 15 2007	95.54938863%
Nov 15 2007	95.82248483%
Dec 15 2007	96.09570124%
Jan 15 2008	96.36272379%
Feb 15 2008	92.85974088%
Mar 15 2008	93.11752614%
Apr 15 2008	93.37540709%
May 15 2008	93.62838557%
Jun 15 2008	93.88143971%
Jul 15 2008	94.12957128%
Aug 15 2008	92.96883557%
Sep 15 2008	93.21707829%
Oct 15 2008	93.47078298%
Nov 15 2008	93.71411842%
Dec 15 2008	93.95748933%
Jan 15 2009	94.19589732%
Feb 15 2009	90.60432011%
Mar 15 2009	90.83285417%
Apr 15 2009	91.06140329%
May 15 2009	91.29129890%
Jun 15 2009	91.52121525%

Schedule 2 to Network Lease
(NVG Network Statutory III Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Jul 15 2009	91.75248377%
Aug 15 2009	90.63427939%
Sep 15 2009	90.86560096%
Oct 15 2009	91.03173923%
Nov 15 2009	91.26445118%
Dec 15 2009	91.49719560%
Jan 15 2010	91.73130398%
Feb 15 2010	88.07252366%
Mar 15 2010	88.29630441%
Apr 15 2010	88.52012378%
May 15 2010	88.74538316%
Jun 15 2010	88.97068733%
Jul 15 2010	89.19743771%
Aug 15 2010	88.13716606%
Sep 15 2010	88.36401863%
Oct 15 2010	88.58997984%
Nov 15 2010	88.81834254%
Dec 15 2010	89.04676295%
Jan 15 2011	89.27664255%
Feb 15 2011	85.54755229%
Mar 15 2011	85.76663004%
Apr 15 2011	85.98577236%
May 15 2011	86.20645418%
Jun 15 2011	86.42720725%
Jul 15 2011	86.64950654%
Aug l5 2011	85.65039190%
Sep 15 2011	85.87284749%
Oct 15 2011	86.07619935%
Nov 15 2011	86.30029336%
Dec 15 2011	86.52447284%
Jan 15 2012	86.75021282%
Feb 15 2012	82.94756359%
Mar 15 2012	83.16200605%
Apr 15 2012	83.37654161%
May 15 2012	83.59272247%
Jun 15 2012	83.80900367%
Jul 15 2012	84.02693744%
Aug 15 2012	83.09238220%
Sep 15 2012	83.31053170%
Oct l5 2012	83.65750033%
Nov 15 2012	83.87742565%
Dec 15 2012	84.09746691%
Jan 15 2013	84.31917640%
Feb 15 2013	80.43957054%
Mar 15 2013	80.64946448%
Apr 15 2013	80.85948283%
May 15 2013	81.07125895%
Jun 15 2013	81.28316732%
Jul 15 2013	81.49684134%
Aug 15 2013	80.63043580%
Sep 15 2013	80.84439072%
Oct l5 2013	80.88639725%
Nov l5 2013	81.10227507%
Dec 15 2013	81.31830222%
Jan 15 2014	81.53611219%
Feb l5 2014	77.41173956%
Mar 15 2014	77.61652062%
Apr 15 2014	77.82146038%
May 15 2014	78.02828184%
Jun 15 2014	78.23527050%
Jul 15 2014	78.44414940%
Aug 15 2014	77.65305044%
Sep 15 2014	77.86228163%
Oct 15 2014	78.19408461%
Nov 15 2014	78.40540054%
Dec 15 2014	78.61690240%
Jan 15 2015	78.83031331%

Schedule 2 to Network Lease
(NVG Network Statutory III Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Feb 15 2015	73.59839805%
Mar 15 2015	73.79401444%
Apr 15 2015	73.98982711%
May 15 2015	74.18776985%
Jun 15 2015	74.38591856%
Jul 15 2015	74.58620707%
Aug 15 2015	73.89566561%
Sep 15 2015	74.09638653%
Oct 15 2015	74.17104625%
Nov 15 2015	74.37414419%
Dec 15 2015	74.57746960%
Jan 15 2016	74.78295637%
Feb 15 2016	69.42761904%
Mar 15 2016	69.61447800%
Apr 15 2016	69.80157637%
May 15 2016	69.99153128%
Jun 15 2016	70.18173849%
Jul 15 2016	70.37481520%
Aug 15 2016	69.79173323%
Sep 15 2016	69.98534165%
Oct 15 2016	70.26457993%
Nov 15 2016	70.46135156%
Dec 15 2016	70.65840390%
Jan 15 2017	70.85835426%
Feb l5 2017	65.37615744%
Mar 15 2017	65.55662788%
Apr 15 2017	65.73739472%
May 15 2017	65.92121018%
Jun 15 2017	66.10533597%
Jul 15 2017	66.29252437%
Aug 15 2017	65.82402737%
Sep 15 2017	66.01186590%
Oct 15 2017	65.85295010%
Nov 15 2017	66.04420664%
Dec 15 2017	66.23580452%
Jan 15 2018	66.43049615%
Feb 15 2018	60.81558874%
Mar 15 2018	60.98990993%
Apr 15 2018	61.16458974%
May 15 2018	61.34252230%
Jun 15 2018	61.52082852%
Jul 15 2018	61.70240260%
Aug l5 2018	61.35485509%
Sep 15 2018	61.53720848%
Oct 15 2018	61.51860669%
Nov 15 2018	61.70465057%
Dec 15 2018	61.89110191%
Jan 15 2019	62.08085505%
Feb 15 2019	56.32711888%
Mar 15 2019	56.49557095%
Apr 15 2019	56.66444946%
May 15 2019	56.83679764%
Jun 15 2019	57.00958850%
Jul 15 2019	57.18586532%
Aug 15 2019	56.96598285%
Sep 15 2019	57.14317970%
Oct 15 2019	57.23390074%
Nov 15 2019	57.41507940%
Dec 15 2019	57.59673754%
Jan 15 2020	57.78191858%
Feb 15 2020	51.88295642%
Mar 15 2020	52.04586387%
Apr 15 2020	52.20927163%
May 15 2020	52.37637951%
Jun 15 2020	52.54400520%
Jul 15 2020	52.71534859%
Aug 15 2020	52.63021692%

Schedule 2 to Network Lease
(NVG Network Statutory III Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Sep 15 2020	52.80263345%
Oct 15 2020	52.97878764%
Nov 15 2020	53.15549733%
Dec 15 2020	53.33276483%
Jan 15 2021	52.79947311%
Feb 15 2021	47.80205658%
Mar 15 2021	47.94687347%
Apr 15 2021	48.09211529%
May 15 2021	48.24098763%
Jun 15 2021	48.39030179%
Jul 15 2021	48.54326345%
Aug 15 2021	48.43967347%
Sep 15 2021	48.59355476%
Oct 15 2021	48.75110258%
Nov l5 2021	48.90912837%
Dec 15 2021	49.06763413%
Jan 15 2022	49.38147153%
Feb 15 2022	43.44558157%
Mar 15 2022	43.57140736%
Apr 15 2022	43.69757893%
May 15 2022	43.82730158%
Jun 15 2022	43.95738626%
Jul 15 2022	44.09103831%
Aug 15 2022	43.96805826%
Sep 15 2022	44.10246870%
Oct 15 2022	44.24046454%
Nov 15 2022	44.37885688%
Dec 15 2022	44.51764737%
Jan 15 2023	44.62399419%
Feb 15 2023	38.55454378%
Mar 15 2023	38.67137477%
Apr 15 2023	38.78860054%
May 15 2023	38.90956082%
Jun 15 2023	39.03093310%
Jul 15 2023	39.15605717%
Aug 15 2023	39.14911693%
Sep 15 2023	39.27510147%
Oct 15 2023	39.40485702%
Nov 15 2023	39.53506121%
Dec 15 2023	39.66571591%
Jan 15 2024	40.02938363%
Feb 15 2024	33.81864177%
Mar 15 2024	33.92673031%
Apr 15 2024	34.03526921%
May 15 2024	34.14774672%
Jun 15 2024	34.26069289%
Jul 15 2024	34.37759604%
Aug l5 2024	34.49498628%
Sep 15 2024	34.61286565%
Oct 15 2024	34.73472255%
Nov 15 2024	34.85708719%
Dec 15 2024	34.97996168%
Jan 15 2025	35.30161767%
Feb 15 2025	29.07013480%
Mar 15 2025	29.15739590%
Apr 15 2025	29.24502059%
May 15 2025	29.33650253%
Jun 15 2025	29.42836565%
Jul 15 2025	29.52410367%
Aug 15 2025	29.62024061%
Sep 15 2025	29.71677811%
Oct l5 2025	29.81721000%
Nov 15 2025	29.91806036%
Dec 15 2025	30.01933092%
Jan 15 2026	30.08988724%
Feb 15 2026	25.51466477%
Mar 15 2026	25.59078928%

Schedule 2 to Network Lease
(NVG Network Statutory III Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Apr 15 2026	25.66723098%
May 15 2026	25.74748333%
Jun 15 2026	25.82807006%
Jul 15 2026	25.91248472%
Aug 15 2026	25.99725111%
Sep 15 2026	26.08237069%
Oct 15 2026	26.17133709%
Nov 15 2026	26.26067417%
Dec 15 2026	26.35038350%
Jan 15 2027	26.35886853%
Feb l5 2027	26.45283369%
Mar 15 2027	26.54719037%
Apr 15 2027	26.64194020%
May 15 2027	26.75419389%
Jun 15 2027	26.86691531%
Jul 15 2027	26.99721547%
Aug l5 2027	27.12805854%
Sep 15 2027	27.25944680%
Sep 26 2027	27.25944680%

Schedule 3 to Network Lease
(NVG Network Statutory III Trust)
PRICING ASSUMPTIONS

(1)	Network Cost:		$388,500,000.00

(2)	Owner Lessor’s Cost:		$85,000,000.00

(3)	Equity Investment:		$23,115,000.00

(4)	Closing Date:		9/26/2003

(5)	Assumed Tax Rate:		35.00%

(6)	Transaction Cost:	$	l,247,104.25

(7)	Early Purchase Date:		1/15/2021

(8)	Lessor Note:
	Interest Rate:		4.929%

Schedule 4 to Network Lease
(NVG Network Statutory III Trust)
EARLY PURCHASE PRICE AND INSTALLMENTS

			Underpayment	Overpayment
	Early	Early	of	of	Early
	Purchase Date	Purchase Amount	Basic Lease Rent *	Basic Lease Rent *	Purchase Price

(l)	Jan 15 2021	32,438,951.68	0.00	10,108,046.16	22,330,905.53
(2)	Apr 15 2021	4,349,120.23	0.00	0 00	4,349,120 23
(3)	Jun 15 2021	4,349,120.23	0 00	0.00	4,349,120.23
(4)	Sep 15 2021	4,349,120.23	0.00	0.00	4,349,120.23
(5)	Dec 15 2021	4,349,120.23	0.00	0.00	4,349,120.23

		49,835,432.62	0.00	10,108,046.16	39,727,386.46

*	Values are calculated without regard to any offset for amounts of Basic Lease Rent that are due and owing on such date: the total amount due and payable by Lessee on such date is the sum (i) the Early Purchase Price and (ii) the amount of Basic Lease Rent payable on such date as set forth on Schedule 1A.

CONTROL, MONITORING AND DATA ANALYSIS NETWORK
NETWORK LEASE AGREEMENT (A4)
The September 26, 2003, Network Lease Agreement (Al) between the Tennessee Valley Authority (“TVA”), as lessee, and NVG Network I Statutory Trust, as owner lessor, has been filed. It is substantially similar to Network Lease Agreement (A4), except as noted below:
Network Lease Agreement (A4) covers an undivided 18.018018018 percent interest in the Control, Monitoring and Data Analysis Network (“Network”).
In consideration of NVG Network IV Statutory Trust agreeing to lease the undivided interest in the Network to TVA, TVA agrees to pay basic rent to NVG Network IV Statutory Trust for the network lease term, as set out in the Schedule 1A, with explanatory schedules 1B, 1C, and 1D. Schedule 2 sets out the termination values applicable to this network lease. Schedule 3 describes the pricing assumptions applicable to this network lease. Schedule 4 sets out the early purchase price and installments applicable to this network lease.
These schedules for Network Lease Agreement (A4) follow on the next pages.

Schedule 1A to Network Lease
(NVG Network Statutory IV Trust)
BASIC RENT PAYMENTS
(Percentages are percentages of Owner Lessor’s Cost)

Rent
Payment Date	Percentage

Sep 26 2003	0.00000000%
Dec 26 2003	0.00000000%
Jan 15 2004	9.00427841%
Jul 15 2004	1.65460183%
Jan 15 2005	3.68820160%
Jul 15 2005	1.60448376%
Jan 15 2006	3.74085240%
Jul 15 2006	1.55183296%
Jan 15 2007	3.99663800%
Jul 15 2007	1.49158074%
Jan 15 2008	3.85946103%
Jul 15 2008	1.43322433%
Jan 15 2009	3.92076651%
Jul 15 2009	1.37191885%
Jan 15 2010	3.98517009%
Jul 15 2010	1.30751527%
Jan 15 2011	4.04181870%
Jul 15 2011	1.25086666%
Jan 15 2012	4.11201227%
Jul 15 2012	1.18067309%
Jan 15 2013	4.18608054%
Jul 15 2013	1.10660482%
Jan 15 2014	5.46976287%
Jul 15 2014	0.99907479%
Jan 15 2015	5.58272698%
Jul 15 2015	0.88611068%
Jan 15 2016	5.70139978%
Jul 15 2016	0.76743788%
Jan 15 2017	5.81473271%
Jul 15 2017	0.65410495%
Jan 15 2018	5.94513002%
Jul 15 2018	0.52370764%
Jan 15 2019	4.95289352%
Jul 15 2019	0.41455035%
Jan 15 2020	6.11855372%
Jul 15 2020	0.35028394%
Jan 15 2021	6.26430476%
Jul 15 2021	0.20453290%
Jan 15 2022	6.26430476%
Jul 15 2022	0.20453290%
Jan 15 2023	6.26430476%
Jul 15 2023	0.20453290%
Jan 15 2024	6.26430476%
Jul 15 2024	0.20453290%
Jan 15 2025	6.35687823%
Jul 15 2025	0.11195944%
Jan 15 2026	4.65484587%
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1B to Network Lease
(NVG Network Statutory IV Trust)
ALLOCATED RENT
(Percentages are percentages of Owner Lessor’s Cost)

From and	To and	Basic Rent
Including	Including	Allocated

Sep 26 2003	Dec 25 2003	0.00000000%
Dec 26 2003	Jan 14 2004	0.27933617%
Jan 15 2004	Jul 14 2004	0.00000000%
Jul 15 2004	Jan 14 2005	5.51587089%
Jan 15 2005	Jul 14 2005	4.86367318%
Jul 15 2005	Jan 14 2006	0.00000000%
Jan 15 2006	Jul 14 2006	5.29268536%
Jul 15 2006	Jan 14 2007	0.00000000%
Jan 15 2007	Jul 14 2007	0.00000000%
Jul 15 2007	Jan 14 2008	5.73905641%
Jan 15 2008	Jul 14 2008	5.04184768%
Jul 15 2008	Jan 14 2009	0.00000000%
Jan 15 2009	Jul 14 2009	0.00000000%
Jul 15 2009	Jan 14 2010	5.73905641%
Jan 15 2010	Jul 14 2010	4.84631431%
Jul 15 2010	Jan 14 2011	0.00000000%
Jan 15 2011	Jul 14 2011	0.00000000%
Jul 15 2011	Jan 14 2012	5.73905641%
Jan 15 2012	Jul 14 2012	4.84631431%
Jul 15 2012	Jan 14 2013	0.00000000%
Jan 15 2013	Jul 14 2013	0.00000000%
Jul 15 2013	Jan 14 2014	5.73905641%
Jan 15 2014	Jul 14 2014	4.84631431%
Jul 15 2014	Jan 14 2015	0.00000000%
Jan 15 2015	Jul 14 2015	6.46883766%
Jul 15 2015	Jan 14 2016	0.00000000%
Jan 15 2016	Jul 14 2016	6.46883766%
Jul 15 2016	Jan 14 2017	0.00000000%
Jan 15 2017	Jul 14 2017	0.00000000%
Jul 15 2017	Jan 14 2018	7.01440228%
Jan 15 2018	Jul 14 2018	5.92327304%
Jul 15 2018	Jan 14 2019	0.00000000%
Jan 15 2019	Jul 14 2019	6.46883766%
Jul 15 2019	Jan 14 2020	0.00000000%
Jan 15 2020	Jul 14 2020	5.36744388%
Jul 15 2020	Jan 14 2021	0.00000000%
Jan 15 2021	Jul 14 2021	6.46883766%
Jul 15 2021	Jan 14 2022	0.00000000%
Jan 15 2022	Jul 14 2022	6.46883766%
Jul 15 2022	Jan 14 2023	0.00000000%
Jan 15 2023	Jul 14 2023	0.00000000%
Jul 15 2023	Jan 14 2024	7.01440228%
Jan 15 2024	Jul 14 2024	5.92327304%
Jul 15 2024	Jan 14 2025	0.00000000%
Jan 15 2025	Jul 14 2025	0.00000000%
Jul 15 2025	Jan 14 2026	7.01440228%
Jan 15 2026	Jul 14 2026	5.92327304%
Jul 15 2026	Jan 14 2027	0.00000000%
Jan 15 2027	Jul 14 2027	4.65484587%
Jul 15 2027	Sep 26 2027	0.00000000%

Schedule 1C to Network Lease
(NVG Network Statutory IV Trust)
ATTRIBUTION OF BASIC LEASE RENT PAYMENTS TO ALLOCATIONS OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

		Allocated	Allocated
Rent Payment Date	Basic Lease Rent	From and Including	To and Including

Sep 26 2003	0.00000000%
Dec 26 2003	0.00000000%
Jan 15 2004	9.00427841%	Dec 26 2003	Jul 14 2005
Jul 15 2004	1.65460183%	Jan 15 2005	Jul 14 2005
Jan 15 2005	3.68820160%	Jan 15 2006	Jul 14 2006
Jul 15 2005	1.60448376%	Jan 15 2006	Jul 14 2006
Jan 15 2006	3.74085240%	Jul 15 2007	Jan 14 2008
Jul 15 2006	1.55183296%	Jul 15 2007	Jan 14 2008
Jan 15 2007	3.99663800%	Jul 15 2007	Jul 15 2008
Jul 15 2007	1.49158074%	Jan 15 2008	Jul 14 2008
Jan 15 2008	3.85946103%	Jul 15 2009	Jan 14 2010
Jul 15 2008	1.43322433%	Jul 15 2009	Jan 14 2010
Jan 15 2009	3.92076651%	Jul 15 2009	Jul 14 2010
Jul 15 2009	1.37191885%	Jan 15 2010	Jul 14 2010
Jan 15 2010	3.98517009%	Jul 15 2011	Jan 14 2012
Jul 15 2010	1.30751527%	Jul 15 2011	Jan 14 2012
Jan 15 2011	4.04181870%	Jul 15 2011	Jul 14 2012
Jul 15 2011	1.25086666%	Jan 15 2012	Jul 14 2012
Jan 15 2012	4.11201227%	Jul 15 2013	Jan 14 2014
Jul 15 2012	1.18067309%	Jul 15 2013	Jan 14 2014
Jan 15 2013	4.18608054%	Jul 15 2013	Jul 14 2014
Jul 15 2013	1.10660482%	Jan 15 2014	Jul 14 2014
Jan 15 2014	5.46976287%	Jan 15 2015	Jul 14 2015
Jul 15 2014	0.99907479%	Jan 15 2015	Jul 14 2015
Jan 15 2015	5.58272698%	Jan 15 2016	Jul 14 2016
Jul 15 2015	0.88611068%	Jan 15 2016	Jul 14 2016
Jan 15 2016	5.70139978%	Jul 15 2017	Jan 14 2018
Jul 15 2016	0.76743788%	Jul 15 2017	Jan 14 2018
Jan 15 2017	5.81473271%	Jul 15 2017	Jul 14 2018
Jul 15 2017	0.65410495%	Jan 15 2018	Jul 14 2018
Jan 15 2018	5.94513002%	Jan l5 2019	Jul 14 2019
Jul 15 2018	0.52370764%	Jan 15 2019	Jul 14 2019
Jan 15 2019	4.95289352%	Jan 15 2020	Jul 14 2020
Jul 15 2019	0.41455035%	Jan 15 2020	Jul 14 2020
Jan 15 2020	6.11855372%	Jan 15 2021	Jul 14 2021
Jul 15 2020	0.35028394%	Jan 15 2021	Jul 14 2021
Jan 15 2021	6.26430476%	Jan 15 2022	Jul 14 2022
Jul 15 2021	0.20453290%	Jan 15 2022	Jul 14 2022
Jan 15 2022	6.26430476%	Jul 15 2023	Jan 14 2024
Jul 15 2022	0.20453290%	Jul 15 2023	Jan 14 2024
Jan 15 2023	6.26430476%	Jul 15 2023	Jul 14 2024
Jul 15 2023	0.20453290%	Jan 15 2024	Jul 14 2024
Jan 15 2024	6.26430476%	Jul 15 2025	Jan 14 2026
Jul 15 2024	0.20453290%	Jul 15 2025	Jan 14 2026
Jan 15 2025	6.35687823%	Jul 15 2025	Jul 14 2026
Jul 15 2025	0.11195944%	Jan 15 2026	Jul 14 2026
Jan 15 2026	4.65484587%	Jan 15 2027	Jul 14 2027
Jul 15 2026	0.00000000%
Jan 15 2027	0.00000000%
Jul 15 2027	0.00000000%
Sep 26 2027	0.00000000%

Schedule 1D to Network Lease
(NVG Network Statutory IV Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Date Termination	of Basic Lease Rent	of Basic Lease Rent

Dec 26 2003	0.00000000%	0.00000000%
Jan 15 2004	0.27933617%	0.00000000%
Feb 15 2004	0.00000000%	8.72494224%
Mar 15 2004	0.00000000%	8.72494224%
Apr 15 2004	0.00000000%	8.72494224%
May 15 2004	0.00000000%	8.72494224%
Jun 15 2004	0.00000000%	8.72494224%
Jul 15 2004	0.00000000%	8.72494224%
Aug 15 2004	0.00000000%	9.46023225%
Sep 15 2004	0.00000000%	8.54092044%
Oct 15 2004	0.00000000%	7.62160862%
Nov 15 2004	0.00000000%	6.70229681%
Dec 15 2004	0.00000000%	5.78298499%
Jan 15 2005	0.00000000%	4.86367318%
Feb 15 2005	0.00000000%	7.74126258%
Mar 15 2005	0.00000000%	6.93065038%
Apr 15 2005	0.00000000%	6.12003819%
May 15 2005	0.00000000%	5.30942599%
Jun 15 2005	0.00000000%	4.49881379%
Jul 15 2005	0.00000000%	3.68820160%
Aug 15 2005	0.00000000%	5.29268536%
Sep 15 2005	0.00000000%	5.29268536%
Oct 15 2005	0.00000000%	5.29268536%
Nov 15 2005	0.00000000%	5.29268536%
Dec 15 2005	0.00000000%	5.29268536%
Jan 15 2006	0.00000000%	5.29268536%
Feb 15 2006	0.00000000%	8.15142353%
Mar 15 2006	0.00000000%	7.26930931%
Apr 15 2006	0.00000000%	6.38719508%
May 15 2006	0.00000000%	5.50508085%
Jun l5 2006	0.00000000%	4.62296663%
Jul 15 2006	0.00000000%	3.74085240%
Aug l5 2006	0.00000000%	5.29268536%
Sep 15 2006	0.00000000%	5.29268536%
Oct 15 2006	0.00000000%	5.29268536%
Nov 15 2006	0.00000000%	5.29268536%
Dec 15 2006	0.00000000%	5.29268536%
Jan 15 2007	0.00000000%	5.29268536%
Feb 15 2007	0.00000000%	9.28932336%
Mar 15 2007	0.00000000%	9.28932336%
Apr 15 2007	0.00000000%	9.28932336%
May 15 2007	0.00000000%	9.28932336%
Jun 15 2007	0.00000000%	9.28932336%
Jul 15 2007	0.00000000%	9.28932336%
Aug 15 2007	0.00000000%	9.82439469%
Sep 15 2007	0.00000000%	8.86788529%
Oct 15 2007	0.00000000%	7.91137589%
Nov 15 2007	0.00000000%	6.95486648%
Dec 15 2007	0.00000000%	5.99835708%
Jan 15 2008	0.00000000%	5.04184768%
Feb 15 2008	0.00000000%	8.06100076%
Mar 15 2008	0.00000000%	7.22069282%
Apr 15 2008	0.00000000%	6.38038487%
May 15 2008	0.00000000%	5.54007692%
Jun 15 2008	0.00000000%	4.69976898%
Jul 15 2008	0.00000000%	3.85946103%
Aug 15 2008	0.00000000%	5.29268536%
Sep 15 2008	0.00000000%	5.29268536%
Oct 15 2008	0.00000000%	5.29268536%
Nov 15 2008	0.00000000%	5.29268536%
Dec 15 2008	0.00000000%	5.29268536%
Jan 15 2009	0.00000000%	5.29268536%
Feb 15 2009	0.00000000%	9.21345187%
Mar 15 2009	0.00000000%	9.21345187%

Schedule 1D to Network Lease
(NVG Network Statutory IV Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Apr 15 2009	0.00000000%	9.21345187%
May 15 2009	0.00000000%	9.21345187%
Jun 15 2009	0.00000000%	9.21345187%
Jul 15 1009	0.00000000%	9.21345187%
Aug 15 2009	0.00000000%	9.62886132%
Sep 15 2009	0.00000000%	8.67235192%
Oct 15 2009	0.00000000%	7.71584251%
Nov 15 2009	0.00000000%	6.75933311%
Dec 15 2009	0.00000000%	5.80282371%
Jan 15 2010	0.00000000%	4.84631431%
Feb l5 2010	0.00000000%	8.02376534%
Mar 15 2010	0.00000000%	7.21604629%
Apr 15 2010	0.00000000%	6.40832724%
May 15 2010	0.00000000%	5.60060819%
Jun 15 2010	0.00000000%	4.79288914%
Jul 15 2010	0.00000000%	3.98517009%
Aug 15 2010	0.00000000%	5.29268536%
Sep l5 2010	0.00000000%	5.29268536%
Oct 15 2010	0.00000000%	5.29268536%
Nov l5 2010	0.00000000%	5.29268536%
Dec 15 2010	0.00000000%	5.29268536%
Jan l5 201l	0.00000000%	5.29268536%
Feb 15 20l1	0.00000000%	9.33450406%
Mar 15 2011	0.00000000%	9.33450406%
Apr 15 2011	0.00000000%	9.33450406%
May 15 2011	0.00000000%	9.33450406%
Jun 15 2011	0.00000000%	9.33450406%
Jul 15 2011	0.00000000%	9.33450406%
Aug 15 2011	0.00000000%	9.62886132%
Sep 15 2011	0.00000000%	8.67235192%
Oct 15 2011	0.00000000%	7.71584251%
Nov 15 2011	0.00000000%	6.7593331l%
Dec 15 2011	0.00000000%	5.80282371%
Jan 15 2012	0.00000000%	4.84631431%
Feb 15 2012	0.00000000%	8.15060753%
Mar 15 2012	0.00000000%	7.34288848%
Apr 15 2012	0.00000000%	6.53516943%
May 15 2012	0.00000000%	5.72745038%
Jun 15 2012	0.00000000%	4.91973133%
Jul 15 2012	0.00000000%	4.11201227%
Aug 15 2012	0.00000000%	5.29268536%
Sep 15 2012	0.00000000%	5.29268536%
Oct 15 2012	0.00000000%	5.29268536%
Nov 15 2012	0.00000000%	5.29268536%
Dec 15 2012	0.00000000%	5.29268536%
Jan 15 2013	0.00000000%	5.29268536%
Feb 15 2013	0.00000000%	9.47876590%
Mar 15 2013	0.00000000%	9.47876590%
Apr l5 2013	0.00000000%	9.47876590%
May 15 2013	0.00000000%	9.47876590%
Jun 15 2013	0.00000000%	9.47876590%
Jul 15 2013	0.00000000%	9.47876590%
Aug 15 2013	0.00000000%	9.62886132%
Sep 15 2013	0.00000000%	8.67235192%
Oct 15 2013	0.00000000%	7.71584251%
Nov l5 2013	0.00000000%	6.75933311%
Dec 15 2013	0.00000000%	5.80282371%
Jan 15 2014	0.00000000%	4.84631431%
Feb 15 2014	0.00000000%	9.50835813%
Mar 15 2014	0.00000000%	8.70063908%
Apr 15 2014	0.00000000%	7.89292003%
May 15 2014	0.00000000%	7.08520098%
Jun 15 2014	0.00000000%	6.27748192%
Jul 15 2014	0.00000000%	5.46976287%

Schedule 1D to Network Lease
(NVG Network Statutory IV Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Aug 15 2014	0.00000000%	6.46883766%
Sep 15 2014	0.00000000%	6.46883766%
Oct 15 2014	0.00000000%	6.46883766%
Nov 15 2014	0.00000000%	6.46883766%
Dec 15 2014	0.00000000%	6.46883766%
Jan 15 2015	0.00000000%	6.46883766%
Feb 15 2015	0.00000000%	10.97342503%
Mar 15 2015	0.00000000%	9.89528542%
Apr 15 2015	0.00000000%	8.81714581%
May 15 2015	0.00000000%	7.73900620%
Jun 15 2015	0.00000000%	6.66086659%
Jul 15 2015	0.00000000%	5.58272698%
Aug 15 2015	0.00000000%	6.46883766%
Sep l5 2015	0.00000000%	6.46883766%
Oct l5 2015	0.00000000%	6.46883766%
Nov 15 2015	0.00000000%	6.46883766%
Dec 15 2015	0.00000000%	6.46883766%
Jan 15 2016	0.00000000%	6.46883766%
Feb 15 20l6	0.00000000%	11.09209783%
Mar 15 2016	0.00000000%	10.01395822%
Apr 15 2016	0.00000000%	8.93581861%
May 15 2016	0.00000000%	7.85767900%
Jun 15 2016	0.00000000%	6.77953939%
Jul 15 2016	0.00000000%	5.70139978%
Aug 15 2016	0.00000000%	6.46883766%
Sep 15 20l6	0.00000000%	6.46883766%
Oct 15 2016	0.00000000%	6.46883766%
Nov 15 2016	0.00000000%	6.46883766%
Dec 15 2016	0.00000000%	6.46883766%
Jan 15 2017	0.00000000%	6.46883766%
Feb 15 2017	0.00000000%	12.28357037%
Mar 15 2017	0.00000000%	12.28357037%
Apr 15 2017	0.00000000%	12.28357037%
May 15 2017	0.00000000%	12.28357037%
Jun 15 2017	0.00000000%	12.28357037%
Jul 15 2017	0.00000000%	12.28357037%
Aug 15 2017	0.00000000%	11.76860828%
Sep 15 2017	0.00000000%	10.59954123%
Oct 15 2017	0.00000000%	9.43047418%
Nov 15 2017	0.00000000%	8.26140713%
Dec 15 2017	0.00000000%	7.09234009%
Jan 15 2018	0.00000000%	5.92327304%
Feb 15 2018	0.00000000%	10.88119089%
Mar 15 2018	0.00000000%	9.89397872%
Apr 15 2018	0.00000000%	8.90676654%
May 15 2018	0.00000000%	7.91955437%
Jun 15 2018	0.00000000%	6.93234220%
Jul 15 2018	0.00000000%	5.94513002%
Aug 15 2018	0.00000000%	6.46883766%
Sep l5 2018	0.00000000%	6.46883766%
Oct l5 2018	0.00000000%	6.46883766%
Nov 15 2018	0.00000000%	6.46883766%
Dec 15 2018	0.00000000%	6.46883766%
Jan 15 2019	0.00000000%	6.46883766%
Feb l5 2019	0.00000000%	10.34359158%
Mar 15 2019	0.00000000%	9.26545197%
Apr !5 1019	0.00000000%	8.18731236%
May 15 2019	0.00000000%	7.10917275%
Jun 15 2019	0.00000000%	6.03103313%
Jul 15 2019	0.00000000%	4.95289352%
Aug 15 2019	0.00000000%	5.36744388%
Sep 15 2019	0.00000000%	5.36744388%
Oct 15 2019	0.00000000%	5.36744388%
Nov 15 2019	0.00000000%	5.36744388%

Schedule 1D to Network Lease
(NVG Network Statutory IV Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Basic Lease Rent

Dec 15 2019	0.00000000%	5.36744388%
Jan 15 2020	0.00000000%	5.36744388%
Feb 15 2020	0.00000000%	10.59142362%
Mar 15 2020	0.00000000%	9.69684964%
Apr 15 2020	0.00000000%	8.80227566%
May 15 2020	0.00000000%	7.90770168%
Jun 15 2020	0.00000000%	7.01312770%
Jul 15 2020	0.00000000%	6.11855372%
Aug 15 2020	0.00000000%	6.46883766%
Sep 15 2020	0.00000000%	6.46883766%
Oct 15 2020	0.00000000%	6.46883766%
Nov 15 2020	0.00000000%	6.46883766%
Dec 15 2020	0.00000000%	6.46883766%
Jan 15 2021	0.00000000%	6.46883766%
Feb 15 2021	0.00000000%	11.65500281%
Mar 15 2021	0.00000000%	10.57686320%
Apr 15 2021	0.00000000%	9.49872359%
May 15 2021	0.00000000%	8.42058398%
Jun 15 2021	0.00000000%	7.34244437%
Jul 15 2021	0.00000000%	6.26430476%
Aug 15 2021	0.00000000%	6.46883766%
Sep 15 2021	0.00000000%	6.46883766%
Oct 15 2021	0.00000000%	6.46883766%
Nov 15 2021	0.00000000%	6.46883766%
Dec 15 2021	0.00000000%	6.46883766%
Jan 15 2022	0.00000000%	6.46883766%
Feb 15 2022	0.00000000%	11.65500281%
Mar 15 2022	0.00000000%	10.57686320%
Apr 15 2022	0.00000000%	9.49872359%
May 15 2022	0.00000000%	8.42058398%
Jun 15 2022	0.00000000%	7.34244437%
Jul 15 2022	0.00000000%	6.26430476%
Aug 15 2022	0.00000000%	6.46883766%
Sep 15 2022	0.00000000%	6.46883766%
Oct 15 2022	0.00000000%	6.46883766%
Nov 15 2022	0.00000000%	6.46883766%
Dec 15 2022	0.00000000%	6.46883766%
Jan 15 2023	0.00000000%	6.46883766%
Feb 15 2023	0.00000000%	12.73314243%
Mar 15 2023	0.00000000%	12.73314243%
Apr 15 2023	0.00000000%	12.73314243%
May 15 2023	0.00000000%	12.73314243%
Jun 15 2023	0.00000000%	12.73314243%
Jul 15 2023	0.00000000%	12.73314243%
Aug 15 2023	0.00000000%	11.76860828%
Sep 15 2023	0.00000000%	10.59954123%
Oct 15 2023	0.00000000%	9.43047418%
Nov 15 2023	0.00000000%	8.26140713%
Dec 15 2023	0.00000000%	7.09234009%
Jan 15 2024	0.00000000%	5.92327304%
Feb 15 2024	0.00000000%	11.20036563%
Mar 15 2024	0.00000000%	10.21315346%
Apr 15 2024	0.00000000%	9.22594128%
May 15 2024	0.00000000%	8.23872911%
Jun 15 2024	0.00000000%	7.25151694%
Jul 15 2024	0.00000000%	6.26430476%
Aug 15 2024	0.00000000%	6.46883766%
Sep 15 2024	0.00000000%	6.46883766%
Oct 15 2024	0.00000000%	6.46883766%
Nov 15 2024	0.00000000%	6.46883766%
Dec 15 2024	0.00000000%	6.46883766%
Jan 15 2025	0.00000000%	6.46883766%
Feb 15 2025	0.00000000%	12.82571589%
Mar 15 2025	0.00000000%	12.82571589%

Schedule 1D to Network Lease
(NVG Network Statutory IV Trust)
OVERPAYMENTS AND UNDERPAYMENTS
OF BASIC LEASE RENT
(Percentages are percentages of Owner Lessor’s Cost)

(a)	(b)	(c)
	Underpayment	Overpayment
Termination Date	of Basic Lease Rent	of Bask Lease Rent

Apr 15 2025	0.00000000%	12.82571589%
May 15 2025	0.00000000%	12.82571589%
Jun 15 2025	0.00000000%	12.82571589%
Jul 15 2025	0.00000000%	12.82571589%
Aug 15 2025	0.00000000%	11.76860828%
Sep 15 2025	0.00000000%	10.59954123%
Oct 15 2025	0.00000000%	9.43047418%
Nov 15 2025	0.00000000%	8.26140713%
Dec 15 2025	0.00000000%	7.09234009%
Jan 15 2026	0.00000000%	5.92327304%
Feb 15 2026	0.00000000%	9.59090674%
Mar 15 2026	0.00000000%	8.60369457%
Apr 15 2026	0.00000000%	7.61648239%
May 15 2026	0.00000000%	6.62927022%
Jun l5 2026	0.00000000%	5.64205805%
Jul 15 2026	0.00000000%	4.65484587%
Aug l5 2026	0.00000000%	4.65484587%
Sep 15 2026	0.00000000%	4.65484587%
Oct 15 2026	0.00000000%	4.65484587%
Nov 15 2026	0.00000000%	4.65484587%
Dec 15 2026	0.00000000%	4.65484587%
Jan 15 2027	0.00000000%	4.65484587%
Feb 15 2027	0.00000000%	3.87903823%
Mar 15 2027	0.00000000%	3.10323058%
Apr 15 2027	0.00000000%	2.32742294%
May 15 2027	0.00000000%	1.55161529%
Jun 15 2027	0.00000000%	0.77580765%
Jul 15 2027	0.00000000%	0.00000000%
Aug 15 2027	0.00000000%	0.00000000%
Sep 15 2027	0.00000000%	0.00000000%
Sep 26 2027	0.00000000%	0.00000000%

Schedule 2 to Network Lease
(NVG Network Statutory IV Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Dec 26 2003	104.66682483%
Jan 15 2004	105.61642190%
Feb 15 2004	97.13211100%
Mar 15 2004	97.65345190%
Apr 15 2004	98.16694870%
May 15 2004	98.66979100%
Jun 15 2004	99.17391030%
Jul 15 2004	99.66731010%
Aug 15 2004	98.49957840%
Sep 15 2004	98.98763330%
Oct 15 2004	99.50304460%
Nov 15 2004	99.97363080%
Dec 15 2004	100.44530790%
Jan 15 2005	100.89833730%
Feb 15 2005	97.65580170%
Mar 15 2005	98.10246300%
Apr 15 2005	98.54238430%
May 15 2005	98.97133410%
Jun 15 2005	99.40118300%
Jul 15 2005	99.81999150%
Aug 15 2005	98.62648380%
Sep 15 2005	99.03825630%
Oct 15 2005	99.39300210%
Nov 15 2005	99.78565700%
Dec 15 2005	100.17900390%
Jan 15 2006	100.55244000%
Feb 15 2006	97.17683080%
Mar 15 2006	97.54265970%
Apr 15 2006	97.90041550%
May 15 2006	98.24838650%
Jun 15 2006	98.59891480%
Jul 15 2006	98.93545780%
Aug 15 2006	97.71476700%
Sep 15 2006	98.04936690%
Oct 15 2006	98.31081730%
Nov 15 2006	98.62474690%
Dec 15 2006	98.93897160%
Jan 15 2007	99.23522930%
Feb 15 2007	95.52500150%
Mar 15 2007	95.81160750%
Apr 15 2007	96.09048590%
May 15 2007	96.36357370%
Jun 15 2007	96.63678600%
Jul 15 2007	96.90416950%
Aug 15 2007	95.67673480%
Sep 15 2007	95.94095290%
Oct 15 2007	96.24608860%
Nov 15 2007	96.50111990%
Dec 15 2007	96.75616980%
Jan 15 2008	97.00754340%
Feb 15 2008	93.38973000%
Mar 15 2008	93.63137760%
Apr 15 2008	93.87302520%
May 15 2008	94.11467280%
Jun 15 2008	94.35632040%
Jul 15 2008	94.59796800%
Aug 15 2008	93.40639130%
Sep 15 2008	93.64803890%
Oct 15 2008	93.89488880%

5

Schedule 2 to Network Lease
(NVG Network Statutory IV Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Nov 15 2008	94.13653640%
Dec 15 2008	94.37818400%
Jan 15 2009	94.61983160%
Feb 15 2009	90.93049510%
Mar 15 2009	91.16192510%
Apr 15 2009	91.39335510%
May 15 2009	91.62478510%
Jun 15 2009	91.85621520%
Jul 15 2009	92.08764520%
Aug 15 2009	90.94715640%
Sep 15 2009	91.17858640%
Oct 15 2009	91.37674570%
Nov 15 2009	91.60817580%
Dec 15 2009	91.83960580%
Jan 15 2010	92.07103580%
Feb 15 2010	88.30656180%
Mar 15 2010	88.52725790%
Apr 15 2010	88.74795400%
May 15 2010	88.96865010%
Jun 15 2010	89.18934620%
Jul 15 2010	89.41004230%
Aug 15 2010	88.32322310%
Sep 15 2010	88.54391920%
Oct 15 2010	88.76344320%
Nov 15 2010	88.98413930%
Dec 15 2010	89.20483540%
Jan 15 2011	89.42553150%
Feb 15 2011	85.59496750%
Mar 15 2011	85.80622210%
Apr 15 2011	86.01747680%
May 15 2011	86.22873140%
Jun 15 2011	86.43998610%
Jul 15 2011	86.65124070%
Aug 15 2011	85.61162870%
Sep 15 2011	85.82288340%
Oct 15 2011	86.02380950%
Nov 15 2011	86.23506420%
Dec 15 2011	86.44631880%
Jan 15 2012	86.65757350%
Feb 15 2012	82.74511690%
Mar 15 2012	82.94467270%
Apr 15 2012	83.14422840%
May 15 2012	83.34378410%
Jun 15 2012	83.54333980%
Jul 15 2012	83.74289560%
Aug 15 2012	82.76177820%
Sep 15 2012	82.96133390%
Oct 15 2012	83.22446900%
Nov 15 2012	83.42402480%
Dec 15 2012	83.62358050%
Jan 15 2013	83.82313620%
Feb 15 2013	79.82426670%
Mar 15 2013	80.01147770%
Apr 15 2013	80.19868870%
May 15 2013	80.38589970%
Jun 15 2013	80.57311080%
Jul 15 2013	80.76062990%
Aug 15 2013	79.84267290%
Sep 15 2013	80.03132780%

Schedule 2 to Network Lease
(NVG Network Statutory IV Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Oct 15 2013	80.13677300%
Nov 15 2013	80.32910620%
Dec 15 2013	80.52146640%
Jan 15 2014	80.71749810%
Feb 15 2014	75.42589220%
Mar 15 2014	75.60409640%
Apr 15 2014	75.78438470%
May 15 2014	75.96645080%
Jun 15 2014	76.14858530%
Jul 15 2014	76.33250980%
Aug 15 2014	75.51870330%
Sep 15 2014	75.70405840%
Oct 15 2014	75.95282090%
Nov 15 2014	76.14135220%
Dec 15 2014	76.32998880%
Jan 15 2015	76.52171560%
Feb 15 2015	71.11201180%
Mar 15 2015	71.28515930%
Apr 15 2015	71.45969490%
May 15 2015	71.63683110%
Jun 15 2015	71.81411600%
Jul 15 2015	71.99401960%
Aug 15 2015	71.28968540%
Sep 15 2015	71.47163730%
Oct 15 2015	71.59383490%
Nov 15 2015	71.78033990%
Dec 15 2015	71.96704750%
Jan 15 2016	72.15813410%
Feb 15 2016	66.62827120%
Mar 15 2016	66.80003850%
Apr 15 2016	66.97374350%
May 15 2016	67.15028470%
Jun 15 2016	67.32708530%
Jul 15 2016	67.50674260%
Aug 15 2016	66.91999930%
Sep 15 2016	67.10097880%
Oct 15 2016	67.32697110%
Nov 15 2016	67.51189930%
Dec 15 2016	67.69713820%
Jan 15 2017	67.88604300%
Feb 15 2017	62.23753620%
Mar 15 2017	62.40407550%
Apr 15 2017	62.57168760%
May 15 2017	62.74233720%
Jun 15 2017	62.91332740%
Jul 15 2017	63.08737720%
Aug 15 2017	62.61072670%
Sep 15 2017	62.78855960%
Oct 15 2017	62.79761540%
Nov 15 2017	62.98200210%
Dec 15 2017	63.16680580%
Jan 15 2018	63.35778750%
Feb 15 2018	57.58235980%
Mar 15 2018	57.75251850%
Apr 15 2018	57.92617770%
May 15 2018	58.10316730%
Jun 15 2018	58.28065390%
Jul 15 2018	58.46149570%
Aug 15 2018	58.12101200%

Schedule 2 to Network Lease
(NVG Network Statutory IV Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Sep 15 2018	58.30476930%
Oct 15 2018	58.39165850%
Nov 15 2018	58.58123460%
Dec 15 2018	58.77138110%
Jan 15 2019	58.96681670%
Feb 15 2019	54.19177040%
Mar 15 2019	54.37022570%
Apr 15 2019	54.55115270%
May 15 2019	54.73567600%
Jun 15 2019	54.92084630%
Jul 15 2019	55.10964050%
Aug 15 2019	54.88643790%
Sep 15 2019	55.07847280%
Oct 15 2019	55.23106040%
Nov 15 2019	55.42936160%
Dec 15 2019	55.62839050%
Jan 15 2020	55.83300330%
Feb 15 2020	49.88064660%
Mar 15 2020	50.04744890%
Apr 15 2020	50.21623870%
May 15 2020	50.38910460%
Jun 15 2020	50.56211130%
Jul 15 2020	50.73821800%
Aug 15 2020	50.58114530%
Sep 15 2020	50.78048790%
Oct 15 2020	50.98568650%
Nov 15 2020	51.19186980%
Dec 15 2020	51.39904420%
Jan 15 2021	51.64911250%
Feb 15 2021	46.28408030%
Mar 15 2021	46.46257920%
Apr 15 2021	46.64396330%
May 15 2021	46.82938130%
Jun 15 2021	47.01566410%
Jul 15 2021	47.20601240%
Aug 15 2021	47.19534160%
Sep 15 2021	47.39011860%
Oct 15 2021	47.59142430%
Nov 15 2021	47.79368890%
Dec 15 2021	47.99691820%
Jan 15 2022	48.28254930%
Feb 15 2022	42.17128490%
Mar 15 2022	42.32499950%
Apr 15 2022	42.48180580%
May 15 2022	42.64250760%
Jun 15 2022	42.80392920%
Jul 15 2022	42.96927640%
Aug 15 2022	42.93231550%
Sep 15 2022	43.10064910%
Oct 15 2022	43.27422110%
Nov 15 2022	43.44859160%
Dec 15 2022	43.62376530%
Jan 15 2023	43.78619560%
Feb 15 2023	37.64540810%
Mar 15 2023	37.76943000%
Apr 15 2023	37.89523030%
May 15 2023	38.02474890%
Jun 15 2023	38.15480890%
Jul 15 2023	38.28861520%

Schedule 2 to Network Lease
(NVG Network Statutory IV Trust)
TERMINATION VALUES
(Percentages are percentages of Owner Lessor’s Cost)

Termination Date	Termination Value

Aug 15 2023	38.22234940%
Sep 15 2023	38.36120820%
Oct 15 2023	38.50755100%
Nov 15 2023	33.65453200%
Dec 15 2023	38.80215510%
Jan 15 2024	39.07192400%
Feb 15 2024	32.90568860%
Mar 15 2024	33.00411010%
Apr 15 2024	33.10657310%
May 15 2024	33.21261160%
Jun 15 2024	33.31904810%
Jul 15 2024	33.42908620%
Aug 15 2024	33.33637480%
Sep 15 2024	33.44862960%
Oct 15 2024	33.56567690%
Nov 15 2024	33.68318980%
Dec 15 2024	33.80117100%
Jan 15 2025	34.02137170%
Feb 15 2025	27.74965260%
Mar 15 2025	27.83538150%
Apr 15 2025	27.92223780%
May 15 2025	28.01297030%
Jun 15 2025	28.10410730%
Jul 15 2025	28.19894730%
Aug 15 2025	28.18624780%
Sep 15 2025	28.28596100%
Oct 15 2025	28.39321100%
Nov 15 2025	28.50096010%
Dec 15 2025	28.60921120%
Jan 15 2026	28.70773420%
Feb 15 2026	24.15081810%
Mar 15 2026	24.24930070%
Apr 15 2026	24.35212400%
May 15 2026	24.45894010%
Jun 15 2026	24.56636030%
Jul 15 2026	24.67780340%
Aug 15 2026	24.79221680%
Sep 15 2026	24.90727970%
Oct 15 2026	25.02854310%
Nov 15 2026	25.15049690%
Dec 15 2026	25.27314530%
Jan 15 2027	25.35949460%
Feb 15 2027	25.48932930%
Mar 15 2027	25.61990560%
Apr 15 2027	25.75336010%
May 15 2027	25.90386910%
Jun 15 2027	26.05525290%
Jul 15 2027	26.22381040%
Aug 15 2027	26.40547340%
Sep 15 2027	26.58819560%
Sep 26 2027	25.92000000%

Schedule 3 to Network Lease
(NVG Network Statutory IV Trust)
PRICING ASSUMPTIONS

(1)	Network Cost:	$388,500,000.00

(2)	Owner Lessor’s Cost:	$70,000,000.00

(3)	Equity Investment:	$17,794,000.00

(4)	Closing Date:	9/26/2003

(5)	Assumed Tax Rate:	38.90%

(6)	Transaction Cost:	$1,027,027.03

(7)	Early Purchase Date:	1/15/2021

(8)	Lessor Note
	Interest Rate:	4.929%

Schedule 4 to Network Lease
(NVG Network Statutory IV Trust)
EARLY PURCHASE PRICE AND INSTALLMENTS

			Underpayment	Overpayment
	Early	Early	of	of	Early
	Purchase Date	Purchase Amount	Basic Lease Rent *	Basic Lease Rent *	Purchase Price
(1)	Jan 15 2021	26,551,232.16	0.00	8,913,199.70	17,638,032.46
(2)	Apr 15 2021	3,532,833.25	0.00	0.00	3,532,833.25
(3)	Jun 15 2021	3,532,833.25	0.00	0.00	3,532,833.25
(4)	Sep 15 2021	3,532,833.25	0.00	0.00	3,532,833.25
(5)	Dec 15 2021	3,532,833.25	0.00	0.00	3,532,833.25

		40,682,565.15	0.00	8,913,199.70	31,769,365.45

*	Values are calculated without regard to any offset for amounts of Basic Lease Rent that are due and owing on such date; the total amount due and payable by Lessee on such date is the sum of (i) the Early Purchase Price and (ii) the amount of Basic Lease Rent payable on such date as set forth on Schedule 1A.